                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [  ]

Pre-Effective Amendment No. ___                               [  ]

Post-Effective Amendment No.  12                              [  ] 333-57681

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                              [  ]

         Amendment No. 2                                      [  ] 811-08833

                        (CHECK APPROPRIATE BOX OR BOXES)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                           (Exact name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                                Copy to:

Thomas E. Pierpan, Esq.                              Frederick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio           Sutherland Asbill & Brennan LLP
570 Carillon Parkway                                 1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida  33716                       Washington, DC  20004-2415

                  It is proposed that his filing will become effective:

                  [ ] immediately upon filing pursuant to paragraph (b)
                  [X] on May 1, 2003 pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)(1)
                  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of securities being registered: Individual variable adjustable life insurance policies.

PROSPECTUS

MAY 1, 2003


                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                         1-888-804-8461 (610) 439-5253

            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the following corresponding mutual fund portfolios:


SCUDDER INVESTMENT VIT FUNDS

[ ]  Scudder VIT Small Cap Index Fund
[ ]  Scudder VIT Equity 500 Index Fund
[ ]  Scudder VIT EAFE(R) Equity Index Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Growth Opportunities Portfolio
[ ]  Contrafund(R) Portfolio
[ ]  Growth Portfolio
[ ]  Balanced Portfolio
[ ]  High Income Portfolio
[ ]  Money Market Portfolio
PIMCO VARIABLE INSURANCE TRUST
[ ]  Short-Term Portfolio (Institutional Class)
[ ]  Total Return Portfolio (Institutional Class)
[ ]  StocksPLUS Growth and Income Portfolio (Institutional Class)
INVESCO VARIABLE INVESTMENT FUNDS, INC.
[ ]  INVESCO VIF -- Growth Fund
[ ]  INVESCO VIF -- Dynamics Fund
[ ]  INVESCO VIF -- Financial Services Fund
[ ]  INVESCO VIF -- Small Company Growth Fund
[ ]  INVESCO VIF -- Technology Fund
[ ]  INVESCO VIF -- Telecommunications Fund

[ ]  INVESCO VIF -- Health Sciences Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[ ]  Emerging Markets Equity Portfolio
[ ]  Emerging Markets Debt Portfolio

[ ]  U.S. Mid Cap Core Portfolio

ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio
[ ]  Royce Small-Cap Portfolio
JANUS ASPEN SERIES
[ ]  Growth Portfolio
[ ]  Capital Appreciation Portfolio
[ ]  Worldwide Growth Portfolio

[ ]  Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio)

[ ]  Flexible Income Portfolio
[ ]  International Growth Portfolio
T. ROWE PRICE EQUITY SERIES, INC.
[ ]  T. Rowe Price Mid-Cap Growth Portfolio
[ ]  T. Rowe Price Equity Income Portfolio
[ ]  T. Rowe Price New America Growth Portfolio
[ ]  T. Rowe Price Blue Chip Growth Portfolio
T. ROWE PRICE INTERNATIONAL SERIES, INC.
[ ]  T. Rowe Price International Stock Portfolio
VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Money Market Portfolio
[ ]  Vanguard VIF Short-Term Corporate Portfolio
[ ]  Vanguard VIF Total Bond Market Index Portfolio
[ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  Vanguard VIF Balanced Portfolio
[ ]  Vanguard VIF Equity Income Portfolio
[ ]  Vanguard VIF Equity Index Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Vanguard VIF Growth Portfolio
[ ]  Vanguard VIF Small Company Growth Portfolio
[ ]  Vanguard VIF International Portfolio
[ ]  Vanguard VIF REIT Index Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Total Stock Market Index Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Flexible Premiums......................................     1
     Free-Look Period.......................................     2
     Variable Life Insurance Benefit........................     2
     Cash Value.............................................     2
     Transfers..............................................     3
     Loans..................................................     3
     Partial Withdrawals and Surrenders.....................     3
     Tax Benefits...........................................     3
     Personalized Illustrations.............................     4
  Policy Risks..............................................     4
     Investment Risks.......................................     4
     Risk of Lapse..........................................     4
     Tax Risks (Income Tax and MEC).........................     4
     Loan Risks.............................................     5
Portfolio Risks.............................................     5
Fee Tables..................................................     5
Western Reserve, The Separate Account, and the Portfolios...     8
  Western Reserve...........................................     8
  The Separate Account......................................     8
  The Portfolios............................................     9
  Your Right to Vote Portfolio Shares.......................    13
Charges and Deductions......................................    13
  Premium Charge............................................    14
  Monthly Deduction.........................................    15
  Administrative Charges....................................    17
     Partial Withdrawal Charge..............................    17
     Loan Interest..........................................    18
     Transfer Charge........................................    18
     Taxes..................................................    18
     Portfolio Expenses.....................................    18
The Policy..................................................    18
  Ownership Rights..........................................    18
  Modifying the Policy......................................    19
  Purchasing a Policy.......................................    19
  Replacement of Existing Insurance.........................    20
  When Insurance Coverage Takes Effect......................    20
  Free-Look Period..........................................    20
  Backdating a Policy.......................................    20
Policy Features.............................................    21
  Premiums..................................................    21

     Allocating Premiums....................................    21
     Premium Flexibility....................................    21
     Planned Periodic Payments..............................    22
     Premium Limitations....................................    22
     Making Premium Payments................................    22
Transfers...................................................    22
  General...................................................    22
  Asset Rebalancing Program.................................    24
  Third Party Asset Allocation Services.....................    24
Policy Values...............................................    25
  Cash Value................................................    25
  Net Cash Value............................................    25
  Subaccount Value..........................................    25
  Accumulation Units........................................    25
  Accumulation Unit Value...................................    26
  Net Investment Factor.....................................    26
Life Insurance Benefit......................................    27
  Life Insurance Benefit Proceeds...........................    27
  Life Insurance Benefit....................................    27
  Choosing Life Insurance Benefit Options...................    29
  Changing the Life Insurance Benefit Option................    29
  How Life Insurance Benefits May Vary in Amount............    29
  Changing the Face Amount..................................    30
  Decreasing the Face Amount................................    30
  Increasing the Face Amount................................    30
  Duration of the Policy....................................    31
  Payment Options...........................................    31
Surrenders and Partial Withdrawals..........................    31
  Surrenders................................................    31
  Partial Withdrawals.......................................    31
  Loans.....................................................    32
     General................................................    32
     Interest Rate Charged..................................    33
     Loan Account Interest Rate Credited....................    33
     Indebtedness...........................................    33
     Repayment of Indebtedness..............................    33
     Effect of Policy Loans.................................    33
Policy Lapse and Reinstatement..............................    34
  Lapse.....................................................    34
  Reinstatement.............................................    34
Policy Termination..........................................    35
Federal Income Tax Considerations...........................    35
  Tax Status of the Policy..................................    35
  Tax Treatment of Policy Benefits..........................    36

Other Policy Information....................................    37
  Payments We Make..........................................    37
  Split Dollar Arrangements.................................    37
Supplemental Benefits (Riders)..............................    39
  Term Insurance Rider......................................    39
Additional Information......................................    40
  Sale of the Policies......................................    40
  State Variations..........................................    40
  Legal Proceedings.........................................    40
  Financial Statements......................................    41
Table of Contents of the Statement of Additional
  Information...............................................    41
Glossary....................................................    42
Appendix A -- Annual Portfolio Operating Expenses...........   A-1



             This Policy is not available in the State of New York.

                                                                WRL ADVANTAGE IV

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  THE POLICY IN GENERAL

     - The WRL Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - Separate account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums, however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD

     - Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of the Policy's cash value as of the date the Policy is returned or the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or hold the premium in the general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT


     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you chose, and any additional insurance provided by riders you purchase.


     - Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        -- the face amount of the Policy, or

        -- a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

        -- a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

        -- a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts. You may make transfers in writing, or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the cash value MINUS any indebtedness. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued prior to January 28, 2002.

     - To secure the loan, we transfer the requested amount of the loan plus interest for one year in advance from the subaccounts to a loan account. The loan account is part of the general account. We will credit 4.00% interest annually on amounts in the loan account.

     - Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is modified endowment contract.

  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value (cash value MINUS any outstanding indebtedness). There are no surrender charges on this Policy.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, as noted above, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receive of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (that is, the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due. Your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets the insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the life insurance benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, partial withdrawals and surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

     We also currently charge interest on Policy loans at a rate of 4.70% annually in Policy years 1-17 and 4.20% annually in Policy years 18+, payable in arrears. This charge may increase, but will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  11.50% of each premium received up   11.50% of premium received up
                          premium          to the target premium(1) in all      to target premium and 1.00% of
                                           years; 4.50% of premium received in  premium received in excess of
                                           excess of target premium in policy   target premium in Policy year
                                           year 1 and 7.50% of premium          1; 6.00% of premium received
                                           received in excess of target         up to target premium and 0.50%
                                           premium in Policy years 2+           of premium received in excess
                                                                                of target premium in Policy
                                                                                years 2-7; 2.10% of premium
                                                                                received up to target premium
                                                                                and 0.50% of premium received
                                                                                in Policy years 8-10; 0.50% of
                                                                                all premium received in Policy
                                                                                years 11+

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  2.00% of the amount withdrawn, not   We do not currently impose the
                                           to exceed $25.00                     partial withdrawal charge
TRANSFER CHARGE.........  Upon each        First 12 transfers in a Policy year  We do not currently impose the
                          transfer beyond  are free, and we reserve the right   transfer charge
                          12 transfers in  to charge $25.00 for each
                          any Policy year  subsequent transfer
LOAN INTEREST
  SPREAD(2).............  On Policy        2.00% (annually)                     0.70% (annually) in Policy
                          anniversary or                                        years 1-17; 0.80% (annually)
                          earlier, as                                           in Policy years 18+
                          applicable(3)

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's gender, issue age and underwriting class.

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.


     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.


          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)


                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
MONTHLY POLICY CHARGE...  On the           $16.50 per month in the first        $16.50 per month in the first
                          effective date   Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year
                          and on each                                           2+
                          monthly
                          deduction day
COST OF INSURANCE(2)....  On the
                          effective date
                          and on each
                          monthly
                          deduction day
  - Minimum Charge......                   $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk(3) (Female, Non-      net amount at risk (Female,
                                           Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                                                                                Issue)
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)
  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guarantee                      amount at risk                       net amount at risk
    Issue, during the
    first Policy year...

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
MORTALITY AND EXPENSE     On the           0.90% (annually) of the average      0.70% (annually) of the
RISK CHARGE.............  effective date   cash value on each valuation day     average cash value on each
                          and on each                                           valuation day Policy years
                          monthly                                               1-17, and 0.20% (annually) of
                          deduction day                                         the average cash value on each
                                                                                valuation day in Policy years
                                                                                18+
DEFERRED SALES CHARGE...  Annually, on     1.50% of all premium received in     1.50% of the premium received
                          each Policy      Policy year 1                        up to target premium in Policy
                          anniversary                                           year 1, and 0.40% of premium
                          during Policy                                         received in excess of target
                          years 2-7                                             premium in Policy year 1
RIDER CHARGES:(4)
  TERM LIFE INSURANCE     On the
    RIDER...............  effective date
                          and on each
                          monthly
                          deduction day
  - Minimum Charge......                   $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guarantee                      amount at risk                       net amount at risk
    Issue...............


---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age at issue, sex, underwriting class and Policy year. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.

(4) Charges for the riders vary based on the insured's issue or actual age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.


     The following table shows the minimum and maximum total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2002. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     MINIMUM   MAXIMUM
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.18%     2.37%

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific mutual fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     Changes to the Separate Account. Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

     - Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

     - Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts, and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

     Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.


     The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series mutual fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY.


Scudder Investment VIT Funds
managed by Deutsche Asset
Management, Inc.                 - Small Cap Index seeks to match, as closely as
                                   possible (before the deduction of expenses) the performance of the Russell 2000 Index, which emphasizes stocks of small US companies.


                                 - Equity 500 Index seeks to match, as closely
                                   as possible (before the deduction of
                                   expenses), the performance of the S&P 500
                                   Index, which emphasizes stocks of large US companies.

                                 - EAFE(R) Equity Index seeks to match, as
                                   closely as possible, before the deduction of expenses, the performance of the EAFE(R) Index, which measures international stock market performance.

Fidelity Variable Insurance
Products
Funds -- Initial Class managed
by
Fidelity Management & Research
Company                          - Growth Opportunities seeks to provide capital
                                   growth.

                                 - Contrafund(R) seeks long-term capital
                                   appreciation.

                                 - Growth seeks to achieve capital appreciation

                                 - Balanced seeks income and capital growth
                                   consistent with reasonable risk.


                                 - High Income seeks a high level of current
                                   income, while also considering growth of capital.

                                 - Money Market seeks as high a level of current
                                   income as is consistent with preservation of capital and liquidity.

PIMCO Variable Insurance Trust
Managed by Pacific Investment
Management Company LLC           - Short-Term (Institutional Class) seeks to
                                   obtain maximum current income consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

                                 - Total Return (Institutional Class) seeks to
                                   maximize total return, consistent with
                                   preservation of capital and prudent
                                   investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

                                 - StocksPLUS Growth and Income (Institutional
                                   Class) seeks to achieve a total return which exceeds the total return performance of the S&P 500.

T. Rowe Price Equity Series,
Inc.
Managed by T. Rowe Price
Associates,
Inc.                             - T. Rowe Price Mid-Cap Growth seeks to provide
                                   long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

                                 - T. Rowe Price Equity Income seeks to provide
                                   substantial dividend income as well as
                                   long-term growth of capital through
                                   investments in the common stocks of
                                   established companies.

                                 - T. Rowe Price New America Growth seeks to
                                   provide long-term growth of capital by
                                   investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.


                                 - Blue Chip Growth seeks to provide long-term
                                   growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies, income is a secondary objective.


T. Rowe Price International
Series,
Inc. Managed by T. Rowe Price
International, Inc.              - T. Rowe Price International Stock seeks
                                   long-term growth of capital through
                                   investments primarily in the common stocks of established non-U.S. companies.

Janus Aspen Series Managed by
Janus
Capital Management LLC           - Growth seeks long-term growth of capital in a
                                   manner consistent with the preservation of capital by investing primarily in common stocks selected for their growth potential.

                                 - Capital Appreciation seeks long-term growth
                                   of capital by investing primarily in common stocks selected for their growth potential.

                                 - Worldwide Growth seeks long-term growth of
                                   capital in a manner consistent with the
                                   preservation of capital by investing
                                   primarily in common stocks of companies of any size throughout the world.

                                 - Mid Cap Growth seeks long-term growth of
                                   capital by investing under normal
                                   circumstances, at least 80% of its net assets in securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap Growth Index.


                                 - Flexible Income seeks to obtain maximum total
                                   return, consistent with preservation of
                                   capital by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock.

                                 - International Growth seeks long-term growth
                                   of capital by investing under normal
                                   circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.


INVESCO Variable Investment
Funds, Inc. Managed by INVESCO
Funds Group, Inc.                - INVESCO VIF -- Growth Fund seeks long-term
                                   capital growth and current income by
                                   investing at least 65% of its net assets in common stocks of large companies.



                                 - INVESCO VIF -- Dynamics Fund seeks long term
                                   growth by normally investing at least 65% of its net assets in common stocks of mid-sized companies.



                                 - INVESCO VIF -- Financial Services seeks
                                   capital appreciation by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.



                                 - INVESCO VIF -- Small Company Growth Fund
                                   seeks long term capital growth by normally investing at least 80% of its net assets in common stocks of small capitalization companies.



                                 - INVESCO VIF -- Technology Fund seeks capital
                                   growth by normally investing at least 80% of its net assets in equity securities and equity-related instruments of companies engaged in technology-related industries.



                                 - INVESCO VIF -- Telecommunications Fund seeks
                                   capital growth and current income by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies that are engaged in the design, development, manufacture, distribution or sale of communications services and equipment, and companies that are involved supplying equipment or services to such companies.



                                 - INVESCO VIF -- Health Sciences Fund seeks
                                   capital appreciation by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care.



The Universal Institutional
Funds, Inc.
Managed by Morgan Stanley
Investment Management Inc.
doing
business as Morgan Stanley
Asset
Management                       - Emerging Markets Debt seeks high total return
                                   by investing primarily in fixed income
                                   securities of government and
                                   government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

                                 - Emerging Markets Equity seeks long-term
                                   capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.


                                 - U.S. Mid Cap Core seeks above-average total
                                   return over a market cycle of three to five years by investing in common stocks and other equity securities.


Vanguard Variable Insurance Fund Managed    - Money Market seeks to provide income while maintaining
by the following:                             liquidity and a stable share price of $1. An
                                              investment in the Portfolio is not insured or
Money Market, Short-Term Corporate and        guaranteed by the FDIC or any other government agency.
Total Bond Market Index -- Vanguard's         Although the Portfolio seeks to preserve the value of
Fixed Income Group                            your investment at $1 per share, it is possible to
                                              lose money by investing in the Portfolio.
High Yield Bond and Balanced -- Wellington
Management Company, LLP                     - Short Term Corporate seeks income while maintaining a
                                              high degree of stability of principal.
Equity Index, Mid-Cap Index, Total Stock
Market Index and REIT Index -- Vanguard's   - Total Bond Market Index seeks to provide a higher
Quantitative Equity Group                     level of income by attempting to match the performance
                                              of a broad-based market index of publicly traded,
Equity Income -- Newell Associates            investment-grade bonds.

Diversified Value -- Barrow, Hanley,        - High Yield Bond seeks to provide a higher level of
Mewhinney & Strauss                           income by investing primarily in a diversified group of
                                              high-yielding, higher-risk corporate bonds with
Growth -- Alliance Capital Management,        medium- and lower-range credit-quality ratings,
L.P.                                          commonly known as "junk bonds".

Small Company Growth -- Granahan            - Balanced seeks to conserve capital, while providing
Investment Management, Inc. and Grantham,     moderate income and moderate long-term growth of capital
Mayo, Van Otterloo & Co LLC                   and income.

International -- Schroder Investment        - Equity Income seeks to provide a relatively high level
Management North America Inc.                 of current income and the potential for long-term growth
                                              of capital and income.
Capital Growth -- PRIMECAP Management
Company                                     - Diversified Value seeks to provide long-term growth of
                                              capital and a moderate level of dividend income.

                                            - Equity Index seeks to provide long-term growth of
                                              capital and income by attempting to match the
                                              performance of a broad- based market index of stocks
                                              of large U.S. companies.

                                            - Mid-Cap Index seeks to provide long-term growth of
                                              capital by attempting to match the performance of a
                                              broad-based market index of stocks of medium-size U.S.
                                              companies.

                                            - Growth seeks to provide long-term growth of capital by
                                              investing primarily in large-capitalization stocks of
                                              high-quality, seasoned U.S. companies with records or
                                              superior growth.

                                            - Small Company Growth seeks to provide long-term growth
                                              of capital by investing primarily in the stocks of
                                              smaller companies (which, at the time of purchase,
                                              typically have a market value of less than $1-$2
                                              billion).

                                            - International seeks to provide a long-term growth of
                                              capital by investing primarily in the stocks of seasoned
                                              companies located outside of the United States.

                                            - REIT Index seeks to provide a high level of income and
                                              moderate long-term growth of capital.
                                            - Total Stock Market Index seeks to match the
                                              performance of a benchmark index that measures the
                                              investment return of the overall stock market.
                                            - Capital Growth seeks to provide long-term growth of
                                              capital.
Royce Capital Fund Managed by Royce and     - Royce Small-Cap seeks long-term growth of capital by
Associates, LLC                               investing its assets primarily in a limited number of
                                              equity securities issued by small companies with stock
                                              market capitalization between $400 million and $2
                                              billion.
                                            - Royce Micro-Cap seeks long-term growth of capital by
                                              investing its assets primarily in a broadly diversified
                                              portfolio of equity securities issued by micro-cap
                                              companies (companies with stock market capitalization
                                              less than $400 million).


     We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates) in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy. The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently these payments range from 0% to 0.25% of our investment in the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value are allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE
PROVIDE UNDER THE POLICY:        - the life insurance benefit, cash value and
                                   loan benefits;

                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;

                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGE

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

PERCENT OF PREMIUM LOAD          - Target premium is the amount of premium used
                                   to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's gender, issue age, and underwriting class and is listed on your Policy's specification page.

                                   For Policies issued on or after January 28, 2002, the percent of premium load currently equals:

                                   -- 11.50% of premium received up to target
                                      premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

                                   -- 6.00% of premium received up to target
                                      premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                   -- 2.10% of premium received up to target
                                      premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                   -- 0.50% of all premium received thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.

DEFERRED SALES CHARGE            - On each Policy anniversary during Policy
                                   years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

                                   For Policies issued on or after May 1, 2001, the current deferred sales charge equals:

                                   -- 1.50% of premium received up to target
                                      premium; and

                                   -- 0.40% of premium received in excess of
                                      target premium in Policy Year 1.

                                   Different charges apply to Policies issued prior to May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.

                                   Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly Policy charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.

MONTHLY POLICY CHARGE:           - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined in the applicable Option 1, Option 2 or Option 3) divided by 1.0032737; and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable Policy charge and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's gender, attained age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by gender, attained age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, gender and tobacco status issued under medical issue.

     Cost of insurance rates for an Insured in a non-tobacco class are less than or equal to rates for an Insured of the same age and gender in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and gender and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current deferred sales charge is equivalent to:

                                   -- An effective annual rate of 0.70% in
                                      Policy years 1-17; and

                                   -- An effective annual rate of 0.20%
                                      thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless you provide other instructions.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest is charged in arrears on the amount of the outstanding Policy loan.

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The minimum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans, or the expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18 to 2.32% in 2002. See the Portfolio Annual Expense Table in Appendix A of this prospectus, and the fund prospectuses.

THE POLICY
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OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment and there may be tax consequences);

     - to change the owner of this Policy; and


     - to change the face amount of this Policy.


     No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president, one of our vice presidents, secretary or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a completed application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine the Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

Under ordinary circumstances we refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

     Cost of insurance charges are based in part on the age of the insured on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY

DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
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--------------------------------------------------------------------------------

PREMIUMS
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--------------------------------------------------------------------------------

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, then the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial premium, less charges (the "net premium"), will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned during the free-look period, to the subaccounts that you have chosen on your application. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the sales charge (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year).

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, then your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is shown in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     ALLFIRST
     ABA #052000113
     For credit to: Western Reserve Life
     Account #: 89487643

     Include your name and Policy number on all correspondence

TRANSFERS
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GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept), or by fax to our administrative office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.

     Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.

     The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

     The portfolios do not permit market timing. Do not invest with us if you are a market timer. If we identify you as a market timer, we will immediately notify your agent who will then notify you that any additional requests for transfers will be subject to certain restrictions.

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our administrative offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our administrative office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our administrative office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time; but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
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--------------------------------------------------------------------------------

CASH VALUE

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding Policy loan amount
                                   (indebtedness).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premium allocated to the subaccount and any cash value transferred to the subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS


     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS

                                 - units redeemed to pay transfer charges.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; DIVIDED BY

     - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

LIFE INSURANCE BENEFIT

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit equals the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found in the "Life Insurance Benefit" section of the SAI.

LIFE INSURANCE BENEFIT OPTION
1 EQUALS THE GREATEST OF:        1. the face amount of the Policy; OR

                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death; OR

                                 3. the amount required for the Policy to
                                    qualify as a life insurance contract under
                                    Section 7702 of the Internal Revenue Code.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 illustration. Assume that the insured's attained age is under 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or be greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT OPTION
2 EQUALS THE GREATEST OF:        1. the face amount; PLUS

                                    - the cash value on the insured's date of
                                      death; OR

                                 2. the limitation percentage, MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death; OR

                                 3. the amount required for the Policy to
                                    qualify as a life insurance contract under
                                    Section 7702 of the Internal Revenue Code.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 illustration. Assume that the insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT OPTION
3 EQUALS
THE GREATEST OF:                 1. the face amount; PLUS

                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR

                                 2. the limitation percentage, MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death; OR

                                 3. the amount required for the Policy to
                                    qualify as a life insurance contract under
                                    Section 7702 of the Internal Revenue Code

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and may vary as the cash value varies.

     Option 3 illustration. Assume that the insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit Option you choose will have an impact on the dollar value of the life insurance benefit, on your cash value, and on the amount of cost of insurance charges you pay.

     Option 1 could be considered more suitable for you if your goal is increasing cash value based upon positive investment experience while Options 2 and 3 could be considered more suitable if your goal is increasing your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION


     After the first Policy year, you may change your life insurance benefit option (subject to the rules below). We will notify you of the new face amount.


     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or following the date when we approve your request for a change.


     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.


     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage times the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals.

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have Federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - you must send your written request to our
                                   administrative office;

                                 - you may not decrease your face amount lower
                                   than $25,000;

                                 - you may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code;

                                 - a decrease in face amount will take effect on
                                   the monthly deduction day on or after we receive your written request.

INCREASING THE FACE AMOUNT


     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - you must submit a written application to our
                                   administrative office;

                                 - you must submit additional evidence of
                                   insurability as requested;

                                 - we reserve the right to decline any increase
                                   request;

                                 - you do not need to increase your premium, but
                                   there must be enough net cash value to cover the next month deduction after the increase becomes effective;

                                 - an increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request;


                                 - the two year period in the incontestibility
                                   and suicide exclusion provision will each start on the date when such increase takes effect;



                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your cash value subject to certain conditions.

PARTIAL WITHDRAWAL CONDITIONS:   - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.

                                 - We will deduct a processing fee equal to $25
                                   or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences.

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

POLICY LOANS ARE SUBJECT TO
CERTAIN CONDITIONS:              - we may require you to borrow at least $500;

                                 - the maximum amount you may borrow is 90% of
                                   the cash value, MINUS any outstanding loan amount;

                                 - outstanding loans have priority over the
                                   claims of any assignee or other person; and

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice. We will transfer that amount to the loan account until the loan is repaid. The loan account is a part of our general account and is used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan account, we will withdraw the difference from the subaccounts and transfer it to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan account and transfer it to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If an annual interest rate lower than 6.0% is set, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - If a loan is outstanding 40 days or more before the effective date of an increase in the annual interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

     - We will give notice of any increase in the annual interest rate whenever a loan is made during the 40 days before the effective date of the increase.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the loan account will be transferred from the loan account to the subaccounts in the same manner as current net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

  EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     We will reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our administrative office;

     - provide evidence of insurability satisfactory to us;


     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two month deductions that will become due after the time of reinstatement.


     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period; or

     - the date the insured dies;

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear and a tax advisor should be consulted about such loans.

     Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the Insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Western Reserve's Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, life insurance benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - the rider increases the Policy's life
                                   insurance benefit by the rider's face amount;

                                 - the rider may be purchased at the time of
                                   application or after the Policy is issued;

                                 - the term insurance rider terminates at age
                                   100;

                                 - you may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy; and

                                 - the face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

     We reserve the right to discontinue the availability of any riders for new Policies at any time and also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, the maximum sales commission payable is expected to range from 20% of target premium and 3.2% of excess of target premium in the first Policy year to 2.4% of all premium in Policy years 8+. We will also pay an additional trail commission of 0.10% on the account value after the first Policy year. Different commissions apply for Policies issued prior to May 1, 2001.


     We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG Securities") for the distribution and sale of the Policies. AFSG Securities is affiliated with us. AFSG Securities may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives. All such sales representatives are registered with the NASD and with the sate in which they do business. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

     See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION --


Glossary....................................................
The Policy -- General Provisions............................
  Ownership Rights..........................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Gender.............................
  Modifying the Policy......................................
  Life Insurance Benefit....................................
  Addition, Deletion, or Substitution of Investments........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Experts...................................................
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


accumulation unit -- A unit of measurement used to calculate values under the Policy.


administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, (610) 439-5253. Our phone number is 1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

attained age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary -- The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period varies by state.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

APPENDIX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      ANNUAL PORTFOLIO OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):


     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2002 (except as noted in the footnotes). The information in this table (and in footnote 13 thereto) was provided to Western Reserve by the Fund. Western Reserve has not independently verified such information. Expenses of the portfolio may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                        GROSS        FEES AND
                                                                        TOTAL        EXPENSES      TOTAL NET
                                       MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                                 FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(13)   EXPENSES
---------                              ----------   --------   -----   --------   --------------   ---------
Scudder VIT Small Cap Index(1).......    0.35%       0.26%      N/A     0.61%         0.16%          0.45%
Scudder VIT Equity 500 Index.........    0.20%       0.12%      N/A     0.32%         0.02%          0.30%
Scudder VIT EAFE(R) Equity Index.....    0.45%       0.47%      N/A     0.92%         0.27%          0.65%
Fidelity VIP Growth
  Opportunities(2)...................    0.58%       0.12%      N/A     0.70%         0.00%          0.70%
Fidelity VIP Contrafund(R)(2)........    0.58%       0.10%      N/A     0.68%         0.00%          0.68%
Fidelity VIP Growth(2)...............    0.58%       0.09%      N/A     0.67%         0.00%          0.67%
Fidelity VIP Balanced(2).............    0.43%       0.14%      N/A     0.57%         0.00%          0.57%
Fidelity VIP High Income(2)..........    0.58%       0.12%      N/A     0.70%         0.00%          0.70%
Fidelity VIP Money Market(2).........    0.20%       0.09%      N/A     0.29%         0.00%          0.29%
PIMCO Short-Term (Institutional
  Class)(3)(5).......................    0.25%       0.20%      N/A     0.45%         0.00%          0.45%
PIMCO Total Return (Institutional
  Class)(3)..........................    0.25%       0.25%      N/A     0.50%         0.00%          0.50%
PIMCO StocksPLUS Growth and Income
  (Institutional Class)(3)(5)........    0.40%       0.11%      N/A     0.51%         0.01%          0.50%
T. Rowe Price Mid-Cap Growth(6)......    0.85%       0.00%      N/A     0.85%         0.00%          0.85%
T. Rowe Price Equity Income(6).......    0.85%       0.00%      N/A     0.85%         0.00%          0.85%
T. Rowe Price New America Growth(6)..    0.85%       0.00%      N/A     0.85%         0.00%          0.85%
T. Rowe Price International
  Stock(6)...........................    1.05%       0.00%      N/A     1.05%         0.00%          1.05%
T. Rowe Price Blue Chip Growth(6)....    0.85%       0.00%      N/A     0.85%         0.00%          0.85%
Janus Aspen Series Growth(7).........    0.65%       0.02%      N/A     0.67%         0.00%          0.67%
Janus Aspen Series Capital
  Appreciation(7)....................    0.65%       0.02%      N/A     0.67%         0.00%          0.67%
Janus Aspen Series Worldwide
  Growth(7)..........................    0.65%       0.05%      N/A     0.70%         0.00%          0.70%
Janus Aspen Series Mid Cap
  Growth(7)(8).......................    0.65%       0.02%      N/A     0.67%         0.00%          0.67%
Janus Aspen Series Flexible
  Income(7)..........................    0.61%       0.05%      N/A     0.66%         0.00%          0.66%
Janus Aspen Series International
  Growth(7)..........................    0.65%       0.09%      N/A     0.74%         0.00%          0.74%
INVESCO VIF -- Growth(9)(10).........    0.85%       1.52%      N/A     2.37%         0.00%          2.37%
INVESCO VIF -- Dynamics(9)(10).......    0.75%       0.37%      N/A     1.12%         0.00%          1.12%
INVESCO VIF -- Financial
  Services(9)(10)....................    0.75%       0.34%      N/A     1.09%         0.00%          1.09%

                                                                        GROSS        FEES AND
                                                                        TOTAL        EXPENSES      TOTAL NET
                                       MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                                 FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(13)   EXPENSES
---------                              ----------   --------   -----   --------   --------------   ---------
INVESCO VIF -- Health
  Sciences(9)(10)....................    0.75%       0.32%      N/A     1.07%         0.00%          1.07%
INVESCO VIF -- Small Company
  Growth(9)(10)......................    0.75%       0.56%      N/A     1.31%         0.00%          1.31%
INVESCO VIF -- Technology(9)(10).....    0.75%       0.36%      N/A     1.11%         0.00%          1.11%
INVESCO VIF --
  Telecommunications(9)(10)..........    0.75%       0.47%      N/A     1.22%         0.00%          1.22%
Universal Institutional Funds
  Emerging Markets Debt(4)...........    0.80%       0.42%      N/A     1.22%         0.00%          1.22%
Universal Institutional Funds
  Emerging Markets Equity(4).........    1.25%       0.68%      N/A     1.93%         0.00%          1.93%
Universal Institutional Funds U.S.
  Mid Cap Core(11)(4)................    0.75%       0.37%      N/A     1.12%         0.00%          1.12%
Vanguard VIF Total Stock Market
  Index..............................    0.17%       0.03%      N/A     0.20%         0.00%          0.20%
Vanguard VIF Capital Growth
  Portfolio..........................    0.46%       0.02%      N/A     0.48%         0.00%          0.48%
Vanguard VIF Money Market............    0.18%       0.03%      N/A     0.21%         0.00%          0.21%
Vanguard VIF Short-Term Corporate....    0.20%       0.03%      N/A     0.23%         0.00%          0.23%
Vanguard VIF Total Bond Market
  Index..............................    0.21%       0.03%      N/A     0.24%         0.00%          0.24%
Vanguard VIF High Yield Bond.........    0.30%       0.03%      N/A     0.33%         0.00%          0.33%
Vanguard VIF Balanced................    0.31%       0.02%      N/A     0.33%         0.00%          0.33%
Vanguard VIF Equity Index............    0.16%       0.02%      N/A     0.18%         0.00%          0.18%
Vanguard VIF Equity Income...........    0.34%       0.03%      N/A     0.37%         0.00%          0.37%
Vanguard VIF Diversified Value.......    0.46%       0.04%      N/A     0.50%         0.00%          0.50%
Vanguard VIF Mid-Cap Index...........    0.24%       0.06%      N/A     0.30%         0.00%          0.30%
Vanguard VIF Growth..................    0.37%       0.04%      N/A     0.41%         0.00%          0.41%
Vanguard VIF Small Company Growth....    0.54%       0.03%      N/A     0.57%         0.00%          0.57%
Vanguard VIF International...........    0.42%       0.11%      N/A     0.53%         0.00%          0.53%
Vanguard VIF REIT Index..............    0.34%       0.05%      N/A     0.39%         0.00%          0.39%
Royce Micro-Cap(12)..................    1.25%       0.13%      N/A     1.38%         0.03%          1.35%
Royce Small-Cap(12)..................    1.00%       0.87%      N/A     1.87%         0.52%          1.35%


---------------


 (1) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Funds, to the extent necessary, to limit all expenses of the Scudder VIT Equity Index to 0.30%, of the Scudder VIT Small Cap Index to 0.45% and of the Scudder VIT EAFE(R) Equity Index to 0.65% of the average daily net assets of the Funds until April 30, 2005.



 (2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.



 (3) "Other Expenses" reflects the following: for Short-Term (Inst. Class), a 0.20% administrative fee; for StocksPLUS Growth and Income (Inst. Class), a 0.10% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees.



 (4) The fees disclosed reflect gross ratios prior to any voluntary waivers reimbursements of expenses by the adviser. For the year ended December 31, 2002, the management fee was reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Debt Portfolio 1.30%; Emerging Markets Equity 1.75%; U.S. Mid Cap Core Portfolio 1.05%. The adviser may terminate this voluntary waiver at any time at its sole discretion.



 (5) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, the Total Net Annual Expenses listed in the table above. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (6) The portfolio pays an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.



 (7) Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.



 (8) Formerly, Aggressive Growth Portfolio.



 (9) The Fund's actual Other Expenses and total Annual Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(10) Effective June 1, 2002, INVESCO is entitled to reimbursement from the Fund for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between INVESCO and the Fund, if such reimbursements do not cause the Fund to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the Board of Directors.



(11) Formerly, Mid Cap Value Portfolio.



(12) The adviser has contractually agreed to waive its fee to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 2003.



(13) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                GROSS        FEES AND
                                                                TOTAL        EXPENSES      TOTAL NET
                               MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
    PORTFOLIO                     FEE       EXPENSES   FEES    EXPENSES     REIMBURSED     EXPENSES
    ---------                  ----------   --------   -----   --------   --------------   ---------
    INVESCO VIF Growth(1)....    0.85%       1.52%      N/A     2.37%         0.86%          1.51%
    INVESCO VIF -- Small
      Company Growth(1)......    0.75%       0.56%      N/A     1.31%         0.06%          1.25%
    Universal Institutional
      Fund Emerging Markets
      Equity(2)..............    1.25%       0.68%      N/A     1.93%         0.12%          1.81%
    Universal Institutional
      Funds U.S. Mid Cap
      Core(2)................    0.75%       0.37%      N/A     1.12%         0.07%          1.05%


---------------


        (1) Certain expenses of the Funds were voluntarily absorbed by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's Other Expenses and Total Annual fund Operating Expenses are the amount reflected in the "Total Net Annual Expense" column in the table above.

        (2) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended December 31, 2002, the management fee was reduced to reflect me voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Equity 1.75% and U.S. Mid Cap Core Portfolio 1.05%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Fee waivers and/or reimbursements are voluntary and the Advisor reserves the right to terminate any waiver and/or reimbursement at any time without notice. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the advisor excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio is 0.06% of such investment related expense.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

     To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-57681/811-08833

PROSPECTUS

MAY 1, 2003


                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                         1-888-804-8461 (610) 439-5253

            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the following corresponding mutual fund portfolios:

GATEWAY VARIABLE INSURANCE TRUST
[ ]  Gateway VIT Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Contrafund(R) Portfolio
PIMCO VARIABLE INSURANCE TRUST
[ ]  High Yield Portfolio (Institutional Class)
[ ]  Total Return Portfolio (Institutional Class)
PBHG INSURANCE SERIES FUND
[ ]  PBHG Large Cap Growth Portfolio
[ ]  PBHG Select Value Portfolio
FIRST EAGLE VARIABLE FUNDS, INC.
[ ]  First Eagle Overseas Variable Fund
THIRD AVENUE VARIABLE SERIES TRUST
[ ]  Third Avenue Value Portfolio
RYDEX VARIABLE TRUST
[ ]  OTC Fund
[ ]  Nova Fund
T. ROWE PRICE EQUITY SERIES, INC.
[ ]  T. Rowe Price Equity Income Portfolio

[ ]  T. Rowe Price Mid-Cap Growth Portfolio

ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio
JANUS ASPEN SERIES
[ ]  Capital Appreciation Portfolio
[ ]  Worldwide Growth Portfolio

[ ] Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio)

[ ]  Flexible Income Portfolio
[ ]  International Growth Portfolio
[ ]  Balanced Portfolio
VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Money Market Portfolio
[ ]  Vanguard VIF Short-Term Corporate Portfolio
[ ]  Vanguard VIF Total Bond Market Index Portfolio
[ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  Vanguard VIF Equity Index Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Vanguard VIF International Portfolio
[ ]  Vanguard VIF REIT Index Portfolio
[ ]  Vanguard VIF Small Company Growth Portfolio
[ ]  Vanguard VIF Total Stock Market Index Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Balanced Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Flexible Premiums......................................     1
     Free-Look Period.......................................     1
     Variable Life Insurance Benefit........................     2
     Cash Value.............................................     2
     Transfers..............................................     2
     Loans..................................................     3
     Partial Withdrawals and Surrenders.....................     3
     Tax Benefits...........................................     3
     Personalized Illustrations.............................     3
  Policy Risks..............................................     4
     Investment Risks.......................................     4
     Risk of Lapse..........................................     4
     Tax Risks (Income Tax and MEC).........................     4
     Loan Risks.............................................     4
Portfolio Risks.............................................     5
Fee Tables..................................................     5
Western Reserve, The Separate Account, and the Portfolios...     7
  Western Reserve...........................................     7
  The Separate Account......................................     7
  The Portfolios............................................     8
  Your Right to Vote Portfolio Shares.......................    12
Charges and Deductions......................................    12
  Premium Charge............................................    13
  Monthly Deduction.........................................    14
  Administrative Charges....................................    16
     Partial Withdrawal Charge..............................    16
     Loan Interest..........................................    16
     Transfer Charge........................................    17
     Taxes..................................................    17
     Portfolio Expenses.....................................    17
The Policy..................................................    17
  Ownership Rights..........................................    17
  Modifying the Policy......................................    18
  Purchasing a Policy.......................................    18
  Replacement of Existing Insurance.........................    18
  When Insurance Coverage Takes Effect......................    19
  Free-Look Period..........................................    19
  Backdating a Policy.......................................    19

Policy Features.............................................    19
  Premiums..................................................    19
     Allocating Premiums....................................    19
     Premium Flexibility....................................    20
     Planned Periodic Payments..............................    20
     Premium Limitations....................................    20
     Making Premium Payments................................    21
Transfers...................................................    21
  General...................................................    21
  Asset Rebalancing Program.................................    22
  Third Party Asset Allocation Services.....................    23
Policy Values...............................................    24
  Cash Value................................................    24
  Net Cash Value............................................    24
  Subaccount Value..........................................    24
  Accumulation Units........................................    24
  Accumulation Unit Value...................................    25
  Net Investment Factor.....................................    25
Life Insurance Benefit......................................    25
  Life Insurance Benefit Proceeds...........................    26
  Life Insurance Benefit....................................    26
  Choosing Life Insurance Benefit Options...................    28
  Changing the Life Insurance Benefit Option................    28
  How Life Insurance Benefits May Vary in Amount............    28
  Changing the Face Amount..................................    29
  Decreasing the Face Amount................................    29
  Increasing the Face Amount................................    29
  Duration of the Policy....................................    29
  Payment Options...........................................    30
Surrenders and Partial Withdrawals..........................    30
  Surrenders................................................    30
  Partial Withdrawals.......................................    30
  Loans.....................................................    31
     General................................................    31
     Interest Rate Charged..................................    32
     Loan Account Interest Rate Credited....................    32
     Indebtedness...........................................    32
     Repayment of Indebtedness..............................    32
     Effect of Policy Loans.................................    32
Policy Lapse and Reinstatement..............................    33
  Lapse.....................................................    33
  Reinstatement.............................................    33
Policy Termination..........................................    33

Federal Income Tax Considerations...........................    34
  Tax Status of the Policy..................................    34
  Tax Treatment of Policy Benefits..........................    34
Other Policy Information....................................    35
  Payments We Make..........................................    35
  Split Dollar Arrangements.................................    35
Supplemental Benefits (Riders)..............................    38
  Term Insurance Rider......................................    38
Additional Information......................................    38
  Sale of the Policies......................................    38
  State Variations..........................................    39
  Legal Proceedings.........................................    39
  Financial Statements......................................    40
Table of Contents of the Statement of Additional
  Information...............................................    40
Glossary....................................................    41
Appendix A -- Annual Portfolio Operating Expenses...........   A-1



             This Policy is not available in the State of New York.

                                                                WRL ADVANTAGE IV

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  THE POLICY IN GENERAL

     - The WRL Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - Separate account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums, however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD

     - Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of the Policy's cash value as of the date the Policy is returned or the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or hold the premium in the general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT


     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you chose, and any additional insurance provided by riders you purchase.


     - Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        -- the face amount of the Policy, or

        -- a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

        -- a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

        -- a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts. You may make transfers in writing, or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the cash value MINUS any indebtedness. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued prior to January 28, 2002.

     - To secure the loan, we transfer the requested amount of the loan plus interest for one year in advance from the subaccounts to a loan account. The loan account is part of the general account. We will credit 4.00% interest annually on amounts in the loan account.

     - Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is modified endowment contract.

  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value (cash value MINUS any outstanding indebtedness). There are no surrender charges on this Policy.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, as noted above, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receive of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (that is, the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due. Your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets the insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the life insurance benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, partial withdrawals and surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

     We also currently charge interest on Policy loans at a rate of 4.70% annually in Policy years 1-17 and 4.20% annually in Policy years 18+, payable in arrears. This charge may increase, but will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

                                   FEE TABLES

     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM        Upon receipt of  11.50% of each premium received up   11.50% of premium received up
  LOAD..................  premium          to the target premium(1) in all      to target premium and 1.00% of
                                           years; 4.50% of premium received in  premium received in excess of
                                           excess of target premium in policy   target premium in Policy year
                                           year 1 and 7.50% of premium          1; 6.00% of premium received
                                           received in excess of target         up to target premium and 0.50%
                                           premium in Policy years 2+           of premium received in excess
                                                                                of target premium in Policy
                                                                                years 2-7; 2.10% of premium
                                                                                received up to target premium
                                                                                and 0.50% of premium received
                                                                                in Policy years 8-10; 0.50% of
                                                                                all premium received in Policy
                                                                                years 11+

PARTIAL WITHDRAWAL        Upon withdrawal  2.00% of the amount withdrawn, not   We do not currently impose the
  CHARGE................                   to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each        First 12 transfers in a Policy year  We do not currently impose the
                          transfer beyond  are free, and we reserve the right   transfer charge
                          12 transfers in  to charge $25.00 for each
                          any Policy year  subsequent transfer

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
LOAN INTEREST             On Policy        2.00% (annually)                     0.70% (annually) in Policy
  SPREAD(2).............  anniversary or                                        years 1-17; 0.80% (annually)
                          earlier, as                                           in Policy years 18+
                          applicable(3)

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's gender, issue age and underwriting class.

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you owns the Policy, not including portfolio fees and expenses.

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)


                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
MONTHLY POLICY CHARGE...  On the           $16.50 per month in the first        $16.50 in the first Policy
                          effective date   Policy year and $10.00 in Year 2+    year and $4.00 in Year 2+
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(2)....  On the
                          effective date
                          and on each
                          monthly
                          deduction day
  - Minimum Charge......                   $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk(3) (Female, Non-      net amount at risk (Female,
                                           Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                                                                                Issue)
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)
  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guarantee                      amount at risk                       net amount at risk
    Issue, during the
    first Policy year...

MORTALITY AND EXPENSE     On the           0.90% (annually) of the average      0.70% (annually) of the
  RISK CHARGE...........  effective date   cash value on each valuation day     average cash value on each
                          and on each                                           valuation day Policy years
                          monthly                                               1-17, and 0.20% (annually) of
                          deduction day                                         the average cash value on each
                                                                                valuation day in Policy years
                                                                                18+

DEFERRED SALES CHARGE...  Annually, on     1.50% of all premium received in     1.50% of the premium received
                          each Policy      Policy year 1                        up to target premium in Policy
                          anniversary                                           year 1, and 0.40% of premium
                          during Policy                                         received in excess of target
                          years 2-7                                             premium in Policy year 1

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
RIDER CHARGES:(4)
  TERM LIFE INSURANCE     On the
    RIDER...............  effective date
                          and on each
                          monthly
                          deduction day
  - Minimum Charge......                   $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk                       net amount at risk
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk
  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guarantee                      amount at risk                       net amount at risk
    Issue...............

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age at issue, sex, underwriting class and Policy year. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.


(4) Charges for the riders vary based on the insured's issue or actual age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.



     The following table shows the minimum and maximum total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2002. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     MINIMUM   MAXIMUM
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.18%     1.74%


WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange

Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific mutual fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     Changes to the Separate Account. Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

     - Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

     - Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts, and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.


     Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.


     The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series mutual fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY.


Fidelity Variable Insurance Products        - Contrafund(R) seeks long-term capital appreciation.
Funds -- Initial Class
managed by Fidelity Management & Research
Company

PIMCO Variable Insurance Trust              - High Yield (Institutional Class) seeks to maximize
Managed by Pacific Investment Management      total return, consistent with preservation of capital
Company LLC                                   and prudent investment management by investing at
                                              least 80% of its assets in a diversified portfolio of
                                              high yield securities.

                                            - Total Return (Institutional Class) seeks to maximize
                                              total return, consistent with preservation of capital
                                              and prudent investment management by investing under
                                              normal circumstances at least 65% of its assets in a
                                              diversified portfolio of Fixed Income instruments of
                                              varying maturities.

T. Rowe Price Equity Series, Inc.           - T. Rowe Price Mid-Cap Growth seeks to provide
Managed by T. Rowe Price Associates, Inc.     long-term capital appreciation by investing in mid-cap
                                              stocks with potential for above-average earnings
                                              growth.

                                            - T. Rowe Price Equity Income seeks to provide
                                              substantial dividend income as well as long-term growth
                                              of capital through investments in the common stocks of
                                              established companies.

Gateway Variable Insurance Trust            - Gateway VIT Fund seeks to capture the majority of the
(Managed by Gateway Investment Advisers,      higher returns associated with equity market
L.P.                                          investments, while exposing investors to significantly
                                              less risk than other equity investments. The Fund
                                              undertakes active measures to reduce equity volatility
                                              while investing almost all of its assets in equities.


Janus Aspen Series                          - Capital Appreciation seeks long-term growth of capital
Managed by Janus Capital Management LLC       by investing primarily in common stocks selected for
                                              their growth potential.

                                            - Worldwide Growth seeks long-term growth of capital in
                                              a manner consistent with the preservation of capital by
                                              investing primarily in common stocks of companies of
                                              any size throughout the world.

                                            - Mid Cap Growth seeks long-term growth of capital by
                                              investing under normal circumstances, at least 80% of
                                              its net assets in securities of mid-sized companies
                                              whose market capitalization falls, at the time of
                                              initial purchase, within the 12 month average of the
                                              capitalization range of the Russell Midcap Growth
                                              Index.

                                            - Flexible Income seeks to obtain maximum total return,
                                              consistent with preservation of capital by primarily
                                              investing in a wide variety of income-producing
                                              securities such as corporate bonds and notes,
                                              government securities and preferred stock.

                                            - International Growth seeks long-term growth of capital
                                              by investing under normal circumstances at least 80% of
                                              its net assets in securities of issuers from at least
                                              five different countries, excluding the United States.

                                            - Balanced Portfolio seeks long-term capital growth,
                                              consistent with preservation of capital and balanced by
                                              current income.

First Eagle Variable Funds, Inc.            - Overseas Fund seeks long-term growth of capital by
Managed by Arnhold and S. Bleichroeder        investing primarily in equities, including common and
Advisers, LLC                                 preferred stock, warrants, or other similar rights,
                                              and convertible securities, issued by small and medium
                                              size, non-U.S. companies.

PBHG Insurance Series Fund                  - Large Cap Growth Insurance Series Portfolio seeks long
Managed by Pilgrim Baxter & Associates,       term growth of capital by investing under normal market
Ltd.                                          conditions 80% of its assets in growth securities,
                                              such as common stocks, of large capitalization
                                              companies.

                                            - Select Value Insurance Series Portfolio seeks to
                                              provide investors long-term growth of capital and income
                                              by investing under normal market conditions at least
                                              65% of its assets in value securities, such as common
                                              stocks, of no more than 30 companies with large market
                                              capitalizations.


Vanguard Variable Insurance Fund            - Money Market seeks to provide income while maintaining
Managed by the following:                     liquidity and a stable share price of $1. An
                                              investment in the Portfolio is not insured or
Money Market, Short-Term Corporate and        guaranteed by the FDIC or any other government agency.
Total Bond Market Index -- Vanguard's         Although the Portfolio seeks to preserve the value of
Fixed Income Group                            your investment at $1 per share, it is possible to
                                              lose money by investing in the Portfolio.
High Yield Bond and Balanced -- Wellington
Management Company, LLP                     - Short Term Corporate seeks income while maintaining a
                                              high degree of stability of principal.

Equity Index, Mid-Cap Index, Total Stock    - Total Bond Market Index seeks to provide a higher
Market Index and REIT Index -- Vanguard's     level of income by attempting to match the performance
Quantitative Equity Group                     of a broad-based market index of publicly traded,
                                              investment-grade bonds.

Equity Income -- Newell Associates          - High Yield Bond seeks to provide a higher level of
                                              income by investing primarily in a diversified group of
                                              high-yielding, higher-risk corporate bonds with
Diversified Value -- Barrow, Hanley,          medium- and lower-range credit-quality ratings,
Mewhinney & Strauss                           commonly known as "junk bonds".

Small Company Growth -- Granahan            - Balanced seeks to conserve capital, while providing
Investment Management, Inc. and Grantham,     moderate income and moderate long-term growth of capital
Mayo, Van Otterloo & Co LLC                   and income.

                                            - Diversified Value seeks to provide long-term growth of
                                              capital and a moderate level of dividend income.

International -- Schroder Investment        - Equity Index seeks to provide long-term growth of
Management North America Inc.                 capital and income by attempting to match the
                                              performance of a broad-based market index of stocks of
                                              large U.S. companies.

                                            - Mid-Cap Index seeks to provide long-term growth of
                                              capital by attempting to match the performance of a
                                              broad-based market index of stocks of medium-size U.S.
                                              companies.

                                            - Small Company Growth seeks to provide long-term growth
                                              of capital by investing primarily in the stocks of
                                              smaller companies (which, at the time of purchase,
                                              typically have a market value of less than $1-$2
                                              billion).

Capital Growth -- PRIMECAP Management       - International seeks to provide a long-term growth of
Company                                       capital by investing primarily in the stocks of seasoned
                                              companies located outside of the United States.

                                            - REIT Index seeks to provide a high level of income and
                                              moderate long-term growth of capital.

                                            - Total Stock Market Index seeks to match the
                                              performance of a benchmark index that measures the
                                              investment return of the overall stock market.

                                            - Capital Growth seeks to provide long-term growth of
                                              capital.

Royce Capital Fund                          - Royce Micro-Cap seeks long-term growth of capital by
Managed by Royce and Associates, LLC          investing its assets primarily in a broadly diversified
                                              portfolio of equity securities issued by micro-cap
                                              companies (companies with stock market capitalization
                                              less than $400 million).

Rydex Variable Trust                        - OTC Fund seeks to provide investment results that
Managed by Rydex Global Advisors              correspond to a benchmark for over-the-counter
                                              securities. The current benchmark is the NASDAQ 100
                                              Index. The NASDAQ 100 Index contains the 100 largest
                                              non-financial, non-utilities stocks in the NASDAQ
                                              Composite.

                                            - Nova Fund seeks to provide investment returns that
                                              correspond to 150% of the daily performance of the S&P
                                              500 Index. The S&P 500 Index is an unmanaged index
                                              composed of 500 common stocks from a wide range of
                                              industries that are traded on the New York Stock
                                              Exchange, The American Stock Exchange and the NASDAQ

Third Avenue Variable Series Trust          - Third Avenue Value seeks long-term capital
Managed by Third Avenue Management LLC        appreciation.


     We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates) in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy. The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently these payments range from 0% to 0.25% of our investment in the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value are allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
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     This section describes the charges and deductions that we make under the
Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE
PROVIDE UNDER THE POLICY:        - the life insurance benefit, cash value and
                                   loan benefits;

                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;

                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGE

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

PERCENT OF PREMIUM LOAD          - Target premium is the amount of premium used
                                   to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's gender, issue age, and underwriting class and is listed on your Policy's specification page.

                                   For Policies issued on or after January 28, 2002, the percent of premium load currently equals:

                                   -- 11.50% of premium received up to target
                                      premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

                                   -- 6.00% of premium received up to target
                                      premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                   -- 2.10% of premium received up to target
                                      premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                   -- 0.50% of all premium received thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.

DEFERRED SALES CHARGE            - On each Policy anniversary during Policy
                                   years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

                                   For Policies issued on or after May 1, 2001, the current deferred sales charge equals:

                                   -- 1.50% of premium received up to target
                                      premium; and

                                   -- 0.40% of premium received in excess of
                                      target premium in Policy Year 1.

                                   Different charges apply to Policies issued prior to May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.

                                   Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly Policy charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.

MONTHLY POLICY CHARGE:           - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined in the applicable Option 1, Option 2 or Option 3) divided by 1.0032737; and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable Policy charge and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's gender, attained age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by gender, attained age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, gender and tobacco status issued under medical issue.

     Cost of insurance rates for an Insured in a non-tobacco class are less than or equal to rates for an Insured of the same age and gender in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and gender and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current deferred sales charge is equivalent to:

                                   -- An effective annual rate of 0.70% in
                                      Policy years 1-17; and

                                   -- An effective annual rate of 0.20%
                                      thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless you provide other instructions.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest is charged in arrears on the amount of the outstanding Policy loan.

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The minimum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans, or the expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18 to 2.32% in 2002. See the Portfolio Annual Expense Table in Appendix A of this prospectus, and the fund prospectuses.

THE POLICY
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OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment and there may be tax consequences);

     - to change the owner of this Policy; and


     - to change the face amount of this Policy.

     No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president, one of our vice presidents, secretary or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a completed application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine the Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

Under ordinary circumstances we refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

     Cost of insurance charges are based in part on the age of the insured on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
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PREMIUMS
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  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, then the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial premium, less charges (the "net premium"), will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned during the free-look period, to the subaccounts that you have chosen on your application. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the sales charge (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year).

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, then your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is shown in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     ALLFIRST
     ABA #052000113
     For credit to: Western Reserve Life
     Account#: 89487643

     Include your name and Policy number on all correspondence

TRANSFERS
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GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept), or by fax to our administrative office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.

     Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.

     The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

     The portfolios do not permit market timing. Do not invest with us if you are a market timer. If we identify you as a market timer, we will immediately notify your agent who will then notify you that any additional requests for transfers will be subject to certain restrictions.

     To make a transfer via fax, send your instructions to 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our administrative offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your

Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our administrative office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our administrative office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time; but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
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--------------------------------------------------------------------------------

CASH VALUE

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY
VALUATION DATE EQUALS:           - the cash value as of such date; MINUS
                                 - any outstanding Policy loan amount
                                 (indebtedness).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premium allocated to the subaccount and any cash value transferred to the subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS


     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.


     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS

                                 - units redeemed to pay transfer charges.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; DIVIDED BY

     - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

LIFE INSURANCE BENEFIT

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit equals the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found in the "Life Insurance Benefit" section of the SAI.

LIFE INSURANCE BENEFIT OPTION
1 EQUALS
THE GREATEST OF:                 1. the face amount of the Policy; OR

                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death; OR

                                 3. the amount required for the Policy to
                                    qualify as a life insurance contract under
                                    Section 7702 of the Internal Revenue Code.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 illustration. Assume that the insured's attained age is under 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or be greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT OPTION
2 EQUALS
THE GREATEST OF:                 1. the face amount; PLUS

                                    - the cash value on the insured's date of
                                      death; OR

                                 2. the limitation percentage, MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death; OR

                                 3. the amount required for the Policy to
                                    qualify as a life insurance contract under
                                    Section 7702 of the Internal Revenue Code.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 illustration. Assume that the insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT OPTION
3 EQUALS
THE GREATEST OF:                 1. the face amount; PLUS

                                   - cumulative premiums paid; LESS

                                   - cumulative partial withdrawals; OR

                                 2. the limitation percentage, MULTIPLIED BY

                                   - the cash value on the insured's date of
                                     death; or

                                 3. the amount required for the Policy to
                                    qualify as a life insurance contract under
                                    Section 7702 of the Internal Revenue Code

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and may vary as the cash value varies.

     Option 3 illustration. Assume that the insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose will have an impact on the dollar value of the life insurance benefit, on your cash value, and on the amount of cost of insurance charges you pay.

     Option 1 could be considered more suitable for you if your goal is increasing cash value based upon positive investment experience while Options 2 and 3 could be considered more suitable if your goal is increasing your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION


     After the first Policy year, you may change your life insurance benefit option (subject to the rules below). We will notify you of the new face amount.


     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or following the date when we approve your request for a change.


     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.


     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage times the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals.

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have Federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - you must send your written request to our
                                   administrative office;

                                 - you may not decrease your face amount lower
                                   than $25,000;

                                 - you may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code;

                                 - a decrease in face amount will take effect on
                                   the monthly deduction day on or after we receive your written request.

INCREASING THE FACE AMOUNT


     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - you must submit a written application to our
                                   administrative office;

                                 - you must submit additional evidence of
                                   insurability as requested;

                                 - we reserve the right to decline any increase
                                   request;

                                 - you do not need to increase your premium, but
                                   there must be enough net cash value to cover the next month deduction after the increase becomes effective;

                                 - an increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request;

                                 - the two year period in the incontestibility
                                   and suicide exclusion provision will each start on the date when such increase takes effect;

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your cash value subject to certain conditions.

PARTIAL WITHDRAWAL CONDITIONS:   - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.

                                 - We will deduct a processing fee equal to $25
                                   or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences.

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

POLICY LOANS ARE SUBJECT TO
CERTAIN
CONDITIONS:                      - we may require you to borrow at least $500;

                                 - the maximum amount you may borrow is 90% of
                                   the cash value, MINUS any outstanding loan amount;

                                 - outstanding loans have priority over the
                                   claims of any assignee or other person; and

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice. We will transfer that amount to the loan account until the loan is repaid. The loan account is a part of our general account and is used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan account, we will withdraw the difference from the subaccounts and transfer it to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan account and transfer it to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If an annual interest rate lower than 6.0% is set, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - If a loan is outstanding 40 days or more before the effective date of an increase in the annual interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

     - We will give notice of any increase in the annual interest rate whenever a loan is made during the 40 days before the effective date of the increase.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the loan account will be transferred from the loan account to the subaccounts in the same manner as current net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

  EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     We will reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our administrative office;

     - provide evidence of insurability satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two month deductions that will become due after the time of reinstatement.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period; or

     - the date the insured dies;

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear and a tax advisor should be consulted about such loans.

     Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the Insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Western Reserve's Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, life insurance benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - the rider increases the Policy's life
                                   insurance benefit by the rider's face amount;

                                 - the rider may be purchased at the time of
                                   application or after the Policy is issued;

                                 - the term insurance rider terminates at age
                                   100;

                                 - you may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy; and

                                 - the face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

     We reserve the right to discontinue the availability of any riders for new Policies at any time and also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, the maximum sales commission payable is expected to range from 20% of target premium and 3.2% of excess of target premium in the first Policy year to 2.4% of all premium in Policy years 8+. We will also pay an additional trail commission of 0.10% on the account value after the first Policy year. Different commissions apply for Policies issued prior to May 1, 2001.


     We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG Securities") for the distribution and sale of the Policies. AFSG Securities is affiliated with us. AFSG Securities may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives. All such sales representatives are registered with the NASD and with the sate in which they do business. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

     See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION --


Glossary....................................................
The Policy -- General Provisions............................
  Ownership Rights..........................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Gender.............................
  Modifying the Policy......................................
  Life Insurance Benefit....................................
  Addition, Deletion, or Substitution of Investments........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Experts...................................................
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

                                    GLOSSARY

accumulation unit -- A unit of measurement used to calculate values under the Policy.

administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, (610) 439-5253. Our phone number is 1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

attained age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary -- The person(s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period varies by state.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

APPENDIX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      ANNUAL PORTFOLIO OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):


     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2002 (except as noted in the footnotes). The information in this table was provided to Western Reserve by the Fund. Western Reserve has not independently verified such information. Expenses of the portfolio may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                     GROSS      FEES AND
                                                                     TOTAL      EXPENSES    TOTAL NET
                                    MANAGEMENT    OTHER     12B-1    ANNUAL    WAIVED OR     ANNUAL
PORTFOLIO                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSED   EXPENSES
---------                           ----------   --------   -----   --------   ----------   ---------
Gateway Variable Insurance Trust
  Fund(1).........................     0.50%       0.60%     N/A      1.10%       0.18%       0.92%
Fidelity VIP Contrafund(R)(2).....     0.58%       0.10%     N/A      0.68%       0.00%       0.68%
PIMCO Total Return (Institutional
  Class)(3).......................     0.25%       0.25%     N/A      0.50%       0.00%       0.50%
PIMCO High-Yield (Institutional
  Class)(3).......................     0.25%       0.36%     N/A      0.61%       0.01%       0.60%
PBHG Large Cap Growth Insurance
  Series Portfolio(5).............     0.75%       0.30%     N/A      1.05%       0.00%       1.05%
PBHG Select Value Insurance Series
  Portfolio(6)....................     0.65%       0.22%     N/A      0.87%       0.00%       0.87%
T. Rowe Price Equity Income(7)....     0.85%       0.00%     N/A      0.85%       0.00%       0.85%
T. Rowe Price Mid-Cap Growth
  Portfolio(7)....................     0.85%       0.00%     N/A      0.85%       0.00%       0.85%
Janus Aspen Series Capital
  Appreciation(8).................     0.65%       0.02%     N/A      0.67%       0.00%       0.67%
Janus Aspen Series Worldwide
  Growth(8).......................     0.65%       0.05%     N/A      0.70%       0.00%       0.70%
Janus Aspen Series Mid Cap
  Growth(8)(9)....................     0.65%       0.02%     N/A      0.67%       0.00%       0.67%
Janus Aspen Series Flexible
  Income(8).......................     0.61%       0.05%     N/A      0.66%       0.00%       0.66%
Janus Aspen Series International
  Growth(8).......................     0.65%       0.09%     N/A      0.74%       0.00%       0.74%
Janus Aspen Series Balanced
  Portfolio(8)....................     0.65%       0.02%     N/A      0.67%       0.00%       0.67%
Vanguard VIF Short-Term
  Corporate.......................     0.20%       0.03%     N/A      0.23%       0.00%       0.23%
Vanguard VIF Total Bond Market
  Index...........................     0.21%       0.03%     N/A      0.24%       0.00%       0.24%
Vanguard VIF High-Yield Bond......     0.30%       0.03%     N/A      0.33%       0.00%       0.33%
Vanguard VIF Equity Index.........     0.16%       0.02%     N/A      0.18%       0.00%       0.18%
Vanguard VIF Diversified Value....     0.46%       0.04%     N/A      0.50%       0.00%       0.50%
Vanguard VIF Mid-Cap Index........     0.24%       0.06%     N/A      0.30%       0.00%       0.30%
Vanguard VIF International........     0.42%       0.11%     N/A      0.53%       0.00%       0.53%
Vanguard VIF REIT Index...........     0.34%       0.05%     N/A      0.39%       0.00%       0.39%

                                                                     GROSS      FEES AND
                                                                     TOTAL      EXPENSES    TOTAL NET
                                    MANAGEMENT    OTHER     12B-1    ANNUAL    WAIVED OR     ANNUAL
PORTFOLIO                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSED   EXPENSES
---------                           ----------   --------   -----   --------   ----------   ---------
Vanguard VIF Money Market.........     0.18%       0.03%     N/A      0.21%       0.00%       0.21%
Vanguard VIF Small Company
  Growth..........................     0.54%       0.03%     N/A      0.57%       0.00%       0.57%
Vanguard VIF Total Stock Market
  Index Portfolio.................     0.17%       0.03%     N/A      0.20%       0.00%       0.20%
Vanguard VIF Capital Growth
  Portfolio.......................     0.46%       0.02%     N/A      0.48%       0.00%       0.48%
Vanguard VIF Balanced Portfolio...     0.31%       0.02%     N/A      0.33%       0.00%       0.33%
Royce Micro-Cap(10)...............     1.25%       0.13%     N/A      1.38%       0.03%       1.35%
First Eagle Overseas Variable
  Fund............................     0.75%       0.49%    0.25%     1.49%       0.00%       1.49%
Third Avenue Funds Value Fund.....     0.90%       0.40%     N/A      1.30%       0.00%       1.30%
Rydex OTC Fund....................     0.75%       0.99%     N/A      1.74%       0.00%       1.74%
Rydex NOVA Fund...................     0.75%       0.97%     N/A      1.72%       0.00%       1.72%


---------------


 (1) The Fund's adviser has contractually agreed to waive all or a portion of its management fees in order to maintain total annual Fund operating expenses at 1.00% through December 31, 2003. The adviser has not agreed to reimburse any Fund expenses.



 (2) Annual actual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.



 (3) "Other Expenses" reflects the following: for High Yield (Inst. Class), a 0.35% administrative fee and 0.01% representing the Portfolio's pro rata Trustees' fees; for Total Return (Inst. Class) a 0.25% administrative fee.



 (5) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2003. However, you should know that for the fiscal year ending December 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fee payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2002.



 (6) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2003. However, you should know that for the fiscal year ending December 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fee payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2002.



 (7) The portfolio pays an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.



 (8) Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.



 (9) Formerly, Aggressive Growth Portfolio.



(10) Royce has contractually agreed to waive its fee to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 2002 and 2.29% through December 31, 2010.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

     To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

SEC File No. 333-57681/811-08833

                                  MAY 1, 2003
                      STATEMENT OF ADDITIONAL INFORMATION

                                WRL ADVANTAGE IV
                                 ISSUED THROUGH

                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                              4333 EDGEWOOD RD NE
                                 MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                                 (888) 804-8461
                                 (610) 439-5253

     This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2003, by calling
(888) 804-8461 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUS FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................     1
The Policy -- General Provisions............................     3
  Ownership Rights..........................................     3
  Our Right to Contest the Policy...........................     4
  Suicide Exclusion.........................................     4
  Misstatement of Age or Gender.............................     4
  Modifying the Policy......................................     5
  Life Insurance Benefit....................................     5
  Addition, Deletion, or Substitution of Investments........     6
Additional Information......................................     7
  Settlement Options........................................     7
  Additional Information about Western Reserve and the
     Separate Account.......................................     8
  Potential Conflicts of Interest...........................     8
  Legal Matters.............................................     9
  Variations in Policy Provisions...........................     9
  Personalized Illustrations of Policy Benefits.............     9
  Sale of the Policies......................................     9
  Reports to Owners.........................................    10
  Claims of Creditors.......................................    11
  Records...................................................    11
  Additional Information....................................    11
  Experts...................................................    11
  Financial Statements......................................    11
Underwriting................................................    11
  Underwriting Standards....................................    11
IMSA........................................................    12
Performance Data............................................    12
  Other Performance Data in Advertising Sales Literature....    12
  Western Reserve's Published Ratings.......................    13
Index to Financial Statement................................    13
  WRL Series Life Corporate Account.........................   F-1
  Western Reserve Life Assurance Co. of Ohio................  F-65

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.

administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, (610) 439-5253. Our phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.

attained age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary -- The person(s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY -- GENERAL PROVISIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER               - Change the owner by providing written notice
                                   to us at our administrative office at any time while the insured is alive and the Policy is in force.

                                 - Change is effective as of the date that the
                                   written notice is accepted by us at our
                                   administrative office.

                                 - Changing the owner does not automatically
                                   change the beneficiary.

                                 - Changing the owner may have tax consequences.
                                   You should consult a tax advisor before
                                   changing the owner.

                                 - We are not liable for payments we made before
                                   we received the written notice at our
                                   administrative office.

CHOOSING THE BENEFICIARY         - The owner designates the beneficiary (the
                                   person to receive the life insurance benefit when the insured dies) in the application.

                                 - Any beneficiary designation is revocable
                                   unless otherwise stated in the designation.

                                 - If the owner designates more than one
                                   beneficiary, then each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

                                 - If the beneficiary dies before the insured,
                                   then any contingent beneficiary becomes the beneficiary.

                                 - If both the beneficiary and contingent
                                   beneficiary die before the insured, then the life insurance benefit will be paid to the owner or the owner's estate upon the insured's death.

CHANGING THE BENEFICIARY         - The owner changes the beneficiary by
                                   providing written notice to us at our
                                   administrative office any time while the insured is alive and the Policy is in force.

                                 - Change is effective as of the date the owner
                                   signs the written notice.

                                 - We are not liable for any payments we made
                                   before we received the written notice at our administrative office.

ASSIGNING THE POLICY             - The owner may assign Policy rights while the
                                   insured is alive.

                                 - The owner retains any ownership rights that
                                   are not assigned.

                                 - We must receive written notice of the
                                   assignment at our administrative office.

                                 - Assignee may not change the owner or the
                                   beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

                                 - An assignment is subject to any loan amount.

                                 - Claims under any assignment are subject to
                                   proof of interest and the extent of the
                                   assignment.

                                 - We are not:

                                   -- bound by any assignment unless we receive
                                      a written notice of the assignment at our administrative office;

                                   -- responsible for the validity of any
                                      assignment;

                                   -- liable for any payment we made before we
                                      received written notice of the assignment at our administrative office; or

                                   -- bound by any assignment which results in
                                      adverse tax consequences to the owner,
                                      insured(s) or beneficiary(ies).

                                 - Assigning the Policy may have tax
                                   consequences. You should consult a tax
                                   advisor before assigning the Policy.

OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

SUICIDE EXCLUSION

     If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

     If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

     Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

LIFE INSURANCE BENEFIT

     You may choose either the Cash Value Accumulation Test or the Guideline Premium test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and are shown in the following tables:

LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

 INSURED'S                   INSURED'S                     INSURED'S
ATTAINED AGE                ATTAINED AGE                ATTAINED AGE ON
 ON POLICY     LIMITATION    ON POLICY     LIMITATION       POLICY        LIMITATION
ANNIVERSARY    PERCENTAGE   ANNIVERSARY    PERCENTAGE     ANNIVERSARY     PERCENTAGE
------------   ----------   ------------   ----------   ---------------   ----------
0-40....          250            59           134
41......          243            60           130                   78       105
42......          236            61           128                   79       105
43......          229            62           126                   80       105
44......          222            63           124                   81       105
45......          215            64           122                   82       105
46......          209            65           120                   83       105
47......          203            66           119                   84       105
48......          197            67           118                   85       105
49......          191            68           117                   86       105
50......          185            69           116                   87       105
51......          178            70           115                   88       105
52......          171            71           113                   89       105
53......          164            72           111                   90       105
54......          157            73           109                   91       104
55......          150            74           107                   92       103
56......          146            75           105                   93       102
57......          142            76           105                94-99       101
58......          138            77           105        100 and older       100

LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------   ----   ------
      20       631     751          47        267     312          74        137     148
      21       612     727          48        259     303          75        135     145
      22       595     704          49        251     294          76        133     142
      23       577     681          50        244     285          77        131     139
      24       560     659          51        237     276          78        129     136
      25       542     638          52        230     268          79        127     134
      26       526     617          53        224     261          80        125     131
      27       509     597          54        218     253          81        124     129
      28       493     578          55        212     246          82        122     127
      29       477     559          56        206     239          83        121     125
      30       462     541          57        201     232          84        119     123
      31       447     523          58        195     226          85        118     121
      32       432     506          59        190     219          86        117     119
      33       418     489          60        186     213          87        116     118
      34       404     473          61        181     207          88        115     117
      35       391     458          62        177     201          89        114     115
      36       379     443          63        172     196          90        113     114
      37       366     428          64        168     191          91        112     113
      38       355     414          65        164     186          92        111     111
      39       343     401          66        161     181          93        110     110
      40       332     388          67        157     176          94        109     109
      41       322     376          68        154     172          95        107     108
      42       312     364          69        151     167          96        106     106
      43       302     353          70        148     163          97        105     105
      44       293     342          71        145     159          98        103     103
      45       284     332          72        142     155          99        102     102
      46       275     322          73        140     152         100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS

     When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

     Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     - the interest rate we credit on those amounts;

     - the mortality tables we use; and

     - the specific payment option(s) you choose.

FIXED PERIOD OPTION              - We will pay the proceeds, plus interest, in
                                   equal monthly installments for a fixed period of your choice, but not longer than 360 months.

                                 - We will stop making payments once we have
                                   made all the payments for the period
                                   selected.

LIFE INCOME OPTION               At your or the beneficiary's direction, we will
                                 make equal monthly installments:

                                 - only for the life of the payee, at the end of
                                   which payments will end; or

                                 - for the longer of the payee's life, or for a
                                   certain period of 5 or 10 years if the payee dies before the end of the certain period; or

                                 - for the longer of the payee's life, or until
                                   the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME
OPTION                           - We will make equal monthly payments during
                                   the joint lifetime of two persons.

                                 - Payments to the surviving payee will equal
                                   either:

                                    -- the full amount paid to the payee before
                                       the payee's death; or

                                    -- two-thirds of the amount paid to the
                                       payee before the payee's death.

                                 - All payments will cease upon the death of the
                                   surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

     Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

     Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

POTENTIAL CONFLICTS OF INTERESTS

     Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

     The illustrations also will reflect the average portfolio expenses for 2002. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

     The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Western Reserve and AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. Both AFSG and Western Reserve are indirect subsidiaries of AEGON U.S.A. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986, under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May, 1, 2001, it is not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year, PLUS

     - 3.2% of all premiums paid in excess of target premium in first Policy year, PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS


     - 3.2% of all premiums paid in excess of target premium in years 2 through 4, PLUS

     - 3.2% of all premiums paid in years 5 through 7, PLUS



     - 2.4% of all premiums paid in years 8+.


We will pay an additional trail commission of 0.10% on the account value after the first policy year. A trail commission of 0.10% will be paid in all subsequent policy years in which such policies are in force at the end of the year. Different commissions apply for Policies issued prior to May 1, 2001.


     AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                                                    AGGREGATE AMOUNT COMMISSION
                                                                    RETAINED BY AFSG SECURITIES
                                                                       AFTER PAYMENTS TO ITS
                                AGGREGATE AMOUNT OF COMMISSIONS       REGISTERED PERSONS AND
FISCAL                            PAID TO AFSG SECURITIES(1)          OTHERS BROKERS-DEALERS
YEAR--                          -------------------------------   -------------------------------
2000..........................                $0                                $0
2001..........................                $0                                $0
2002..........................                $0                                $0

---------------

(1) These figures include sales compensation paid to registered persons of AFSG.

     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

     We intend to recoup commissions and other sales expenses through: the percent of premium load, the deferred sales load, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners.

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

     - the current cash value

     - the current net cash value

     - the current life insurance benefit

     - the current loan amount

     - any activity since the last report

     - the current subaccount values and loan account value

     - current net premium allocations

     - any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements.

We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

     Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

     We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

     A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information include all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT AUDITORS



     The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2002. The principal business of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.



EXPERTS



     Actuarial matters included in this SAI have been examined by Matt Monson, Actuary, of Western Reserve, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.


FINANCIAL STATEMENTS

     Western Reserve's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


     Western Reserve's financial statements and schedules at December 31, 2002, 2001, and 2000 for each of the three years in the period ended December 31, 2002, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will vary by the insured's gender, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

     - Medical issue;

     - Simplified issue;

     - Guaranteed Issue;

     - Non-tobacco use;

     - Tobacco use


     We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.


IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

     - other variable life issuers in general;

     - variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      -- Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

     - the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

      -- unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

     - other types of investments, such as:

      -- certificates of deposit;

      -- savings accounts and U.S. Treasuries;

      -- certain interest rate and inflation indices (e.g., the Consumer Price
         Index); or

      -- indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS


    WRL SERIES LIFE CORPORATE ACCOUNT:
    Report of Independent Auditors, dated January 31, 2003
    Statements of Assets and Liabilities at December 31, 2002
    Statements of Operations for the year ended December 31,
      2002
    Statements of Changes in Net Assets for the years ended
      December 31, 2002 and 2001
    Notes to the Financial Statements
    WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
    Report of Independent Auditors, dated February 14, 2003
    Statutory-Basis Balance Sheets at December 31, 2002 and 2001
    Statutory-Basis Statements of Operations for the years ended
      December 31, 2002, 2001 and 2000
    Statutory-Basis Statements of Changes in Capital and Surplus
      for the years ended December 31, 2002, 2001 and 2000
    Statutory-Basis Statements of Cash Flow for the years ended
      December 31, 2002, 2001 and 2000
    Notes to Financial Statements -- Statutory-Basis
    Statutory-Basis Financial Statement Schedules

                              FINANCIAL STATEMENTS

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2002

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002

                                    CONTENTS


Report of Independent Auditors..............................    F-3
Financial Statements
  Statements of Assets and Liabilities......................    F-4
  Statements of Operations..................................   F-14
  Statements of Changes in Net Assets.......................   F-27
  Notes to Financial Statements.............................   F-52

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Vanguard VIF Balanced, Vanguard VIF Diversified, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, Vanguard VIF International, Vanguard VIF Money Market, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Short-Term Corporate, Vanguard VIF Total Stock Market Index, Vanguard VIF Capital Growth, Scudder Small Cap Index, Scudder Equity 500 Index, Scudder EAFE(R) Equity Index, Growth Opportunities, Contrafund(R), Fidelity Growth, Balanced, High Income, Money Market, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price New America Growth, T. Rowe Price Blue Chip Growth, T. Rowe Price International Stock, Janus Growth, Capital Appreciation, Worldwide Growth, Flexible Income, Aggressive Growth, International Growth, INVESCO VIF -- Dynamics, INVESCO VIF -- Health Sciences, INVESCO VIF -- Technology, INVESCO VIF -- Small Company Growth, INVESCO
VIF -- Growth, INVESCO VIF -- Telecommunications, INVESCO VIF -- Financial Services, Short-Term, Total Return, StocksPLUS Growth and Income, Mid Cap Value, Emerging Markets Equity, Emerging Markets Debt, Royce Small-Cap, and Royce Micro-Cap subaccounts), which are available for investment by contract owners of WRL Series Life Corporate Account, as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of WRL Series Life Corporate Account at December 31, 2002, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
January 31, 2003

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                               VANGUARD VIF     VANGUARD
                                VANGUARD VIF   DIVERSIFIED     VIF EQUITY    VANGUARD VIF   VANGUARD VIF
                                  BALANCED        VALUE          INCOME      EQUITY INDEX      GROWTH
                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                ------------   ------------   ------------   ------------   ------------

ASSETS

Investment in securities:
  Number of shares............   55,645.168      4,384.336      8,884.151     141,576.508     8,327.042
                                ===========     ==========     ==========    ============    ==========
  Cost........................  $   879,196     $   43,480     $  167,552    $  3,611,709    $   97,681
                                ===========     ==========     ==========    ============    ==========
Investments in mutual funds,
  at net asset value..........  $   819,097     $   39,371     $  147,033    $  3,069,379    $   72,445
Receivable for units sold.....           --              3             14              --             9
                                -----------     ----------     ----------    ------------    ----------
Total assets..................      819,097         39,374        147,047       3,069,379        72,454
                                -----------     ----------     ----------    ------------    ----------

LIABILITIES

Payable for units redeemed....          185             --             --           1,324            --
                                -----------     ----------     ----------    ------------    ----------
                                $   818,912     $   39,374     $  147,047    $  3,068,055    $   72,454
                                ===========     ==========     ==========    ============    ==========
NET ASSETS:
  Deferred annuity contracts
     terminable by owners.....  $   818,912     $   39,374     $  147,047    $  3,068,055    $   72,454
                                -----------     ----------     ----------    ------------    ----------
Total net assets..............  $   818,912     $   39,374     $  147,047    $  3,068,055    $   72,454
                                ===========     ==========     ==========    ============    ==========
Accumulation units
  outstanding.................      831,943         45,050        168,020       3,658,401        99,646
                                ===========     ==========     ==========    ============    ==========
Accumulation unit value.......  $  0.984337     $ 0.874006     $ 0.875176    $   0.838633    $ 0.727109
                                ===========     ==========     ==========    ============    ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                             VANGUARD VIF
                              VANGUARD VIF    VANGUARD VIF   SMALL COMPANY   VANGUARD VIF     VANGUARD VIF
                              MID-CAP INDEX    REIT INDEX       GROWTH       INTERNATIONAL    MONEY MARKET
                               SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                              -------------   ------------   -------------   -------------   --------------
ASSETS
Investment in securities:
  Number of shares..........    34,417.921      6,953.260      92,653.773      20,314.542     6,113,184.160
                               ===========     ==========     ===========     ===========    ==============
  Cost......................   $   400,868     $   91,248     $ 1,287,996     $   222,327    $    6,113,184
                               ===========     ==========     ===========     ===========    ==============
Investments in mutual funds,
  at net asset value........   $   364,830     $   89,280     $ 1,110,919     $   196,442    $    6,113,184
Receivable for units sold...            15              2              --              --               222
                               -----------     ----------     -----------     -----------    --------------
Total assets................       364,845         89,282       1,110,919         196,442         6,113,406
                               -----------     ----------     -----------     -----------    --------------

LIABILITIES
Payable for units
  redeemed..................            --             --             189              89                --
                               -----------     ----------     -----------     -----------    --------------
                               $   364,845     $   89,282     $ 1,110,730     $   196,353    $    6,113,406
                               ===========     ==========     ===========     ===========    ==============
NET ASSETS:
  Deferred annuity contracts
     terminable by owners...   $   364,845     $   89,282     $ 1,110,730     $   196,353    $    6,113,406
                               -----------     ----------     -----------     -----------    --------------
Total net assets............   $   364,845     $   89,282     $ 1,110,730     $   196,353    $    6,113,406
                               ===========     ==========     ===========     ===========    ==============
Accumulation units
  outstanding...............       372,853         81,471       1,231,552         215,236         5,970,187
                               ===========     ==========     ===========     ===========    ==============
Accumulation unit value.....   $  0.978523     $ 1.095879     $  0.901895     $  0.912268    $     1.023989
                               ===========     ==========     ===========     ===========    ==============

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                VANGUARD VIF                     VANGUARD VIF   VANGUARD VIF
                                 TOTAL BOND     VANGUARD VIF      SHORT-TERM    TOTAL STOCK     VANGUARD VIF
                                MARKET INDEX   HIGH YIELD BOND    CORPORATE     MARKET INDEX   CAPITAL GROWTH
                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                ------------   ---------------   ------------   ------------   --------------
ASSETS
Investment in securities:
  Number of shares............   92,076.378       8,643.635        4,838.122          --              --
                                ===========      ==========       ==========       =====           =====
  Cost........................  $ 1,052,608      $   67,855       $   50,692       $  --           $  --
                                ===========      ==========       ==========       =====           =====
Investments in mutual funds,
  at net asset value..........  $ 1,080,977      $   70,964       $   51,816       $  --           $  --
Receivable for units sold.....           --              --               --          --              --
                                -----------      ----------       ----------       -----           -----
Total assets..................    1,080,977          70,964           51,816          --              --
                                -----------      ----------       ----------       -----           -----

LIABILITIES
Payable for units redeemed....            2              --                1          --              --
                                -----------      ----------       ----------       -----           -----
                                $ 1,080,975      $   70,964       $   51,815       $  --           $  --
                                ===========      ==========       ==========       =====           =====
NET ASSETS:
  Deferred annuity contracts
     terminable by owners.....  $ 1,080,975      $   70,964       $   51,815       $  --           $  --
                                -----------      ----------       ----------       -----           -----
Total net assets..............  $ 1,080,975      $   70,964       $   51,815       $  --           $  --
                                ===========      ==========       ==========       =====           =====
Accumulation units
  outstanding.................    1,005,981          66,958           48,910          --              --
                                ===========      ==========       ==========       =====           =====
Accumulation unit value.......  $  1.074548      $ 1.059842       $ 1.059402       $  --           $  --
                                ===========      ==========       ==========       =====           =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                   SCUDDER
                                SCUDDER SMALL   SCUDDER EQUITY     EAFE(R)         GROWTH
                                  CAP INDEX       500 INDEX      EQUITY INDEX   OPPORTUNITIES   CONTRAFUND(R)
                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                -------------   --------------   ------------   -------------   -------------
ASSETS
Investment in securities:
  Number of shares............    15,928.462      701,359.539      1,070.073           --         50,196.097
                                 ===========     ============     ==========        =====        ===========
  Cost........................   $   168,331     $  8,099,388     $   10,061        $  --        $   989,423
                                 ===========     ============     ==========        =====        ===========
Investments in mutual funds,
  at net asset value..........   $   134,596     $  6,452,508     $    6,923        $  --        $   908,549
Receivable for units sold.....             6            1,757              1           --                 --
                                 -----------     ------------     ----------        -----        -----------
Total assets..................       134,602        6,454,265          6,924           --            908,549
                                 -----------     ------------     ----------        -----        -----------

LIABILITIES
Payable for units redeemed....            --               --             --           --                 58
                                 -----------     ------------     ----------        -----        -----------
                                 $   134,602     $  6,454,265     $    6,924        $  --        $   908,491
                                 ===========     ============     ==========        =====        ===========
NET ASSETS:
  Deferred annuity contracts
     terminable by owners.....   $   134,602     $  6,454,265     $    6,924        $  --        $   908,491
                                 -----------     ------------     ----------        -----        -----------
Total net assets..............   $   134,602     $  6,454,265     $    6,924        $  --        $   908,491
                                 ===========     ============     ==========        =====        ===========
Accumulation units
  outstanding.................       168,572       10,210,329         13,655           --          1,191,538
                                 ===========     ============     ==========        =====        ===========
Accumulation unit value.......   $  0.798482     $   0.632131     $ 0.507049        $  --        $  0.762452
                                 ===========     ============     ==========        =====        ===========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                         T. ROWE PRICE
                                                                                            MID-CAP
                                GROWTH       BALANCED    HIGH INCOME     MONEY MARKET       GROWTH
                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                              -----------   ----------   ------------   --------------   -------------
ASSETS
Investment in securities:
  Number of shares..........   33,099.412    7,132.920    152,086.406    8,765,732.020    170,014.454
                              ===========   ==========   ============   ==============   ============
  Cost......................  $   958,856   $   94,500   $  1,126,534   $    8,765,732   $  2,776,739
                              ===========   ==========   ============   ==============   ============
Investments in mutual funds,
  at net asset value........  $   775,850   $   86,736   $    901,872   $    8,765,732   $  2,444,808
Receivable for units sold...          502           --             12              232             --
                              -----------   ----------   ------------   --------------   ------------
Total assets................      776,352       86,736        901,884        8,765,964      2,444,808
                              -----------   ----------   ------------   --------------   ------------

LIABILITIES
Payable for units
  redeemed..................           --           --             --               --            336
                              -----------   ----------   ------------   --------------   ------------
                              $   776,352   $   86,736   $    901,884   $    8,765,964   $  2,444,472
                              ===========   ==========   ============   ==============   ============
NET ASSETS:
  Deferred annuity contracts
     terminable by owners...  $   776,352   $   86,736   $    901,884   $    8,765,964   $  2,444,472
                              -----------   ----------   ------------   --------------   ------------
Total net assets............  $   776,352   $   86,736   $    901,884   $    8,765,964   $  2,444,472
                              ===========   ==========   ============   ==============   ============
Accumulation units
  outstanding...............    1,489,490       98,862      1,259,407        7,786,839      2,871,555
                              ===========   ==========   ============   ==============   ============
Accumulation unit value.....  $  0.521220   $ 0.877349   $   0.716118   $     1.125741   $   0.851271
                              ===========   ==========   ============   ==============   ============

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
                                T. ROWE PRICE    NEW AMERICA      BLUE CHIP     INTERNATIONAL
                                EQUITY INCOME      GROWTH          GROWTH           STOCK         GROWTH
                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                -------------   -------------   -------------   -------------   -----------
ASSETS
Investment in securities:
  Number of shares............   376,313.152           --        331,059.626      8,246.977      33,099.412
                                ============        =====       ============     ==========     ===========
  Cost........................  $  6,999,927        $  --       $  2,674,300     $   93,986     $   958,856
                                ============        =====       ============     ==========     ===========
Investments in mutual funds,
  at net asset value..........  $  6,156,483        $  --       $  2,165,130     $   76,367     $   775,850
Receivable for units sold.....           831           --                240             --             502
                                ------------        -----       ------------     ----------     -----------
Total assets..................     6,157,314           --          2,165,370         76,367         776,352
                                ------------        -----       ------------     ----------     -----------

LIABILITIES
Payable for units redeemed....            --           --                 --              7              --
                                ------------        -----       ------------     ----------     -----------
                                $  6,157,314        $  --       $  2,165,370     $   76,360     $   776,352
                                ============        =====       ============     ==========     ===========
NET ASSETS:
  Deferred annuity contracts
     terminable by owners.....  $  6,157,314        $  --       $  2,165,370     $   76,360     $   776,352
                                ------------        -----       ------------     ----------     -----------
Total net assets..............  $  6,157,314        $  --       $  2,165,370     $   76,360     $   776,352
                                ============        =====       ============     ==========     ===========
Accumulation units
  outstanding.................     6,109,538           --          3,282,286        142,771       1,489,490
                                ============        =====       ============     ==========     ===========
Accumulation unit value.......  $   1.007820        $  --       $   0.659714     $ 0.534839     $  0.521220
                                ============        =====       ============     ==========     ===========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                  CAPITAL       WORLDWIDE                       AGGRESSIVE    INTERNATIONAL
                                APPRECIATION      GROWTH      FLEXIBLE INCOME     GROWTH         GROWTH
                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                ------------   ------------   ---------------   -----------   -------------
ASSETS
Investment in securities:
  Number of shares............   155,761.987    124,750.428           --         45,539.319     6,734.096
                                ============   ============        =====        ===========    ==========
  Cost........................  $  3,153,350   $  3,322,020        $  --        $   921,740    $  136,930
                                ============   ============        =====        ===========    ==========
Investments in mutual funds,
  at net asset value..........  $  2,705,586   $  2,625,997        $  --        $   721,343    $  116,500
Receivable for units sold.....           563            900           --                 35             4
                                ------------   ------------        -----        -----------    ----------
Total assets..................     2,706,149      2,626,897           --            721,378       116,504
                                ------------   ------------        -----        -----------    ----------

LIABILITIES
Payable for units redeemed....            --             --           --                 --            --
                                ------------   ------------        -----        -----------    ----------
                                $  2,706,149   $  2,626,897        $  --        $   721,378    $  116,504
                                ============   ============        =====        ===========    ==========
NET ASSETS:
  Deferred annuity contracts
     terminable by owners.....  $  2,706,149   $  2,626,897        $  --        $   721,378    $  116,504
                                ------------   ------------        -----        -----------    ----------
Total net assets..............  $  2,706,149   $  2,626,897        $  --        $   721,378    $  116,504
                                ============   ============        =====        ===========    ==========
Accumulation units
  outstanding.................     4,833,893      5,211,240           --          1,737,005       211,463
                                ============   ============        =====        ===========    ==========
Accumulation unit value.......  $   0.559828   $   0.504083        $  --        $  0.415300    $ 0.550941
                                ============   ============        =====        ===========    ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                             INVESCO VIF-                  INVESCO VIF-
                              INVESCO VIF-      HEALTH      INVESCO VIF-   SMALL COMPANY   INVESCO VIF-
                                DYNAMICS       SCIENCES      TECHNOLOGY       GROWTH          GROWTH
                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                              ------------   ------------   ------------   -------------   ------------
ASSETS
Investment in securities:
  Number of shares..........   79,287.228      1,734.862     17,195.651     143,016.308     332,892.064
                              ===========     ==========    ===========    ============    ============
  Cost......................  $   850,037     $   29,812    $   198,182    $  1,840,486    $  2,246,889
                              ===========     ==========    ===========    ============    ============
Investments in mutual funds,
  at net asset value........  $   677,113     $   23,854    $   140,488    $  1,450,185    $  1,571,251
Receivable for units sold...          646          1,264             13             736             330
                              -----------     ----------    -----------    ------------    ------------
Total assets................      677,759         25,118        140,501       1,450,921       1,571,581
                              -----------     ----------    -----------    ------------    ------------

LIABILITIES
Payable for units
  redeemed..................           --             --             --              --              --
                              -----------     ----------    -----------    ------------    ------------
                              $   677,759     $   25,118    $   140,501    $  1,450,921    $  1,571,581
                              ===========     ==========    ===========    ============    ============
NET ASSETS:
  Deferred annuity contracts
     terminable by owners...  $   677,759     $   25,118    $   140,501    $  1,450,921    $  1,571,581
                              -----------     ----------    -----------    ------------    ------------
Total net assets............  $   677,759     $   25,118    $   140,501    $  1,450,921    $  1,571,581
                              ===========     ==========    ===========    ============    ============
Accumulation units
  outstanding...............    1,463,501         30,118        611,151       2,872,649       5,925,395
                              ===========     ==========    ===========    ============    ============
Accumulation unit value.....  $  0.463108     $ 0.833994    $  0.229895    $   0.505081    $   0.265228
                              ===========     ==========    ===========    ============    ============

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                   INVESCO VIF-                                    STOCKSPLUS
                                 INVESCO VIF-       FINANCIAL                                      GROWTH AND
                              TELECOMMUNICATIONS     SERVICES      SHORT-TERM     TOTAL RETURN       INCOME
                                  SUBACCOUNT        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                              ------------------   ------------   ------------   --------------   ------------
ASSETS
Investment in securities:
  Number of shares..........      39,363.897          499.058      115,506.576    1,499,624.252    108,217.371
                                 ===========        =========     ============   ==============   ============
  Cost......................     $   127,025        $   5,782     $  1,160,401   $   15,027,684   $    963,092
                                 ===========        =========     ============   ==============   ============
Investments in mutual funds,
  at net asset value........     $   107,857        $   5,240     $  1,164,306   $   15,341,156   $    786,740
Receivable for units sold...              12               --               89            2,819             73
                                 -----------        ---------     ------------   --------------   ------------
Total assets................         107,869            5,240        1,164,395       15,343,975        786,813
                                 -----------        ---------     ------------   --------------   ------------

LIABILITIES
Payable for units
  redeemed..................              --               --               --               --             --
                                 -----------        ---------     ------------   --------------   ------------
                                 $   107,869        $   5,240     $  1,164,395   $   15,343,975   $    786,813
                                 ===========        =========     ============   ==============   ============
NET ASSETS:
  Deferred annuity contracts
     terminable by owners...     $   107,869        $   5,240     $  1,164,395   $   15,343,975   $    786,813
                                 -----------        ---------     ------------   --------------   ------------
Total net assets............     $   107,869        $   5,240     $  1,164,395   $   15,343,975   $    786,813
                                 ===========        =========     ============   ==============   ============
Accumulation units
  outstanding...............         626,475            5,115        1,011,544       11,851,933      1,205,003
                                 ===========        =========     ============   ==============   ============
Accumulation unit value.....     $  0.172184        $1.024438     $   1.151107   $     1.294639   $   0.652955
                                 ===========        =========     ============   ==============   ============

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                        MID CAP        EMERGING        EMERGING       ROYCE        ROYCE
                                         VALUE      MARKETS EQUITY   MARKETS DEBT   SMALL-CAP    MICRO-CAP
                                       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                       ----------   --------------   ------------   ----------   ----------
ASSETS
Investment in securities:
  Number of shares...................       --             --              --            --           --
                                         =====          =====           =====         =====        =====
  Cost...............................    $  --          $  --           $  --         $  --        $  --
                                         =====          =====           =====         =====        =====
Investments in mutual funds, at net
  asset value........................    $  --          $  --           $  --         $  --        $  --
Receivable for units sold............       --             --              --            --           --
                                         -----          -----           -----         -----        -----
Total assets.........................       --             --              --            --           --
                                         -----          -----           -----         -----        -----

LIABILITIES
Payable for units redeemed...........       --             --              --            --           --
                                         -----          -----           -----         -----        -----
                                         $  --          $  --           $  --         $  --        $  --
                                         =====          =====           =====         =====        =====
NET ASSETS:
  Deferred annuity contracts
     terminable by owners............    $  --          $  --           $  --         $  --        $  --
                                         -----          -----           -----         -----        -----
Total net assets.....................    $  --          $  --           $  --         $  --        $  --
                                         =====          =====           =====         =====        =====
Accumulation units outstanding.......       --             --              --            --           --
                                         =====          =====           =====         =====        =====
Accumulation unit value..............    $  --          $  --           $  --         $  --        $  --
                                         =====          =====           =====         =====        =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                         VANGUARD VIF
                                         VANGUARD VIF     DIVERSIFIED    VANGUARD VIF    VANGUARD VIF
                                           BALANCED          VALUE       EQUITY INCOME   EQUITY INDEX
                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                         -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.........................    $ 13,516         $   376        $  2,949        $   8,213
  Expenses:
     Administrative, mortality and
       expense risk charge.............       3,061             150           1,008           10,700
                                           --------         -------        --------        ---------
Net investment income (loss)...........      10,455             226           1,941           (2,487)

NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..........      13,194              --             492           31,267
  Proceeds from sales..................     406,733          16,237          16,934          374,168
  Cost of investments sold.............     416,118          16,104          17,700          457,428
                                           --------         -------        --------        ---------
Net realized capital gains (losses) on
  investments..........................       3,809             133            (274)         (51,993)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period..................          --              --              --               --
  End of period........................     (60,099)         (4,109)        (20,519)        (542,330)
                                           --------         -------        --------        ---------
Net change in unrealized
  appreciation/depreciation of
  investments..........................     (60,099)         (4,109)        (20,519)        (542,330)
                                           --------         -------        --------        ---------
Net realized and unrealized capital
  gains (losses) on investments........     (56,290)         (3,976)        (20,793)        (594,323)
                                           --------         -------        --------        ---------
Increase (decrease) in net assets from
  operations...........................    $(45,835)        $(3,750)       $(18,852)       $(596,810)
                                           ========         =======        ========        =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                                                         VANGUARD VIF
                                                         VANGUARD VIF                        SMALL
                                         VANGUARD VIF       MID-CAP      VANGUARD VIF       COMPANY
                                            GROWTH           INDEX        REIT INDEX        GROWTH
                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                         -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.........................    $    251        $    707         $ 1,696        $   3,727
  Expenses:
     Administrative, mortality and
       expense risk charge.............         335           1,109             349            3,762
                                           --------        --------         -------        ---------
Net investment income (loss)...........         (84)           (402)          1,347              (35)

NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..........       3,511           4,820             577           16,151
  Proceeds from sales..................      26,483         179,720          10,221          154,810
  Cost of investments sold.............      31,188         178,429          10,084          190,562
                                           --------        --------         -------        ---------
Net realized capital gains (losses) on
  investments..........................      (1,194)          6,111             714          (19,601)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period..................          --              --              --           (2,141)
  End of period........................     (25,236)        (36,038)         (1,968)        (177,077)
                                           --------        --------         -------        ---------
Net change in unrealized
  appreciation/depreciation of
  investments..........................     (25,236)        (36,038)         (1,968)        (174,936)
                                           --------        --------         -------        ---------
Net realized and unrealized capital
  gains (losses) on investments........     (26,430)        (29,927)         (1,254)        (194,537)
                                           --------        --------         -------        ---------
Increase (decrease) in net assets from
  operations...........................    $(26,514)       $(30,329)        $    93        $(194,572)
                                           ========        ========         =======        =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                         VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                                         VANGUARD VIF        MONEY        TOTAL BOND      HIGH YIELD
                                         INTERNATIONAL      MARKET       MARKET INDEX        BOND
                                         SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                         -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.........................    $  1,894       $   64,509        $21,892         $ 3,480
  Expenses:
     Administrative, mortality and
       expense risk charge.............         701           21,964          3,703             305
                                           --------       ----------        -------         -------
Net investment income (loss)...........       1,193           42,545         18,189           3,175

NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..........       2,740               --             --              --
  Proceeds from sales..................      44,558        2,229,904        168,305          51,927
  Cost of investments sold.............      48,083        2,229,904        165,074          56,913
                                           --------       ----------        -------         -------
Net realized capital gains (losses) on
  investments..........................        (785)              --          3,231          (4,986)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period..................          --               --            751              --
  End of period........................     (25,885)              --         28,369           3,109
                                           --------       ----------        -------         -------
Net change in unrealized
  appreciation/depreciation of
  investments..........................     (25,885)              --         27,618           3,109
                                           --------       ----------        -------         -------
Net realized and unrealized capital
  gains (losses) on investments........     (26,670)              --         30,849          (1,877)
                                           --------       ----------        -------         -------
Increase (decrease) in net assets from
  operations...........................    $(25,477)      $   42,545        $49,038         $ 1,298
                                           ========       ==========        =======         =======

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                                  VANGUARD VIF
                                                              SHORT-TERM CORPORATE
                                                                 SUBACCOUNT(1)
                                                              --------------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..............................................         $1,168
  Expenses:
     Administrative, mortality and expense risk charge......            216
                                                                     ------
Net investment income (loss)................................            952

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains (losses) on investments:
  Realized gain distributions...............................             --
  Proceeds from sales.......................................          4,232
  Cost of investments sold..................................          4,248
                                                                     ------
Net realized capital gains (losses) on investments..........            (16)
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of period.......................................             --
  End of period.............................................          1,124
                                                                     ------
Net change in unrealized appreciation/depreciation of
  investments...............................................          1,124
                                                                     ------
Net realized and unrealized capital gains (losses) on
  investments...............................................          1,108
                                                                     ------
Increase (decrease) in net assets from operations...........         $2,060
                                                                     ======

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                            VANGUARD VIF    VANGUARD VIF     SCUDDER       SCUDDER
                                             TOTAL STOCK       CAPITAL        SMALL        EQUITY
                                            MARKET INDEX       GROWTH       CAP INDEX     500 INDEX
                                            SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT
                                            -------------   -------------   ----------   -----------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends............................      $  --           $  --        $  1,053    $    73,163
  Expenses:
     Administrative, mortality and expense
       risk charge........................         --              --             614         23,697
                                                -----           -----        --------    -----------
Net investment income (loss)..............         --              --             439         49,466

NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions.............         --              --              79             --
  Proceeds from sales.....................         --              --          64,747        961,864
  Cost of investments sold................         --              --          71,433      1,232,225
                                                -----           -----        --------    -----------
Net realized capital gains (losses) on
  investments.............................         --              --          (6,607)      (270,361)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period.....................         --              --          (2,695)      (206,675)
  End of period...........................         --              --         (33,735)    (1,646,880)
                                                -----           -----        --------    -----------
Net change in unrealized
  appreciation/depreciation of
  investments.............................         --              --         (31,040)    (1,440,205)
                                                -----           -----        --------    -----------
Net realized and unrealized capital gains
  (losses) on investments.................         --              --         (37,647)    (1,710,566)
                                                -----           -----        --------    -----------
Increase (decrease) in net assets from
  operations..............................      $  --           $  --        $(37,208)   $(1,661,100)
                                                =====           =====        ========    ===========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                 SCUDDER
                                                 EAFE(R)          GROWTH
                                              EQUITY INDEX     OPPORTUNITIES   CONTRAFUND(R)     GROWTH
                                               SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                             ---------------   -------------   -------------   ----------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.............................      $   112           $  --          $  2,412     $   1,186
  Expenses:
     Administrative, mortality and expense
       risk charge.........................           34              --             2,860         2,646
                                                 -------           -----          --------     ---------
Net investment income (loss)...............           78              --              (448)       (1,460)

NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..............           --              --                --            --
  Proceeds from sales......................        1,789              --           163,268       355,358
  Cost of investments sold.................        2,862              --           182,308       475,558
                                                 -------           -----          --------     ---------
Net realized capital gains (losses) on
  investments..............................       (1,073)             --           (19,040)     (120,200)
Net change in unrealized
  appreciation/depreciation of investments:
  Beginning of period......................       (1,830)             --           (12,296)      (65,958)
  End of period............................       (3,138)             --           (80,874)     (183,006)
                                                 -------           -----          --------     ---------
Net change in unrealized
  appreciation/depreciation of
  investments..............................       (1,308)             --           (68,578)     (117,048)
                                                 -------           -----          --------     ---------
Net realized and unrealized capital gains
  (losses) on investments..................       (2,381)             --           (87,618)     (237,248)
                                                 -------           -----          --------     ---------
Increase (decrease) in net assets from
  operations...............................      $(2,303)          $  --          $(88,066)    $(238,708)
                                                 =======           =====          ========     =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                                          T. ROWE PRICE   T. ROWE PRICE
                                                   HIGH        MONEY         MID-CAP         EQUITY
                                  BALANCED        INCOME       MARKET        GROWTH          INCOME
                                SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(1)    SUBACCOUNT
                                -------------   ----------   ----------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends................     $ 1,562      $ 110,507    $  132,652     $      --      $   87,836
  Expenses:
     Administrative, mortality
       and expense risk
       charge.................         467          3,651        36,145         9,290          22,433
                                   -------      ---------    ----------     ---------      ----------
Net investment income
  (loss)......................       1,095        106,856        96,507        (9,290)         65,403

NET REALIZED AND UNREALIZED
  CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains
  (losses) on investments:
  Realized gain
     distributions............          --             --            --            --           4,305
  Proceeds from sales.........       2,550        212,105     4,679,902       268,319       1,003,043
  Cost of investments sold....       2,761        294,175     4,679,902       264,046       1,117,963
                                   -------      ---------    ----------     ---------      ----------
Net realized capital gains
  (losses) on investments.....        (211)       (82,070)           --         4,273        (110,615)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period.........          --       (221,567)           --       174,023          21,735
  End of period...............      (7,764)      (224,662)           --      (331,931)       (843,444)
                                   -------      ---------    ----------     ---------      ----------
Net change in unrealized
  appreciation/depreciation of
  investments.................      (7,764)        (3,095)           --      (505,954)       (865,179)
                                   -------      ---------    ----------     ---------      ----------
Net realized and unrealized
  capital gains (losses) on
  investments.................      (7,975)       (85,165)           --      (501,681)       (975,794)
                                   -------      ---------    ----------     ---------      ----------
Increase (decrease) in net
  assets from operations......     $(6,880)     $  21,691    $   96,507     $(510,971)     $ (910,391)
                                   =======      =========    ==========     =========      ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                             T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
                                              NEW AMERICA      BLUE CHIP     INTERNATIONAL
                                                GROWTH          GROWTH           STOCK         GROWTH
                                             SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT
                                             -------------   -------------   -------------   ----------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.............................      $  --         $   3,214       $    817      $   1,186
  Expenses:
     Administrative, mortality and expense
       risk charge.........................         --             9,149            397          2,646
                                                 -----         ---------       --------      ---------
Net investment income (loss)...............         --            (5,935)           420         (1,460)

NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions..............         --                --             82             --
  Proceeds from sales......................         --           371,664         95,354        355,358
  Cost of investments sold.................         --           486,830        143,157        475,558
                                                 -----         ---------       --------      ---------
Net realized capital gains (losses) on
  investments..............................         --          (115,166)       (47,721)      (120,200)
Net change in unrealized
  appreciation/depreciation of investments:
  Beginning of period......................         --           (34,794)       (41,223)       (65,958)
  End of period............................         --          (509,170)       (17,619)      (183,006)
                                                 -----         ---------       --------      ---------
Net change in unrealized
  appreciation/depreciation of
  investments..............................         --          (474,376)        23,604       (117,048)
                                                 -----         ---------       --------      ---------
Net realized and unrealized capital gains
  (losses) on investments..................         --          (589,542)       (24,117)      (237,248)
                                                 -----         ---------       --------      ---------
Increase (decrease) in net assets from
  operations...............................      $  --         $(595,477)      $(23,697)     $(238,708)
                                                 =====         =========       ========      =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                              CAPITAL      WORLDWIDE      FLEXIBLE       AGGRESSIVE
                                            APPRECIATION     GROWTH        INCOME          GROWTH
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT(1)
                                            ------------   ----------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends............................   $   15,310    $   25,930       $  --         $      --
  Expenses:
     Administrative, mortality and expense
       risk charge........................        9,620        10,692          --             2,962
                                             ----------    ----------       -----         ---------
Net investment income (loss)..............        5,690        15,238          --            (2,962)

NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions.............           --            --          --                --
  Proceeds from sales.....................      812,578     1,103,828          --           249,942
  Cost of investments sold................    1,141,238     1,442,797          --           315,102
                                             ----------    ----------       -----         ---------
Net realized capital gains (losses) on
  investments.............................     (328,660)     (338,969)         --           (65,160)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period.....................     (313,980)     (245,674)         --           (45,267)
  End of period...........................     (447,764)     (696,023)         --          (200,397)
                                             ----------    ----------       -----         ---------
Net change in unrealized
  appreciation/depreciation of
  investments.............................     (133,784)     (450,349)         --          (155,130)
                                             ----------    ----------       -----         ---------
Net realized and unrealized capital gains
  (losses) on investments.................     (462,444)     (789,318)         --          (220,290)
                                             ----------    ----------       -----         ---------
Increase (decrease) in net assets from
  operations..............................   $ (456,754)   $ (774,080)      $  --         $(223,252)
                                             ==========    ==========       =====         =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                                     INVESCO VIF-
                                      INTERNATIONAL   INVESCO VIF-      HEALTH      INVESCO VIF-
                                         GROWTH         DYNAMICS       SCIENCES      TECHNOLOGY
                                      SUBACCOUNT(1)    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      -------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends......................    $    938       $      --       $     --       $     --
  Expenses:
     Administrative, mortality and
       expense risk charge..........         380           2,760            170            512
                                        --------       ---------       --------       --------
Net investment income (loss)........         558          (2,760)          (170)          (512)

NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
  on investments:
  Realized gain distributions.......          --              --             --             --
  Proceeds from sales...............       5,998         445,374         27,686         53,536
  Cost of investments sold..........       8,419         713,103         35,680        133,040
                                        --------       ---------       --------       --------
Net realized capital gains (losses)
  on investments....................      (2,421)       (267,729)        (7,994)       (79,504)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period...............        (746)       (142,053)          (576)       (57,998)
  End of period.....................     (20,430)       (172,924)        (5,958)       (57,694)
                                        --------       ---------       --------       --------
Net change in unrealized
  appreciation/depreciation of
  investments.......................     (19,684)        (30,871)        (5,382)           304
                                        --------       ---------       --------       --------
Net realized and unrealized capital
  gains (losses) on investments.....     (22,105)       (298,600)       (13,376)       (79,200)
                                        --------       ---------       --------       --------
Increase (decrease) in net assets
  from operations...................    $(21,547)      $(301,360)      $(13,546)      $(79,712)
                                        ========       =========       ========       ========

                            See accompanying notes.

                                       ,

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                   INVESCO VIF-
                                      SMALL                                           INVESCO VIF-
                                     COMPANY      INVESCO VIF-      INVESCO VIF-        FINANCIAL
                                      GROWTH         GROWTH      TELECOMMUNICATIONS     SERVICES
                                    SUBACCOUNT     SUBACCOUNT        SUBACCOUNT       SUBACCOUNT(1)
                                   ------------   ------------   ------------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends...................   $      --      $      --         $      --           $    34
  Expenses:
     Administrative, mortality
       and expense risk charge...       5,823          6,441               389                25
                                    ---------      ---------         ---------           -------
Net investment income (loss).....      (5,823)        (6,441)             (389)                9

NET REALIZED AND UNREALIZED
  CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains
  (losses) on investments:
  Realized gain distributions....          --             --                --                --
  Proceeds from sales............     286,111        447,430           187,976             1,413
  Cost of investments sold.......     397,421        725,500           374,549             1,498
                                    ---------      ---------         ---------           -------
Net realized capital gains
  (losses) on investments........    (111,310)      (278,070)         (186,573)              (85)
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period............      29,413       (193,989)         (134,989)              509
  End of period..................    (390,301)      (675,638)          (19,168)             (542)
                                    ---------      ---------         ---------           -------
Net change in unrealized
  appreciation/depreciation of
  investments....................    (419,714)      (481,649)          115,821            (1,051)
                                    ---------      ---------         ---------           -------
Net realized and unrealized
  capital gains (losses) on
  investments....................    (531,024)      (759,719)          (70,752)           (1,136)
                                    ---------      ---------         ---------           -------
Increase (decrease) in net assets
  from operations................   $(536,847)     $(766,160)        $ (71,141)          $(1,127)
                                    =========      =========         =========           =======

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                                                          STOCKSPLUS
                                                                          GROWTH AND      MID CAP
                                              SHORT-TERM   TOTAL RETURN     INCOME         VALUE
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(1)
                                              ----------   ------------   ----------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..............................   $ 27,364     $  464,529    $  20,629        $  --
  Expenses:
     Administrative, mortality and expense
       risk charge..........................      3,520         45,713        2,276           --
                                               --------     ----------    ---------        -----
Net investment income (loss)................     23,844        418,816       18,353           --

NET REALIZED AND UNREALIZED CAPITAL GAINS
  (LOSSES) ON INVESTMENTS
Net realized capital gains (losses) on
  investments:
  Realized gain distributions...............      1,626        183,321           --           --
  Proceeds from sales.......................    129,188      2,202,973       75,501           --
  Cost of investments sold..................    128,453      2,167,491      124,469           --
                                               --------     ----------    ---------        -----
Net realized capital gains (losses) on
  investments...............................      2,361        218,803      (48,968)          --
Net change in unrealized
  appreciation/depreciation of investments:
  Beginning of period.......................      1,943        (28,152)     (33,478)          --
  End of period.............................      3,905        313,472     (176,352)          --
                                               --------     ----------    ---------        -----
Net change in unrealized
  appreciation/depreciation of
  investments...............................      1,962        341,624     (142,874)          --
                                               --------     ----------    ---------        -----
Net realized and unrealized capital gains
  (losses) on investments...................      4,323        560,427     (191,842)          --
                                               --------     ----------    ---------        -----
Increase (decrease) in net assets from
  operations................................   $ 28,167     $  979,243    $(173,489)       $  --
                                               ========     ==========    =========        =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2002, EXCEPT AS NOTED

                                       EMERGING MARKETS     EMERGING          ROYCE           ROYCE
                                            EQUITY        MARKETS DEBT      SMALL-CAP       MICRO-CAP
                                        SUBACCOUNT(1)     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                                       ----------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends.......................       $  --             $  --           $  --           $  --
  Expenses:
     Administrative, mortality and
       expense risk charge...........          --                --              --              --
                                            -----             -----           -----           -----
Net investment income (loss).........          --                --              --              --

NET REALIZED AND UNREALIZED CAPITAL
  GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
  on investments:
  Realized gain distributions........          --                --              --              --
  Proceeds from sales................          --                --              --              --
  Cost of investments sold...........          --                --              --              --
                                            -----             -----           -----           -----
Net realized capital gains (losses)
  on investments.....................          --                --              --              --
Net change in unrealized
  appreciation/depreciation of
  investments:
  Beginning of period................          --                --              --              --
  End of period......................          --                --              --              --
                                            -----             -----           -----           -----
Net change in unrealized
  appreciation/depreciation of
  investments........................          --                --              --              --
                                            -----             -----           -----           -----
Net realized and unrealized capital
  gains (losses) on investments......          --                --              --              --
                                            -----             -----           -----           -----
Increase (decrease) in net assets
  from operations....................       $  --             $  --           $  --           $  --
                                            =====             =====           =====           =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                                  VANGUARD VIF
                                                             VANGUARD VIF       DIVERSIFIED VALUE
                                                         BALANCED SUBACCOUNT       SUBACCOUNT
                                                         --------------------   -----------------
                                                           2002      2001(1)     2002     2001(1)
                                                         ---------   --------   -------   -------
OPERATIONS
  Net investment income (loss).........................  $ 10,455     $  --     $   226    $  --
  Net realized capital gains (losses) on investments...     3,809        --         133       --
  Net change in unrealized appreciation/depreciation of
     investments.......................................   (60,099)       --      (4,109)      --
                                                         --------     -----     -------    -----
Increase (decrease) in net assets from operations......   (45,835)       --      (3,750)      --

CONTRACT TRANSACTIONS
  Net contract purchase payments.......................   854,560        --      48,344       --
  Transfer payments from (to) other subaccounts or
     general account...................................    30,753        --      (4,388)      --
  Contract terminations, withdrawals, and other
     deductions........................................   (20,566)       --        (832)      --
                                                         --------     -----     -------    -----
Increase (decrease) in net assets from contract
  transactions.........................................   864,747        --      43,124       --
                                                         --------     -----     -------    -----
Net increase (decrease) in net assets..................   818,912        --      39,374       --

NET ASSETS:
  Beginning of the period..............................        --        --          --       --
                                                         --------     -----     -------    -----
  End of the period....................................  $818,912     $  --     $39,374    $  --
                                                         ========     =====     =======    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                       VANGUARD VIF EQUITY    VANGUARD VIF EQUITY
                                                        INCOME SUBACCOUNT       INDEX SUBACCOUNT
                                                       --------------------   --------------------
                                                         2002      2001(1)       2002      2001(1)
                                                       ---------   --------   ----------   -------
OPERATIONS
  Net investment income (loss).......................  $  1,941     $  --     $   (2,487)   $  --
  Net realized capital gains (losses) on
     investments.....................................      (274)       --        (51,993)      --
  Net change in unrealized appreciation/depreciation
     of investments..................................   (20,519)       --       (542,330)      --
                                                       --------     -----     ----------    -----
Increase (decrease) in net assets from operations....   (18,852)       --       (596,810)      --

CONTRACT TRANSACTIONS
  Net contract purchase payments.....................   139,467        --      2,507,988       --
  Transfer payments from (to) other subaccounts or
     general account.................................    29,589        --      1,223,133       --
  Contract terminations, withdrawals, and other
     deductions......................................    (3,157)       --        (66,256)      --
                                                       --------     -----     ----------    -----
Increase (decrease) in net assets from contract
  transactions.......................................   165,899        --      3,664,865       --
                                                       --------     -----     ----------    -----
Net increase (decrease) in net assets................   147,047        --      3,068,055       --

NET ASSETS:
  Beginning of the period............................        --        --             --       --
                                                       --------     -----     ----------    -----
  End of the period..................................  $147,047     $  --     $3,068,055    $  --
                                                       ========     =====     ==========    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                        VANGUARD VIF GROWTH     VANGUARD VIF MID-
                                                             SUBACCOUNT        CAP INDEX SUBACCOUNT
                                                        --------------------   --------------------
                                                          2002      2001(1)      2002      2001(1)
                                                        ---------   --------   ---------   --------
OPERATIONS
  Net investment income (loss)........................  $    (84)    $  --     $   (402)    $  --
  Net realized capital gains (losses) on
     investments......................................    (1,194)       --        6,111        --
  Net change in unrealized appreciation/depreciation
     of investments...................................   (25,236)       --      (36,038)       --
                                                        --------     -----     --------     -----
Increase (decrease) in net assets from operations.....   (26,514)       --      (30,329)       --

CONTRACT TRANSACTIONS
  Net contract purchase payments......................   107,217        --      102,996        --
  Transfer payments from (to) other subaccounts or
     general account..................................    (6,336)       --      298,254        --
  Contract terminations, withdrawals, and other
     deductions.......................................    (1,913)       --       (6,076)       --
                                                        --------     -----     --------     -----
Increase (decrease) in net assets from contract
  transactions........................................    98,968        --      395,174        --
                                                        --------     -----     --------     -----
Net increase (decrease) in net assets.................    72,454        --      364,845        --

NET ASSETS:
  Beginning of the period.............................        --        --           --        --
                                                        --------     -----     --------     -----
  End of the period...................................  $ 72,454     $  --     $364,845     $  --
                                                        ========     =====     ========     =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                         VANGUARD VIF      VANGUARD VIF SMALL
                                                          REIT INDEX         COMPANY GROWTH
                                                          SUBACCOUNT           SUBACCOUNT
                                                        ---------------   ---------------------
                                                        2002(1)   2001       2002      2001(1)
                                                        -------   -----   ----------   --------
OPERATIONS
  Net investment income (loss)........................  $ 1,347   $ --    $      (35)  $     --
  Net realized capital gains (losses) on
     investments......................................      714     --       (19,601)        --
  Net change in unrealized appreciation/depreciation
     of investments...................................   (1,968)    --      (174,936)    (2,141)
                                                        -------   -----   ----------   --------
Increase (decrease) in net assets from operations.....       93     --      (194,572)    (2,141)

CONTRACT TRANSACTIONS
  Net contract purchase payments......................   50,262     --       819,900    253,896
  Transfer payments from (to) other subaccounts or
     general account..................................   40,724     --       255,989
  Contract terminations, withdrawals, and other
     deductions.......................................   (1,797)    --       (21,830)      (512)
                                                        -------   -----   ----------   --------
Increase (decrease) in net assets from contract
  transactions........................................   89,189     --     1,054,059    253,384
                                                        -------   -----   ----------   --------
Net increase (decrease) in net assets.................   89,282     --       859,487    251,243

NET ASSETS:
  Beginning of the period.............................       --     --       251,243         --
                                                        -------   -----   ----------   --------
  End of the period...................................  $89,282   $ --    $1,110,730   $251,243
                                                        =======   =====   ==========   ========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                       VANGUARD VIF
                                                      INTERNATIONAL      VANGUARD VIF MONEY MARKET
                                                        SUBACCOUNT              SUBACCOUNT
                                                    ------------------   -------------------------
                                                      2002     2001(1)      2002         2001(1)
                                                    --------   -------   -----------   -----------
OPERATIONS
  Net investment income (loss)....................  $  1,193    $  --    $   42,545    $      127
  Net realized capital gains (losses) on
     investments..................................      (785)      --            --            --
  Net change in unrealized
     appreciation/depreciation of investments.....   (25,885)      --            --            --
                                                    --------    -----    ----------    ----------
Increase (decrease) in net assets from
  operations......................................   (25,477)      --        42,545           127

CONTRACT TRANSACTIONS
  Net contract purchase payments..................   190,703       --     3,677,213     1,015,584
  Transfer payments from (to) other subaccounts or
     general account..............................    35,547       --     1,500,262            --
  Contract terminations, withdrawals, and other
     deductions...................................    (4,420)      --      (120,275)       (2,050)
                                                    --------    -----    ----------    ----------
Increase (decrease) in net assets from contract
  transactions....................................   221,830       --     5,057,200     1,013,534
                                                    --------    -----    ----------    ----------
Net increase (decrease) in net assets.............   196,353       --     5,099,745     1,013,661

NET ASSETS:
  Beginning of the period.........................        --       --     1,013,661            --
                                                    --------    -----    ----------    ----------
  End of the period...............................  $196,353    $  --    $6,113,406    $1,013,661
                                                    ========    =====    ==========    ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                                VANGUARD VIF HIGH
                                                      VANGUARD VIF TOTAL BOND      YIELD BOND
                                                      MARKET INDEX SUBACCOUNT      SUBACCOUNT
                                                      -----------------------   -----------------
                                                        2002(1)       2001       2002     2001(1)
                                                      -----------   ---------   -------   -------
OPERATIONS
  Net investment income (loss)......................  $   18,189    $     --    $ 3,175    $  --
  Net realized capital gains (losses) on
     investments....................................       3,231          --     (4,986)      --
  Net change in unrealized appreciation/depreciation
     of investments.................................      27,618         751      3,109       --
                                                      ----------    --------    -------    -----
Increase (decrease) in net assets from operations...      49,038         751      1,298       --

CONTRACT TRANSACTIONS
  Net contract purchase payments....................     489,151     169,265     58,534       --
  Transfer payments from (to) other subaccounts or
     general account................................     392,381          --     12,847       --
  Contract terminations, withdrawals, and other
     deductions.....................................     (19,269)       (342)    (1,715)      --
                                                      ----------    --------    -------    -----
Increase (decrease) in net assets from contract
  transactions......................................     862,263     168,923     69,666       --
                                                      ----------    --------    -------    -----
Net increase (decrease) in net assets...............     911,301     169,674     70,964       --

NET ASSETS:
  Beginning of the period...........................     169,674          --         --       --
                                                      ----------    --------    -------    -----
  End of the period.................................  $1,080,975    $169,674    $70,964    $  --
                                                      ==========    ========    =======    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                VANGUARD VIF       VANGUARD VIF
                                                                 SHORT-TERM         TOTAL STOCK
                                                                  CORPORATE        MARKET INDEX
                                                                 SUBACCOUNT         SUBACCOUNT
                                                              -----------------   ---------------
                                                               2002     2001(1)   2002(1)   2001
                                                              -------   -------   -------   -----
OPERATIONS
  Net investment income (loss)..............................  $   952    $  --     $  --    $  --
  Net realized capital gains (losses) on investments........      (16)      --        --       --
  Net change in unrealized appreciation/depreciation of
     investments............................................    1,124       --        --       --
                                                              -------    -----     -----    -----
Increase (decrease) in net assets from operations...........    2,060       --        --       --

CONTRACT TRANSACTIONS
  Net contract purchase payments............................   38,565       --        --       --
  Transfer payments from (to) other subaccounts or general
     account................................................   12,398       --        --       --
  Contract terminations, withdrawals, and other
     deductions.............................................   (1,208)      --        --       --
                                                              -------    -----     -----    -----
Increase (decrease) in net assets from contract
  transactions..............................................   49,755       --        --       --
                                                              -------    -----     -----    -----
Net increase (decrease) in net assets.......................   51,815       --        --       --

NET ASSETS:
  Beginning of the period...................................       --       --        --       --
                                                              -------    -----     -----    -----
  End of the period.........................................  $51,815    $  --     $  --    $  --
                                                              =======    =====     =====    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                            VANGUARD VIF
                                                           CAPITAL GROWTH    SCUDDER SMALL CAP INDEX
                                                             SUBACCOUNT            SUBACCOUNT
                                                           ---------------   -----------------------
                                                           2002(1)   2001       2002         2001
                                                           -------   -----   ----------   ----------
OPERATIONS
  Net investment income (loss)...........................   $  --    $ --     $    439     $    351
  Net realized capital gains (losses) on investments.....      --      --       (6,607)       4,544
  Net change in unrealized appreciation/depreciation of
     investments.........................................      --      --      (31,040)      (7,906)
                                                            -----    -----    --------     --------
Increase (decrease) in net assets from operations........      --      --      (37,208)      (3,011)

CONTRACT TRANSACTIONS
  Net contract purchase payments.........................      --      --            1       54,529
  Transfer payments from (to) other subaccounts or
     general account.....................................      --      --        2,612      (24,205)
  Contract terminations, withdrawals, and other
     deductions..........................................      --      --       (4,627)      (8,364)
                                                            -----    -----    --------     --------
Increase (decrease) in net assets from contract
  transactions...........................................      --      --       (2,014)      21,960
                                                            -----    -----    --------     --------
Net increase (decrease) in net assets....................      --      --      (39,222)      18,949

NET ASSETS:
  Beginning of the period................................      --      --      173,824      154,875
                                                            -----    -----    --------     --------
  End of the period......................................   $  --    $ --     $134,602     $173,824
                                                            =====    =====    ========     ========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                              SCUDDER EAFE(R)
                                                  SCUDDER EQUITY 500 INDEX      EQUITY INDEX
                                                         SUBACCOUNT              SUBACCOUNT
                                                  ------------------------   ------------------
                                                     2002          2001       2002       2001
                                                  -----------   ----------   -------   --------
OPERATIONS
  Net investment income (loss)..................  $    49,466   $   29,140   $    78   $    (58)
  Net realized capital gains (losses) on
     investments................................     (270,361)    (128,485)   (1,073)    (3,928)
  Net change in unrealized
     appreciation/depreciation of investments...   (1,440,205)    (180,444)   (1,308)    (1,801)
                                                  -----------   ----------   -------   --------
Increase (decrease) in net assets from
  operations....................................   (1,661,100)    (279,789)   (2,303)    (5,787)

CONTRACT TRANSACTIONS
  Net contract purchase payments................    3,202,066    2,558,987         1         --
  Transfer payments from (to) other subaccounts
     or general account.........................       70,444    1,651,519    (1,470)    (5,529)
  Contract terminations, withdrawals, and other
     deductions.................................     (141,026)     (91,601)     (285)      (460)
                                                  -----------   ----------   -------   --------
Increase (decrease) in net assets from contract
  transactions..................................    3,131,484    4,118,905    (1,754)    (5,989)
                                                  -----------   ----------   -------   --------
Net increase (decrease) in net assets...........    1,470,384    3,839,116    (4,057)   (11,776)

NET ASSETS:
  Beginning of the period.......................    4,983,881    1,144,765    10,981     22,757
                                                  -----------   ----------   -------   --------
  End of the period.............................  $ 6,454,265   $4,983,881   $ 6,924   $ 10,981
                                                  ===========   ==========   =======   ========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                GROWTH
                                                             OPPORTUNITIES
                                                              SUBACCOUNT     CONTRAFUND(R) SUBACCOUNT
                                                             -------------   -------------------------
                                                             2002    2001       2002          2001
                                                             -----   -----   -----------   -----------
OPERATIONS
  Net investment income (loss).............................  $ --    $ --     $   (448)     $    314
  Net realized capital gains (losses) on investments.......    --      --      (19,040)          (30)
  Net change in unrealized appreciation/depreciation of
     investments...........................................    --      --      (68,578)      (12,710)
                                                             -----   -----    --------      --------
Increase (decrease) in net assets from operations..........    --      --      (88,066)      (12,426)

CONTRACT TRANSACTIONS
  Net contract purchase payments...........................    --      --      451,916       132,632
  Transfer payments from (to) other subaccounts or general
     account...............................................    --      --      322,668        47,426
  Contract terminations, withdrawals, and other
     deductions............................................    --      --      (20,457)       (5,922)
                                                             -----   -----    --------      --------
Increase (decrease) in net assets from contract
  transactions.............................................    --      --      754,127       174,136
                                                             -----   -----    --------      --------
Net increase (decrease) in net assets......................    --      --      666,061       161,710

NET ASSETS:
  Beginning of the period..................................    --      --      242,430        80,720
                                                             -----   -----    --------      --------
  End of the period........................................  $ --    $ --     $908,491      $242,430
                                                             =====   =====    ========      ========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                        GROWTH SUBACCOUNT     BALANCED SUBACCOUNT
                                                      ---------------------   -------------------
                                                        2002        2001        2002     2001(1)
                                                      ---------   ---------   --------   --------
OPERATIONS
  Net investment income (loss)......................  $  (1,460)  $  (1,778)  $ 1,095     $  --
  Net realized capital gains (losses) on
     investments....................................   (120,200)    (77,759)     (211)       --
  Net change in unrealized appreciation/depreciation
     of investments.................................   (117,048)    (49,772)   (7,764)       --
                                                      ---------   ---------   -------     -----
Increase (decrease) in net assets from operations...   (238,708)   (129,309)   (6,880)       --

CONTRACT TRANSACTIONS
  Net contract purchase payments....................    194,201     630,206    95,388        --
  Transfer payments from (to) other subaccounts or
     general account................................    152,154    (209,170)       --        --
  Contract terminations, withdrawals, and other
     deductions.....................................    (21,628)    (23,879)   (1,772)       --
                                                      ---------   ---------   -------     -----
Increase (decrease) in net assets from contract
  transactions......................................    324,727     397,157    93,616        --
                                                      ---------   ---------   -------     -----
Net increase (decrease) in net assets...............     86,019     267,848    86,736        --

NET ASSETS:
  Beginning of the period...........................    690,333     422,485        --        --
                                                      ---------   ---------   -------     -----
  End of the period.................................  $ 776,352   $ 690,333   $86,736     $  --
                                                      =========   =========   =======     =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                              HIGH INCOME SUBACCOUNT    MONEY MARKET SUBACCOUNT
                                              -----------------------   ------------------------
                                                 2002         2001         2002          2001
                                              ----------   ----------   -----------   ----------
OPERATIONS
  Net investment income (loss)..............  $  106,856   $  138,901   $    96,507   $   76,121
  Net realized capital gains (losses) on
     investments............................     (82,070)     (75,959)           --           --
  Net change in unrealized appreciation/
     depreciation of investments............      (3,095)    (221,104)           --           --
                                              ----------   ----------   -----------   ----------
Increase (decrease) in net assets from
  operations................................      21,691     (158,162)       96,507       76,121

CONTRACT TRANSACTIONS
  Net contract purchase payments............          --      171,021     5,960,171    4,732,205
  Transfer payments from (to) other
     subaccounts or general account.........    (177,474)      89,053    (2,520,535)     599,601
  Contract terminations, withdrawals, and
     other deductions.......................     (30,966)     (28,013)     (353,062)    (130,920)
                                              ----------   ----------   -----------   ----------
Increase (decrease) in net assets from
  contract transactions.....................    (208,440)     232,061     3,086,574    5,200,886
                                              ----------   ----------   -----------   ----------
Net increase (decrease) in net assets.......    (186,749)      73,899     3,183,081    5,277,007

NET ASSETS:
  Beginning of the period...................   1,088,633    1,014,734     5,582,883      305,876
                                              ----------   ----------   -----------   ----------
  End of the period.........................  $  901,884   $1,088,633   $ 8,765,964   $5,582,883
                                              ==========   ==========   ===========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                T. ROWE PRICE MID-CAP    T. ROWE PRICE EQUITY INCOME
                                                  GROWTH SUBACCOUNT              SUBACCOUNT
                                               -----------------------   ---------------------------
                                                  2002       2001(1)         2002           2001
                                               ----------   ----------   ------------   ------------
OPERATIONS
  Net investment income (loss)...............  $   (9,290)  $   (4,598)   $   65,403     $   13,701
  Net realized capital gains (losses) on
     investments.............................       4,273      (20,830)     (110,615)       (13,186)
  Net change in unrealized appreciation/
     depreciation of investments.............    (505,954)     174,023      (865,179)        13,495
                                               ----------   ----------    ----------     ----------
Increase (decrease) in net assets from
  operations.................................    (510,971)     148,595      (910,391)        14,010

CONTRACT TRANSACTIONS
  Net contract purchase payments.............   1,338,681    1,736,016     3,706,995      1,689,339
  Transfer payments from (to) other
     subaccounts or general account..........     229,870     (381,509)    1,524,716        166,668
  Contract terminations, withdrawals, and
     other deductions........................     (70,506)     (45,704)     (163,182)       (50,838)
                                               ----------   ----------    ----------     ----------
Increase (decrease) in net assets from
  contract transactions......................   1,498,045    1,308,803     5,068,529      1,805,169
                                               ----------   ----------    ----------     ----------
Net increase (decrease) in net assets........     987,074    1,457,398     4,158,138      1,819,179

NET ASSETS:
  Beginning of the period....................   1,457,398           --     1,999,176        179,997
                                               ----------   ----------    ----------     ----------
  End of the period..........................  $2,444,472   $1,457,398    $6,157,314     $1,999,176
                                               ==========   ==========    ==========     ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                         T. ROWE PRICE
                                                          NEW AMERICA
                                                            GROWTH        T. ROWE PRICE BLUE CHIP
                                                          SUBACCOUNT         GROWTH SUBACCOUNT
                                                        ---------------   -----------------------
                                                        2002    2001(1)      2002       2001(1)
                                                        -----   -------   ----------   ----------
OPERATIONS
  Net investment income (loss)........................  $ --     $  --    $   (5,935)  $   (4,172)
  Net realized capital gains (losses) on
     investments......................................    --        --      (115,166)     (80,230)
  Net change in unrealized appreciation/depreciation
     of investments...................................    --        --      (474,376)     (34,794)
                                                        -----    -----    ----------   ----------
Increase (decrease) in net assets from operations.....    --        --      (595,477)    (119,196)

CONTRACT TRANSACTIONS
  Net contract purchase payments......................    --        --       723,675    2,443,822
  Transfer payments from (to) other subaccounts or
     general account..................................    --        --       (63,156)     (86,114)
  Contract terminations, withdrawals, and other
     deductions.......................................    --        --       (68,674)     (69,510)
                                                        -----    -----    ----------   ----------
Increase (decrease) in net assets from contract
  transactions........................................    --        --       591,845    2,288,198
                                                        -----    -----    ----------   ----------
Net increase (decrease) in net assets.................    --        --        (3,632)   2,169,002

NET ASSETS:
  Beginning of the period.............................    --        --     2,169,002           --
                                                        -----    -----    ----------   ----------
  End of the period...................................  $ --     $  --    $2,165,370   $2,169,002
                                                        =====    =====    ==========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                       T. ROWE PRICE
                                                    INTERNATIONAL STOCK
                                                        SUBACCOUNT         GROWTH SUBACCOUNT
                                                    -------------------   --------------------
                                                      2002     2001(1)      2002        2001
                                                    --------   --------   ---------   --------
OPERATIONS
  Net investment income (loss)....................  $    420   $  2,883   $  (1,460)  $     63
  Net realized capital gains (losses) on
     investments..................................   (47,721)    (5,184)   (120,200)    (7,436)
  Net change in unrealized
     appreciation/depreciation of investments.....    23,604    (33,194)   (117,048)    (9,382)
                                                    --------   --------   ---------   --------
Increase (decrease) in net assets from
  operations......................................   (23,697)   (35,495)   (238,708)   (16,755)

CONTRACT TRANSACTIONS
  Net contract purchase payments..................       616     72,579     194,201     82,734
  Transfer payments from (to) other subaccounts or
     general account..............................   (55,802)    13,624     152,154     31,061
  Contract terminations, withdrawals, and other
     deductions...................................    (3,144)    (3,764)    (21,628)    (3,512)
                                                    --------   --------   ---------   --------
Increase (decrease) in net assets from contract
  transactions....................................   (58,330)    82,439     324,727    110,283
                                                    --------   --------   ---------   --------
Net increase (decrease) in net assets.............   (82,027)    46,944      86,019     93,528

NET ASSETS:
  Beginning of the period.........................   158,387    111,443     690,333     32,427
                                                    --------   --------   ---------   --------
  End of the period...............................  $ 76,360   $158,387   $ 776,352   $125,955
                                                    ========   ========   =========   ========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                CAPITAL APPRECIATION        WORLDWIDE GROWTH
                                                     SUBACCOUNT                SUBACCOUNT
                                               -----------------------   -----------------------
                                                  2002         2001         2002         2001
                                               ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss)...............  $    5,690   $   18,977   $   15,238   $    4,475
  Net realized capital gains (losses) on
     investments.............................    (328,660)    (146,014)    (338,969)    (284,168)
  Net change in unrealized appreciation/
     depreciation of investments.............    (133,784)    (248,253)    (450,349)    (140,435)
                                               ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
  operations.................................    (456,754)    (375,290)    (774,080)    (420,128)

CONTRACT TRANSACTIONS
  Net contract purchase payments.............   1,517,979    1,867,255    1,382,055    2,108,647
  Transfer payments from (to) other
     subaccounts or general account..........    (623,168)     113,560     (372,076)      49,376
  Contract terminations, withdrawals, and
     other deductions........................     (80,417)     (75,072)     (85,402)     (79,995)
                                               ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions......................     814,394    1,905,743      924,577    2,078,028
                                               ----------   ----------   ----------   ----------
Net increase (decrease) in net assets........     357,640    1,530,453      150,497    1,657,900

NET ASSETS:
  Beginning of the period....................   2,348,509      818,056    2,476,400      818,500
                                               ----------   ----------   ----------   ----------
  End of the period..........................  $2,706,149   $2,348,509   $2,626,897   $2,476,400
                                               ==========   ==========   ==========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                         FLEXIBLE INCOME     AGGRESSIVE GROWTH
                                                           SUBACCOUNT           SUBACCOUNT
                                                         ---------------   ---------------------
                                                         2002    2001(1)     2002       2001(1)
                                                         -----   -------   ---------   ---------
OPERATIONS
  Net investment income (loss).........................  $ --     $  --    $  (2,962)  $  (2,369)
  Net realized capital gains (losses) on investments...    --        --      (65,160)   (168,800)
  Net change in unrealized appreciation/depreciation of
     investments.......................................    --        --     (155,130)    (45,267)
                                                         -----    -----    ---------   ---------
Increase (decrease) in net assets from operations......    --        --     (223,252)   (216,436)

CONTRACT TRANSACTIONS
  Net contract purchase payments.......................    --        --      333,735     971,709
  Transfer payments from (to) other subaccounts or
     general account...................................    --        --     (118,500)     20,616
  Contract terminations, withdrawals, and other
     deductions........................................    --        --      (22,508)    (23,986)
                                                         -----    -----    ---------   ---------
Increase (decrease) in net assets from contract
  transactions.........................................    --        --      192,727     968,339
                                                         -----    -----    ---------   ---------
Net increase (decrease) in net assets..................    --        --      (30,525)    751,903

NET ASSETS:
  Beginning of the period..............................    --        --      751,903          --
                                                         -----    -----    ---------   ---------
  End of the period....................................  $ --     $  --    $ 721,378   $ 751,903
                                                         =====    =====    =========   =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                    INTERNATIONAL GROWTH      INVESCO VIF --
                                                         SUBACCOUNT         DYNAMICS SUBACCOUNT
                                                    --------------------   ---------------------
                                                      2002      2001(1)      2002        2001
                                                    ---------   --------   ---------   ---------
OPERATIONS
  Net investment income (loss)....................  $    558    $    87    $  (2,760)  $  (1,684)
  Net realized capital gains (losses) on
     investments..................................    (2,421)       (50)    (267,729)    (23,192)
  Net change in unrealized
     appreciation/depreciation of investments.....   (19,684)      (746)     (30,871)   (139,043)
                                                    --------    -------    ---------   ---------
Increase (decrease) in net assets from
  operations......................................   (21,547)      (709)    (301,360)   (163,919)

CONTRACT TRANSACTIONS
  Net contract purchase payments..................    51,583     17,881      445,460     535,976
  Transfer payments from (to) other subaccounts or
     general account..............................    71,576        426     (184,929)    (12,894)
  Contract terminations, withdrawals, and other
     deductions...................................    (2,321)      (385)     (22,980)    (22,572)
                                                    --------    -------    ---------   ---------
Increase (decrease) in net assets from contract
  transactions....................................   120,838     17,922      237,551     500,510
                                                    --------    -------    ---------   ---------
Net increase (decrease) in net assets.............    99,291     17,213      (63,809)    336,591

NET ASSETS:
  Beginning of the period.........................    17,213         --      741,568     404,977
                                                    --------    -------    ---------   ---------
  End of the period...............................  $116,504    $17,213    $ 677,759   $ 741,568
                                                    ========    =======    =========   =========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                        INVESCO VIF --
                                                       HEALTH SCIENCES        INVESCO VIF --
                                                          SUBACCOUNT       TECHNOLOGY SUBACCOUNT
                                                      ------------------   ---------------------
                                                        2002      2001       2002        2001
                                                      --------   -------   ---------   ---------
OPERATIONS
  Net investment income (loss)......................  $   (170)  $    10   $   (512)   $   (338)
  Net realized capital gains (losses) on
     investments....................................    (7,994)      370    (79,504)    (15,517)
  Net change in unrealized appreciation/depreciation
     of investments.................................    (5,382)   (5,573)       304     (47,450)
                                                      --------   -------   --------    --------
Increase (decrease) in net assets from operations...   (13,546)   (5,193)   (79,712)    (63,305)

CONTRACT TRANSACTIONS
  Net contract purchase payments....................     1,933    14,126     83,443      75,271
  Transfer payments from (to) other subaccounts or
     general account................................   (15,069)    5,986     23,348      13,452
  Contract terminations, withdrawals, and other
     deductions.....................................    (1,429)   (1,183)    (3,940)     (3,058)
                                                      --------   -------   --------    --------
Increase (decrease) in net assets from contract
  transactions......................................   (14,565)   18,929    102,851      85,665
                                                      --------   -------   --------    --------
Net increase (decrease) in net assets...............   (28,111)   13,736     23,139      22,360

NET ASSETS:
  Beginning of the period...........................    53,229    39,493    117,362      95,002
                                                      --------   -------   --------    --------
  End of the period.................................  $ 25,118   $53,229   $140,501    $117,362
                                                      ========   =======   ========    ========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                 INVESCO VIF -- SMALL          INVESCO VIF --
                                               COMPANY GROWTH SUBACCOUNT      GROWTH SUBACCOUNT
                                               -------------------------   -----------------------
                                                  2002          2001          2002         2001
                                               -----------   -----------   ----------   ----------
OPERATIONS
  Net investment income (loss)...............  $   (5,823)   $   (3,616)   $   (6,441)  $   (4,187)
  Net realized capital gains (losses) on
     investments.............................    (111,310)      (72,147)     (278,070)    (347,147)
  Net change in unrealized appreciation/
     depreciation of investments.............    (419,714)       24,305      (481,649)    (151,607)
                                               ----------    ----------    ----------   ----------
Increase (decrease) in net assets from
  operations.................................    (536,847)      (51,458)     (766,160)    (502,941)

CONTRACT TRANSACTIONS
  Net contract purchase payments.............     599,428     1,481,414       757,718    1,796,720
  Transfer payments from (to) other
     subaccounts or general account..........     (54,157)     (206,430)      (40,074)      71,254
  Contract terminations, withdrawals, and
     other deductions........................     (45,771)      (41,192)      (50,600)     (45,894)
                                               ----------    ----------    ----------   ----------
Increase (decrease) in net assets from
  contract transactions......................     499,500     1,233,792       667,044    1,822,080
                                               ----------    ----------    ----------   ----------
Net increase (decrease) in net assets........     (37,347)    1,182,334       (99,116)   1,319,139

NET ASSETS:
  Beginning of the period....................   1,488,268       305,934     1,670,697      351,558
                                               ----------    ----------    ----------   ----------
  End of the period..........................  $1,450,921    $1,488,268    $1,571,581   $1,670,697
                                               ==========    ==========    ==========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                         INVESCO VIF --         INVESCO VIF --
                                                       TELECOMMUNICATIONS     FINANCIAL SERVICES
                                                           SUBACCOUNT             SUBACCOUNT
                                                      ---------------------   -------------------
                                                        2002        2001        2002     2001(1)
                                                      ---------   ---------   --------   --------
OPERATIONS
  Net investment income (loss)......................  $    (389)  $    (712)  $     9     $   18
  Net realized capital gains (losses) on
     investments....................................   (186,573)   (112,394)      (85)         8
  Net change in unrealized appreciation/depreciation
     of investments.................................    115,821     (98,417)   (1,051)       509
                                                      ---------   ---------   -------     ------
Increase (decrease) in net assets from operations...    (71,141)   (211,523)   (1,127)       535

CONTRACT TRANSACTIONS
  Net contract purchase payments....................     67,615     177,245         1         --
  Transfer payments from (to) other subaccounts or
     general account................................    (19,738)    (38,991)     (983)     7,084
  Contract terminations, withdrawals, and other
     deductions.....................................     (2,980)     (5,742)     (215)       (55)
                                                      ---------   ---------   -------     ------
Increase (decrease) in net assets from contract
  transactions......................................     44,897     132,512    (1,197)     7,029
                                                      ---------   ---------   -------     ------
Net increase (decrease) in net assets...............    (26,244)    (79,011)   (2,324)     7,564

NET ASSETS:
  Beginning of the period...........................    134,113     213,124     7,564         --
                                                      ---------   ---------   -------     ------
  End of the period.................................  $ 107,869   $ 134,113   $ 5,240     $7,564
                                                      =========   =========   =======     ======

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                               SHORT-TERM SUBACCOUNT   TOTAL RETURN SUBACCOUNT
                                               ---------------------   ------------------------
                                                  2002        2001        2002          2001
                                               ----------   --------   -----------   ----------
OPERATIONS
  Net investment income (loss)...............  $   23,844   $ 15,651   $   418,816   $  165,825
  Net realized capital gains (losses) on
     investments.............................       2,361      2,370       218,803      134,968
  Net change in unrealized appreciation/
     depreciation of investments.............       1,962      2,152       341,624      (44,078)
                                               ----------   --------   -----------   ----------
Increase (decrease) in net assets from
  operations.................................      28,167     20,173       979,243      256,715

CONTRACT TRANSACTIONS
  Net contract purchase payments.............      17,731     66,968     6,618,471    2,400,288
  Transfer payments from (to) other
     subaccounts or general account..........     503,347    415,085     2,512,730    2,362,646
  Contract terminations, withdrawals, and
     other deductions........................     (29,487)    (8,310)     (284,659)    (122,772)
                                               ----------   --------   -----------   ----------
Increase (decrease) in net assets from
  contract transactions......................     491,591    473,743     8,846,542    4,640,162
                                               ----------   --------   -----------   ----------
Net increase (decrease) in net assets........     519,758    493,916     9,825,785    4,896,877

NET ASSETS:
  Beginning of the period....................     644,637    150,721     5,518,190      621,313
                                               ----------   --------   -----------   ----------
  End of the period..........................  $1,164,395   $644,637   $15,343,975   $5,518,190
                                               ==========   ========   ===========   ==========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                          STOCKSPLUS GROWTH AND     MID CAP VALUE
                                                            INCOME SUBACCOUNT        SUBACCOUNT
                                                          ----------------------   ---------------
                                                             2002        2001      2002    2001(1)
                                                          ----------   ---------   -----   -------
OPERATIONS
  Net investment income (loss)..........................  $  18,353    $  7,174    $ --     $  --
  Net realized capital gains (losses) on investments....    (48,968)     (2,374)     --        --
  Net change in unrealized appreciation/depreciation of
     investments........................................   (142,874)    (22,312)     --        --
                                                          ---------    --------    -----    -----
Increase (decrease) in net assets from operations.......   (173,489)    (17,512)     --        --

CONTRACT TRANSACTIONS
  Net contract purchase payments........................    403,363     151,533      --        --
  Transfer payments from (to) other subaccounts or
     general account....................................    390,211        (244)     --        --
  Contract terminations, withdrawals, and other
     deductions.........................................    (20,091)     (9,895)     --        --
                                                          ---------    --------    -----    -----
Increase (decrease) in net assets from contract
  transactions..........................................    773,483     141,394      --        --
                                                          ---------    --------    -----    -----
Net increase (decrease) in net assets...................    599,994     123,882      --        --

NET ASSETS:
  Beginning of the period...............................    186,819      62,937      --        --
                                                          ---------    --------    -----    -----
  End of the period.....................................  $ 786,813    $186,819    $ --     $  --
                                                          =========    ========    =====    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                 EMERGING          EMERGING
                                                              MARKETS EQUITY     MARKETS DEBT
                                                                SUBACCOUNT        SUBACCOUNT
                                                              ---------------   ---------------
                                                              2002    2001(1)   2002    2001(1)
                                                              -----   -------   -----   -------
OPERATIONS
  Net investment income (loss)..............................  $ --     $  --    $ --     $  --
  Net realized capital gains (losses) on investments........    --        --      --        --
  Net change in unrealized appreciation/depreciation of
     investments............................................    --        --      --        --
                                                              -----    -----    -----    -----
Increase (decrease) in net assets from operations...........    --        --      --        --

CONTRACT TRANSACTIONS
  Net contract purchase payments............................    --        --      --        --
  Transfer payments from (to) other subaccounts or general
     account................................................    --        --      --        --
  Contract terminations, withdrawals, and other
     deductions.............................................    --        --      --        --
                                                              -----    -----    -----    -----
Increase (decrease) in net assets from contract
  transactions..............................................    --        --      --        --
                                                              -----    -----    -----    -----
Net increase (decrease) in net assets.......................    --        --      --        --

NET ASSETS:
  Beginning of the period...................................    --        --      --        --
                                                              -----    -----    -----    -----
  End of the period.........................................  $ --     $  --    $ --     $  --
                                                              =====    =====    =====    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2002 AND 2001, EXCEPT AS NOTED

                                                                   ROYCE             ROYCE
                                                                 SMALL-CAP         MICRO-CAP
                                                                SUBACCOUNT        SUBACCOUNT
                                                              ---------------   ---------------
                                                              2002(1)   2001    2002(1)   2001
                                                              -------   -----   -------   -----
OPERATIONS
  Net investment income (loss)..............................   $  --    $ --     $  --    $  --
  Net realized capital gains (losses) on investments........      --      --        --       --
  Net change in unrealized appreciation/depreciation of
     investments............................................      --      --        --       --
                                                               -----    -----    -----    -----
Increase (decrease) in net assets from operations...........      --      --        --       --

CONTRACT TRANSACTIONS
  Net contract purchase payments............................      --      --        --       --
  Transfer payments from (to) other subaccounts or general
     account................................................      --      --        --       --
  Contract terminations, withdrawals, and other
     deductions.............................................      --      --        --       --
                                                               -----    -----    -----    -----
Increase (decrease) in net assets from contract
  transactions..............................................      --      --        --       --
                                                               -----    -----    -----    -----
Net increase (decrease) in net assets.......................      --      --        --       --

NET ASSETS:
  Beginning of the period...................................      --      --        --       --
                                                               -----    -----    -----    -----
  End of the period.........................................   $  --    $ --     $  --    $  --
                                                               =====    =====    =====    =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

     The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

SUBACCOUNT INVESTMENT BY FUND:

Vanguard Variable Insurance Fund

  Vanguard VIF Balanced Portfolio

  Vanguard VIF Diversified Value Portfolio

  Vanguard VIF Equity Income Portfolio

  Vanguard VIF Equity Index Portfolio

  Vanguard VIF Growth Portfolio

  Vanguard VIF Mid-Cap Index Portfolio

  Vanguard VIF REIT Index Portfolio

  Vanguard VIF Small Company Growth
     Portfolio

  Vanguard VIF International Portfolio

  Vanguard VIF Money Market Portfolio

  Vanguard VIF Total Bond Market Index
     Portfolio

  Vanguard VIF High Yield Bond Portfolio

  Vanguard VIF Short-Term Corporate
     Portfolio

  Vanguard VIF Total Stock Market Index
     Portfolio

  Vanguard VIF Capital Growth Portfolio

Deutsche Asset Management VIT Funds

  Scudder Small Cap Index Fund

  Scudder Equity 500 Index Fund

  Scudder EAFE(R) Equity Index Fund

Fidelity Variable Insurance Products Funds

  Growth Opportunities Portfolio

  Contrafund(R) Portfolio

  Growth Portfolio

  Balanced Portfolio

  High Income Portfolio

  Money Market Portfolio

T. Rowe Price Equity Series, Inc.

  T. Rowe Price Mid-Cap Growth Portfolio

  T. Rowe Price Equity Income Portfolio

  T. Rowe Price New America Growth
     Portfolio

  T. Rowe Price Blue Chip Growth
     Portfolio

T. Rowe Price International Series, Inc.

  T. Rowe Price International Stock
     Portfolio

Janus Aspen Series

  Growth Portfolio

  Capital Appreciation Portfolio

  Worldwide Growth Portfolio

  Flexible Income Portfolio

  Aggressive Growth Portfolio

  International Growth Portfolio

INVESCO Variable Investment Funds, Inc.

  INVESCO VIF -- Dynamics Fund

  INVESCO VIF -- Health Sciences Fund

  INVESCO VIF -- Technology Fund

  INVESCO VIF -- Small Company
     Growth Fund

  INVESCO VIF -- Growth Fund

  INVESCO VIF -- Telecommunications
     Fund

  INVESCO VIF -- Financial Services
     Fund

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

PIMCO Variable Insurance Trust

  Short-Term Portfolio (Institutional Class)

  Total Return Portfolio (Institutional
     Class)

  StocksPLUS Growth and Income
     Portfolio (Institutional Class)
The Universal Institutional Funds, Inc.

  Mid Cap Value Portfolio

  Emerging Markets Equity Portfolio

  Emerging Markets Debt Portfolio
Royce Capital Fund

  Royce Small-Cap Portfolio

  Royce Micro-Cap Portfolio

     The following Portfolio name changes were made effective during the fiscal year ended December 31, 2002:

PORTFOLIO                                                     FORMERLY
---------                                                     --------
Vanguard VIF Total Bond Market Index Portfolio...  Vanguard VIF High-Grade Bond
                                                   INVESCO VIF -- Blue Chip
INVESCO VIF -- Growth Fund.......................  Growth

     Each period reported on reflects a full twelve month period expect as follows:

SUBACCOUNT                                                     INCEPTION DATE
----------                                                     --------------
Vanguard VIF Total Stock Market Index.......................  December 5, 2002
Vanguard VIF Capital Growth.................................  December 5, 2002
Vanguard VIF Total Bond Market Index........................  July 7, 2002
Royce Small-Cap.............................................  May 1, 2002
Royce Micro-Cap.............................................  May 1, 2002
Vanguard VIF REIT Index.....................................  January 22, 2002
Vanguard VIF Balanced.......................................  August 31, 2001
Vanguard VIF Diversified Value..............................  August 31, 2001
Vanguard VIF Equity Income..................................  August 31, 2001
Vanguard VIF Equity Index...................................  August 31, 2001
Vanguard VIF Growth.........................................  August 31, 2001
Vanguard VIF Mid-Cap Index..................................  August 31, 2001
Vanguard VIF Small Company Growth...........................  August 31, 2001
Vanguard VIF International..................................  August 31, 2001
Vanguard VIF Money Market...................................  August 31, 2001
Vanguard VIF High Yield Bond................................  August 31, 2001
Vanguard VIF Short-Term Corporate...........................  August 31, 2001
T. Rowe Price Blue Chip Growth..............................  January 8, 2001
International Growth........................................  January 8, 2001
Balanced....................................................  January 1, 2001
T. Rowe Price Mid-Cap Growth................................  January 1, 2001
T. Rowe Price New America Growth............................  January 1, 2001
T. Rowe Price International Stock...........................  January 1, 2001
Flexible Income.............................................  January 1, 2001
Aggressive Growth...........................................  January 1, 2001
INVESCO VIF -- Financial Services...........................  January 1, 2001

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

SUBACCOUNT                                                     INCEPTION DATE
----------                                                     --------------
Mid Cap Value...............................................  January 1, 2001
Emerging Markets Equity.....................................  January 1, 2001
Emerging Markets Debt.......................................  January 1, 2001

  INVESTMENTS

     Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2002.

     Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

  DIVIDEND INCOME

     Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

2.  INVESTMENTS

     The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2002 were as follows:

                                                               PURCHASES      SALES
                                                              -----------   ----------
Vanguard Variable Insurance Fund
  Vanguard VIF Balanced Portfolio...........................  $ 1,295,314   $  406,733
  Vanguard VIF Diversified Value Portfolio..................       59,584       16,237
  Vanguard VIF Equity Income Portfolio......................      185,252       16,934
  Vanguard VIF Equity Index Portfolio.......................    4,069,137      374,168
  Vanguard VIF Growth Portfolio.............................      128,869       26,483
  Vanguard VIF Mid-Cap Index Portfolio......................      579,297      179,720
  Vanguard VIF REIT Index Portfolio.........................      101,332       10,221
  Vanguard VIF Small Company Growth Portfolio...............    1,225,174      154,810
  Vanguard VIF International Portfolio......................      270,410       44,558
  Vanguard VIF Money Market Portfolio.......................    7,329,427    2,229,904
  Vanguard VIF Total Bond Market Index Portfolio............    1,048,759      168,305
  Vanguard VIF High Yield Bond Portfolio....................      124,768       51,927
  Vanguard VIF Short-Term Corporate Portfolio...............       54,940        4,232
  Vanguard VIF Total Stock Market Index Portfolio...........            0            0
  Vanguard VIF Capital Growth Portfolio.....................            0            0
Deutsche Asset Management VIT Funds
  Scudder Small Cap Index Fund..............................       63,245       64,747
  Scudder Equity 500 Index Fund.............................    4,141,385      961,864
  Scudder EAFE(R) Equity Index Fund.........................          112        1,789

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                               PURCHASES      SALES
                                                              -----------   ----------
Fidelity Variable Insurance Products Funds
  Growth Opportunities Portfolio............................            0            0
  Contrafund(R) Portfolio...................................      917,005      163,268
  Growth Portfolio..........................................      678,509      355,358
  Balanced Portfolio........................................       97,261        2,550
  High Income Portfolio.....................................      110,506      212,105
  Money Market Portfolio....................................    7,863,034    4,679,902
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Mid-Cap Growth Portfolio....................    1,757,372      268,319
  T. Rowe Price Equity Income Portfolio.....................    6,140,868    1,003,043
  T. Rowe Price New America Growth Portfolio................            0            0
  T. Rowe Price Blue Chip Growth Portfolio..................      957,297      371,664
T. Rowe Price International Series, Inc.
  T. Rowe Price International Stock Portfolio...............       37,534       95,354
Janus Aspen Series
  Growth Portfolio..........................................      678,509      355,358
  Capital Appreciation Portfolio............................    1,632,461      812,578
  Worldwide Growth Portfolio................................    2,042,887    1,103,828
  Flexible Income Portfolio.................................            0            0
  Aggressive Growth Portfolio...............................      439,672      249,942
  International Growth Portfolio............................      127,390        5,998
INVESCO Variable Investment Funds, Inc.
  INVESCO VIF -- Dynamics Fund..............................      679,690      445,374
  INVESCO VIF -- Health Sciences Fund.......................       13,357       27,686
  INVESCO VIF -- Technology Fund............................      155,861       53,536
  INVESCO VIF -- Small Company Growth Fund..................      779,446      286,111
  INVESCO VIF -- Growth Fund................................    1,107,887      447,430
  INVESCO VIF -- Telecommunications Fund....................      232,468      187,976
  INVESCO VIF -- Financial Services Fund....................          225        1,413
PIMCO Variable Insurance Trust
  Short-Term Portfolio (Institutional Class)................      646,214      129,188
  Total Return Portfolio (Institutional Class)..............   11,650,270    2,202,973
  StocksPLUS Growth and Income Portfolio (Institutional
     Class).................................................      867,244       75,501
The Universal Institutional Funds, Inc.
  Mid Cap Value Portfolio...................................            0            0
  Emerging Markets Equity Portfolio.........................            0            0
  Emerging Markets Debt Portfolio...........................            0            0
Royce Capital Fund
  Royce Small-Cap Portfolio.................................            0            0
  Royce Micro-Cap Portfolio.................................            0            0

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3.  ACCUMULATION UNITS OUTSTANDING

     A summary of changes in accumulation units outstanding follows:

                                        VANGUARD VIF
                        VANGUARD VIF     DIVERSIFIED    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                          BALANCED          VALUE       EQUITY INCOME   EQUITY INDEX       GROWTH
                        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                        -------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2001.....           0              0                0                0             0
  Units purchased.....           0              0                0                0             0
  Units redeemed and
     transferred......           0              0                0                0             0
                           -------         ------          -------        ---------        ------
Units outstanding at
  December 31, 2001...           0              0                0                0             0
  Units purchased.....     831,943         45,050          168,020        3,658,401        99,646
  Units redeemed and
     transferred......           0              0                0                0             0
                           -------         ------          -------        ---------        ------
Units outstanding at
  December 31, 2002...     831,943         45,050          168,020        3,658,401        99,646
                           =======         ======          =======        =========        ======

                        VANGUARD VIF                    VANGUARD VIF
                           MID-CAP      VANGUARD VIF    SMALL COMPANY   VANGUARD VIF    VANGUARD VIF
                            INDEX        REIT INDEX        GROWTH       INTERNATIONAL   MONEY MARKET
                        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                        -------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2001.....           0              0                 0              0                0
  Units purchased.....           0              0           211,638              0        1,007,005
  Units redeemed and
     transferred......           0              0                 0              0                0
                           -------         ------         ---------        -------       ----------
Units outstanding at
  December 31, 2001...           0              0           211,638              0        1,007,005
  Units purchased.....     372,853         81,471         1,231,552        215,236        5,970,187
  Units redeemed and
     transferred......           0              0          (211,638)             0       (1,007,005)
                           -------         ------         ---------        -------       ----------
Units outstanding at
  December 31, 2002...     372,853         81,471         1,231,552        215,236        5,970,187
                           =======         ======         =========        =======       ==========

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                        VANGUARD VIF    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                         TOTAL BOND      HIGH YIELD      SHORT-TERM      TOTAL STOCK       CAPITAL
                        MARKET INDEX        BOND          CORPORATE     MARKET INDEX       GROWTH
                        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                        -------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2001.....            0             0               0             0               0
  Units purchased.....      171,027             0               0             0               0
  Units redeemed and
     transferred......            0             0               0             0               0
                          ---------        ------          ------             --              --
Units outstanding at
  December 31, 2001...      171,027             0               0             0               0
  Units purchased.....    1,005,981        66,958          48,910             0               0
  Units redeemed and
     transferred......     (171,027)            0               0             0               0
                          ---------        ------          ------             --              --
Units outstanding at
  December 31, 2002...    1,005,981        66,958          48,910             0               0
                          =========        ======          ======             ==              ==

                                                              SCUDDER
                         SCUDDER SMALL   SCUDDER EQUITY   EAFE(R) EQUITY       GROWTH
                           CAP INDEX       500 INDEX           INDEX        OPPORTUNITIES   CONTRAFUND(R)
                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                         -------------   --------------   ---------------   -------------   -------------
Units outstanding at
  January 1, 2001......     157,228         1,235,488          26,502             0              84,220
  Units purchased......      58,312         3,144,217             (65)            0             164,327
  Units redeemed and
     transferred.......     (42,656)        1,745,249          (9,457)            0              39,689
                           --------        ----------         -------             --          ---------
Units outstanding at
  December 31, 2001....     172,884         6,124,954          16,980             0             288,236
  Units purchased......     168,572        10,210,329          13,655             0           1,191,538
  Units redeemed and
     transferred.......    (172,884)       (6,124,954)        (16,980)            0            (288,236)
                           --------        ----------         -------             --          ---------
Units outstanding at
  December 31, 2002....     168,572        10,210,329          13,655             0           1,191,538
                           ========        ==========         =======             ==          =========

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                      T. ROWE PRICE
                                                                                         MID-CAP
                              GROWTH       BALANCED      HIGH INCOME   MONEY MARKET      GROWTH
                            SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(1)
                            ----------   -------------   -----------   ------------   -------------
Units outstanding at
  January 1, 2001.........    466,561            0        1,293,843        287,895              0
  Units purchased.........    784,108            0          194,140      3,969,845      1,772,533
  Units redeemed and
     transferred..........   (324,942)           0           84,573        785,506       (424,287)
                            ---------       ------       ----------     ----------     ----------
Units outstanding at
  December 31, 2001.......    925,727            0        1,572,556      5,043,246      1,348,246
  Units purchased.........  1,489,490       98,862        1,259,407      7,786,839      2,871,555
  Units redeemed and
     transferred..........   (925,727)           0       (1,572,556)    (5,043,246)    (1,348,246)
                            ---------       ------       ----------     ----------     ----------
Units outstanding at
  December 31, 2002.......  1,489,490       98,862        1,259,407      7,786,839      2,871,555
                            =========       ======       ==========     ==========     ==========

                           T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
                              EQUITY        NEW AMERICA      BLUE CHIP     INTERNATIONAL
                              INCOME          GROWTH          GROWTH           STOCK         GROWTH
                            SUBACCOUNT     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT
                           -------------   -------------   -------------   -------------   ----------
Units outstanding at
  January 1, 2001........      157,437           0                   0        132,435         37,024
  Units purchased........    1,400,219           0           2,643,574         90,029        143,041
  Units redeemed and
     transferred.........      165,703           0            (142,464)        19,505         11,008
                            ----------           --         ----------       --------      ---------
Units outstanding at
  December 31, 2001......    1,723,359           0           2,501,110        241,969        191,073
  Units purchased........    6,109,538           0           3,282,286        142,771        632,898
  Units redeemed and
     transferred.........   (1,723,359)          0          (2,501,110)      (241,969)       665,519
                            ----------           --         ----------       --------      ---------
Units outstanding at
  December 31, 2002......    6,109,538           0           3,282,286        142,771      1,489,490
                            ==========           ==         ==========       ========      =========

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                             CAPITAL      WORLDWIDE      FLEXIBLE       AGGRESSIVE     INTERNATIONAL
                           APPRECIATION     GROWTH        INCOME          GROWTH          GROWTH
                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                           ------------   ----------   -------------   -------------   -------------
Units outstanding at
  January 1, 2001........      965,215       938,276         0                   0              0
  Units purchased........    2,556,622     2,927,033         0           1,273,878         22,952
  Units redeemed and
     transferred.........       15,852      (205,395)        0              30,832            299
                            ----------    ----------         --         ----------        -------
Units outstanding at
  December 31, 2001......    3,537,689     3,659,914         0           1,304,710         23,251
  Units purchased........    4,833,893     5,211,240         0           1,737,005        211,463
  Units redeemed and
     transferred.........   (3,537,689)   (3,659,914)        0          (1,304,710)       (23,251)
                            ----------    ----------         --         ----------        -------
Units outstanding at
  December 31, 2002......    4,833,893     5,211,240         0           1,737,005        211,463
                            ==========    ==========         ==         ==========        =======

                                                                           INVESCO VIF --
                       INVESCO VIF --   INVESCO VIF --    INVESCO VIF --   SMALL COMPANY    INVESCO VIF --
                          DYNAMICS      HEALTH SCIENCES     TECHNOLOGY         GROWTH           GROWTH
                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                       --------------   ---------------   --------------   --------------   --------------
Units outstanding at
  January 1, 2001....       410,101          31,273           119,004           339,893          451,070
  Units purchased....       721,902          11,101           163,861         1,997,202        3,354,889
  Units redeemed and
     transferred.....       (41,507)          5,845           (11,504)         (307,322)          40,356
                         ----------         -------          --------        ----------       ----------
Units outstanding at
  December 31, 2001..     1,090,496          48,219           271,361         2,029,773        3,846,315
  Units purchased....     1,463,501          30,118           611,151         2,872,649        5,925,395
  Units redeemed and
     transferred.....    (1,090,496)        (48,219)         (271,361)       (2,029,773)      (3,846,315)
                         ----------         -------          --------        ----------       ----------
Units outstanding at
  December 31, 2002..     1,463,501          30,118           611,151         2,872,649        5,925,395
                         ==========         =======          ========        ==========       ==========

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                      STOCKSPLUS
                               INVESCO VIF --       INVESCO VIF --                                    GROWTH AND
                             TELECOMMUNICATIONS   FINANCIAL SERVICES    SHORT-TERM     TOTAL RETURN     INCOME
                                 SUBACCOUNT         SUBACCOUNT(1)       SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                             ------------------   ------------------   -------------   ------------   ----------
Units outstanding at
  January 1, 2001..........        280,058                   0             144,027         569,142       68,343
  Units purchased..........        226,122                 (24)             65,084       2,081,930      166,137
  Units redeemed and
     transferred...........       (123,015)              6,308             368,707       2,005,546       (5,817)
                                  --------              ------           ---------      ----------    ---------
Units outstanding at
  December 31, 2001........        383,165               6,284             577,818       4,656,618      228,663
  Units purchased..........        626,475               5,115           1,011,544      11,851,933    1,205,003
  Units redeemed and
     transferred...........       (383,165)             (6,284)           (577,818)     (4,656,618)    (228,663)
                                  --------              ------           ---------      ----------    ---------
Units outstanding at
  December 31, 2002........        626,475               5,115           1,011,544      11,851,933    1,205,003
                                  ========              ======           =========      ==========    =========

                                          EMERGING
                           MID CAP         MARKETS        EMERGING          ROYCE           ROYCE
                            VALUE          EQUITY       MARKETS DEBT      SMALL-CAP       MICRO-CAP
                        SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                        -------------   -------------   -------------   -------------   -------------
Units outstanding at
  January 1, 2001.....        0               0               0               0               0
  Units purchased.....        0               0               0               0               0
  Units redeemed and
     transferred......        0               0               0               0               0
                              --              --              --              --              --
Units outstanding at
  December 31, 2001...        0               0               0               0               0
  Units purchased.....        0               0               0               0               0
  Units redeemed and
     transferred......        0               0               0               0               0
                              --              --              --              --              --
Units outstanding at
  December 31, 2002...        0               0               0               0               0
                              ==              ==              ==              ==              ==

4.  FINANCIAL HIGHLIGHTS

     Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                                                   INVESTMENT
                                                         UNIT FAIR                   INCOME     EXPENSE     TOTAL
SUBACCOUNT                    YEAR ENDED      UNITS        VALUE     NET ASSETS      RATIO*     RATIO**   RETURN***
----------                    ----------    ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Balanced.......  12/31/2002       831,943      0.98     $   818,912      2.37%      0.60%      (6.73)%
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Diversified
  Value.....................  12/31/2002        45,050      0.87          39,374      1.43       0.60      (14.24)
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Equity
  Income....................  12/31/2002       168,020      0.88         147,047      2.67       0.60      (13.77)
                              12/31/2001(1)         --        --              --        --         --          --

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                   INVESTMENT
                                                         UNIT FAIR                   INCOME     EXPENSE     TOTAL
SUBACCOUNT                    YEAR ENDED      UNITS        VALUE     NET ASSETS      RATIO*     RATIO**   RETURN***
----------                    ----------    ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Equity Index...  12/31/2002     3,658,401      0.84     $ 3,068,055      0.43%      0.60%     (22.11)%
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Growth.........  12/31/2002        99,646      0.73          72,454      0.43       0.60      (35.89)
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Mid-Cap Index..  12/31/2002       372,853      0.98         364,845      0.38       0.60      (14.65)
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF REIT Index.....  12/31/2002(1)     81,471      1.10          89,282      2.81       0.60        3.53
                              12/31/2001            --        --              --        --         --          --
Vanguard VIF Small Company
  Growth....................  12/31/2002     1,231,552      0.90       1,110,730      0.56       0.60      (24.03)
                              12/31/2001(1)    211,638      1.19         251,243      0.00       0.60       18.71
Vanguard VIF
  International.............  12/31/2002       215,236      0.91         196,353      1.54       0.60      (17.25)
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Money Market...  12/31/2002     5,970,187      1.02       6,113,406      1.66       0.60        1.73
                              12/31/2001(1)  1,007,005      1.01       1,013,661      0.02       0.60        0.66
Vanguard VIF Total Bond
  Market Index..............  12/31/2002(1)  1,005,981      1.07       1,080,975      3.43       0.60        8.31
                              12/31/2001       171,027      0.99         169,674      0.00       0.60       (0.79)
Vanguard VIF High Yield
  Bond......................  12/31/2002        66,958      1.06          70,964      6.55       0.60        1.54
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Short-Term
  Corporate.................  12/31/2002        48,910      1.06          51,815      3.08       0.60        6.25
                              12/31/2001(1)         --        --              --        --         --          --
Vanguard VIF Total Stock
  Market Index..............  12/31/2002(1)         --        --              --        --         --          --
                              12/31/2001            --        --              --        --         --          --
Vanguard VIF Capital
  Growth....................  12/31/2002            --        --              --        --         --          --
                               2/31/2001(1)         --        --              --        --         --          --
Scudder Small Cap Index.....  12/31/2002       168,572      0.80         134,602      0.70       0.60      (20.58)
                              12/31/2001       172,884      1.01         173,824      0.54       0.60        2.07
Scudder Equity 500 Index....  12/31/2002    10,210,329      0.63       6,454,265      1.19       0.60      (22.31)
                              12/31/2001     6,124,954      0.81       4,983,881      1.20       0.60      (12.18)
Scudder EAFE(R) Equity
  Index.....................  12/31/2002        13,655      0.51           6,924      1.21       0.60      (21.60)
                              12/31/2001        16,980      0.65          10,981      0.00       0.60      (24.69)
Growth Opportunities........  12/31/2002            --        --              --        --         --          --
                              12/31/2001            --        --              --        --         --          --
Contrafund(R)...............  12/31/2002     1,191,538      0.76         908,491      0.39       0.60       (9.35)
                              12/31/2001       288,236      0.84         242,430      0.52       0.60      (12.24)
Growth......................  12/31/2002     1,489,490      0.52         776,352      0.18       0.60      (30.11)
                              12/31/2001       925,727      0.75         690,333      0.07       0.60      (17.65)
Balanced....................  12/31/2002        98,862      0.88          86,736      2.39       0.60       (8.72)
                              12/31/2001(1)         --        --              --        --         --          --

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                   INVESTMENT
                                                         UNIT FAIR                   INCOME     EXPENSE     TOTAL
SUBACCOUNT                    YEAR ENDED      UNITS        VALUE     NET ASSETS      RATIO*     RATIO**   RETURN***
----------                    ----------    ----------   ---------   -----------   ----------   -------   ---------
High Income.................  12/31/2002     1,259,407      0.72     $   901,884     11.10%      0.60%       3.44%
                              12/31/2001     1,572,556      0.69       1,088,633     12.96       0.60      (11.73)
Money Market................  12/31/2002     7,786,839      1.13       8,765,964      0.00       0.60        1.69
                              12/31/2001     5,043,246      1.11       5,582,883      3.16       0.60        4.19
T. Rowe Price Mid-Cap
  Growth....................  12/31/2002     2,871,555      0.85       2,444,472      1.67       0.60      (21.25)
                              12/31/2001(1)  1,348,246      1.08       1,457,398      0.00       0.60       (0.92)
T. Rowe Price Equity
  Income....................  12/31/2002     6,109,538      1.01       6,157,314      1.88       0.60      (13.12)
                              12/31/2001     1,723,359      1.16       1,999,171      1.56       0.60        1.47
T. Rowe Price New America
  Growth....................  12/31/2002            --        --              --        --         --          --
                              12/31/2001(1)         --        --              --        --         --          --
T. Rowe Price Blue Chip
  Growth....................  12/31/2002     3,282,286      0.66       2,165,370      0.15       0.60      (23.93)
                              12/31/2001(1)  2,501,110      0.87       2,169,002      0.15       0.60      (13.28)
T. Rowe Price International
  Stock.....................  12/31/2002       142,771      0.53          76,360      0.83       0.60      (18.29)
                              12/31/2001(1)    241,969      0.65         158,387      2.45       0.60      (22.21)
Growth......................  12/31/2002     1,489,490      0.52         776,352      0.18       0.60      (30.11)
                              12/31/2001       925,727      0.75         690,333      0.07       0.60      (17.65)
Capital Appreciation........  12/31/2002     4,833,893      0.56       2,706,149      0.60       0.60      (15.67)
                              12/31/2001     3,537,689      0.66       2,348,509      1.49       0.60      (21.67)
Worldwide Growth............  12/31/2002     5,211,240      0.50       2,626,897      1.01       0.60      (25.50)
                              12/31/2001     3,659,914      0.68       2,476,400      0.62       0.60      (22.44)
Flexible Income.............  12/31/2002            --        --              --        --         --          --
                              12/31/2001(1)         --        --              --        --         --          --
Aggressive Growth...........  12/31/2002     1,737,005      0.42         721,378      0.00       0.60      (27.94)
                              12/31/2001(1)  1,304,710      0.58         751,903      0.00       0.60      (42.37)
International Growth........  12/31/2002       211,463      0.55         116,504      1.27       0.60      (25.58)
                              12/31/2001(1)     23,251      0.74          17,213      1.42       0.60      (25.97)
INVESCO VIF -- Dynamics.....  12/31/2002     1,463,501      0.46         677,759      0.00       0.60      (31.90)
                              12/31/2001     1,090,496      0.68         741,568      0.00       0.60      (31.14)
INVESCO VIF -- Health
  Sciences..................  12/31/2002        30,118      0.83          25,118      0.00       0.60      (24.45)
                              12/31/2001        48,219      1.10          53,229      0.37       0.60      (12.59)
INVESCO VIF -- Technology...  12/31/2002       611,151      0.23         140,501      0.00       0.60      (46.84)
                              12/31/2001       271,361      0.43         117,362      0.00       0.60      (45.82)
INVESCO VIF -- Small Company
  Growth....................  12/31/2002     2,872,649      0.51       1,450,921      0.00       0.60      (31.11)
                              12/31/2001     2,029,773      0.73       1,488,268      0.00       0.60      (18.54)
INVESCO VIF -- Growth.......  12/31/2002     5,925,395      0.27       1,571,581      0.00       0.60      (38.94)
                              12/31/2001     3,846,315      0.43       1,670,697      0.00       0.60      (44.27)
INVESCO
 VIF -- Telecommunications..  12/31/2002       626,475      0.17         107,869      0.00       0.60      (50.81)
                              12/31/2001       383,165      0.35         134,113      0.00       0.60      (54.01)

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                   INVESTMENT
                                                         UNIT FAIR                   INCOME     EXPENSE     TOTAL
SUBACCOUNT                    YEAR ENDED      UNITS        VALUE     NET ASSETS      RATIO*     RATIO**   RETURN***
----------                    ----------    ----------   ---------   -----------   ----------   -------   ---------
INVESCO VIF -- Financial
  Services..................  12/31/2002         5,115      1.02     $     5,240      0.50%      0.60%     (14.90)%
                              12/31/2001(1)      6,284      1.20           7,564      0.43       0.60       (9.88)
Short-Term..................  12/31/2002     1,011,544      1.15       1,164,395      2.97       0.60        3.18
                              12/31/2001       577,818      1.12         644,637      4.98       0.60        6.61
Total Return................  12/31/2002    11,851,933      1.29      15,343,975      4.21       0.60        9.25
                              12/31/2001     4,656,618      1.19       5,518,190      4.84       0.60        8.55
StocksPLUS Growth and
  Income....................  12/31/2002     1,205,003      0.65         786,813      3.07       0.60      (20.08)
                              12/31/2001       228,663      0.82         186,819      5.14       0.60      (11.28)
Mid Cap Value...............  12/31/2002            --        --              --        --         --          --
                              12/31/2001(1)         --        --              --        --         --          --
Emerging Markets Equity.....  12/31/2002            --        --              --        --         --          --
                              12/31/2001(1)         --        --              --        --         --          --
Emerging Markets Debt.......  12/31/2002            --        --              --        --         --          --
                              12/31/2001(1)         --        --              --        --         --          --
Royce Small-Cap.............  12/31/2002(1)         --        --              --        --         --          --
                              12/31/2001            --        --              --        --         --          --
Royce Micro-Cap.............  12/31/2002(1)         --        --              --        --         --          --
                              12/31/2001            --        --              --        --         --          --

---------------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the Mutual Fund
    Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5.  ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

     On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .35% of the cash value in the Subaccounts in all policy years. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts 1% of the amount of any decrease

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

in excess premium received in policy years 2-7 from the excess premium received in the first policy year. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4.00 (current, $10 maximum) in subsequent years.

6.  INCOME TAXES

     Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7.  DIVIDEND DISTRIBUTIONS

     Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

                    FINANCIAL STATEMENTS -- STATUTORY BASIS

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                    CONTENTS


Report of Independent Auditors..............................  F-67
Audited Financial Statements
Balance Sheets -- Statutory Basis...........................  F-68
Statements of Operations -- Statutory Basis.................  F-69
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................  F-70
Statements of Cash Flow -- Statutory Basis..................  F-71
Notes to Financial Statements -- Statutory Basis............  F-72
Statutory-Basis Financial Statement Schedules
Summary of Investments -- Other Than Investments in Related
  Parties...................................................  F-88
Supplementary Insurance Information.........................  F-89
Reinsurance.................................................  F-90

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2002. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

     As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

     As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 14, 2003

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS

                                                                       DECEMBER 31
                                                              -----------------------------
                                                                  2002            2001
                                                              -------------   -------------
                                                              (DOLLARS IN THOUSANDS, EXCEPT
                                                                   PER SHARE AMOUNTS)
                                      ADMITTED ASSETS
Cash and invested assets:
  Bonds.....................................................   $  312,147      $   78,489
  Common stocks:
     Affiliated entities (cost: 2002 and 2001 -- $543)......       16,649           5,903
     Other (cost: 2002 and 2001 -- $302)....................          302             472
  Mortgage loans on real estate.............................       10,884          13,821
  Home office properties....................................       42,654          43,520
  Cash and short-term investments...........................      405,560         141,080
  Policy loans..............................................      275,938         285,178
  Other invested assets.....................................       18,881          19,558
                                                               ----------      ----------
Total cash and invested assets..............................    1,083,015         588,021
Net deferred income taxes...................................       22,784           8,444
Premiums deferred and uncollected...........................        3,844           1,237
Receivable from parent, subsidiaries and affiliates.........        1,494              --
Accrued investment income...................................        3,586           1,463
Cash surrender value of life insurance policies.............       52,984          52,254
Other admitted assets.......................................        5,585           7,563
Separate account assets.....................................    6,501,089       8,093,342
                                                               ----------      ----------
Total admitted assets.......................................   $7,674,381      $8,752,324
                                                               ==========      ==========

                            LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life...................................................   $  417,994      $  399,187
     Annuity................................................      728,193         336,587
  Life policy and contract claim reserves...................       12,974          14,358
  Liability for deposit-type contracts......................       12,724          15,754
  Other policyholders' funds................................           56              60
  Remittances and items not allocated.......................       41,612          14,493
  Reinsurance in unauthorized companies.....................        1,133              --
  Federal and foreign income taxes payable..................       29,649          26,150
  Transfers to separate account due or accrued..............     (393,754)       (493,930)
  Asset valuation reserve...................................        9,604           4,299
  Interest maintenance reserve..............................        3,459           4,861
  Funds held under coinsurance and other reinsurance
     treaties...............................................       34,726          40,227
  Payable to affiliate......................................           --             645
  Other liabilities.........................................       62,559          52,004
  Separate account liabilities..............................    6,497,146       8,089,904
                                                               ----------      ----------
Total liabilities...........................................    7,458,075       8,504,599
Capital and surplus:
  Common stock, $1.00 par value, 3,000,000 shares authorized
     and 2,500,000 shares issued and outstanding............        2,500           2,500
  Paid-in surplus...........................................      150,107         150,107
  Unassigned surplus........................................       63,699          95,118
                                                               ----------      ----------
Total capital and surplus...................................      216,306         247,725
                                                               ----------      ----------
Total liabilities and capital and surplus...................   $7,674,381      $8,752,324
                                                               ==========      ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2002         2001         2000
                                                           ----------   ----------   ----------
                                                                  (DOLLARS IN THOUSANDS)
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life................................................  $  611,194   $  653,398   $  741,937
     Annuity.............................................   1,131,849      625,117    1,554,430
  Net investment income..................................      48,498       44,424       47,867
  Amortization of interest maintenance reserve...........       1,080        1,440        1,656
  Commissions and expense allowances on reinsurance
     ceded...............................................      10,427      (10,789)       1,648
  Reserve adjustments on reinsurance ceded...............      51,453       11,846       55,535
  Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts............................................      89,854      108,673      149,086
  Other income...........................................       5,698        4,540        2,996
                                                           ----------   ----------   ----------
                                                            1,950,053    1,438,649    2,555,155
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health........................      60,473       56,155       58,813
     Surrender benefits..................................     816,174      800,264      888,060
     Other benefits......................................      40,010       57,032       47,855
     Increase (decrease) in aggregate reserves for
       policies and contracts:
       Life..............................................      18,807       10,100       98,557
       Annuity...........................................     384,817       48,217       (9,665)
       Other.............................................          --           --           67
                                                           ----------   ----------   ----------
                                                            1,320,281      971,768    1,083,687
  Insurance expenses:
     Commissions.........................................     167,582      176,023      316,337
     General insurance expenses..........................     111,330      110,808      120,798
     Taxes, licenses and fees............................      20,571       18,714       23,193
     Net transfers to separate accounts..................     344,773      216,797    1,068,213
     Other expenses......................................         507          523           --
                                                           ----------   ----------   ----------
                                                              644,763      522,865    1,528,541
                                                           ----------   ----------   ----------
Total benefits and expenses..............................   1,965,044    1,494,633    2,612,228
                                                           ----------   ----------   ----------
Loss from operations before dividends to policyholders,
  federal income tax expense (benefit) and net realized
  capital gains (losses) on investments..................     (14,991)     (55,984)     (57,073)
Dividends to policyholders...............................          33           33           36
                                                           ----------   ----------   ----------
Loss from operations before federal income tax expense
  (benefit) and net realized capital gains (losses) on
  investments............................................     (15,024)     (56,017)     (57,109)
Federal income tax expense (benefit).....................      (2,141)       3,500      (17,470)
                                                           ----------   ----------   ----------
Loss from operations before net realized capital gains
  (losses) on investments................................     (12,883)     (59,517)     (39,639)
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts transferred
  to interest maintenance reserve).......................      (1,387)         100         (856)
                                                           ----------   ----------   ----------
Net loss.................................................  $  (14,270)  $  (59,417)  $  (40,495)
                                                           ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                         TOTAL
                                                     COMMON   PAID-IN    UNASSIGNED   CAPITAL AND
                                                     STOCK    SURPLUS     SURPLUS       SURPLUS
                                                     ------   --------   ----------   -----------
                                                                (DOLLARS IN THOUSANDS)
Balance at January 1, 2000.........................  $2,500   $120,107    $ 62,309     $184,916
  Net loss.........................................     --          --     (40,495)     (40,495)
  Change in net unrealized capital gains and
     losses........................................     --          --       1,571        1,571
  Change in non-admitted assets....................     --          --      (1,359)      (1,359)
  Change in asset valuation reserve................     --          --        (917)        (917)
  Change in surplus in separate accounts...........     --          --        (314)        (314)
  Settlement of prior period tax returns...........     --          --          30           30
  Tax benefits on stock options exercised..........     --          --       2,712        2,712
                                                     ------   --------    --------     --------
Balance at December 31, 2000.......................  2,500     120,107      23,537      146,144
  Net loss.........................................     --          --     (59,417)     (59,417)
  Capital contribution.............................     --      30,000          --       30,000
  Cumulative effect of change in accounting
     principles....................................     --          --      12,312       12,312
  Change in reserve on account of change in
     valuation basis...............................     --          --      11,609       11,609
  Change in net deferred income tax asset..........     --          --     (11,733)     (11,733)
  Surplus effect of reinsurance transaction........     --          --      11,851       11,851
  Change in net unrealized capital gains and
     losses........................................     --          --      (1,281)      (1,281)
  Change in non-admitted assets....................     --          --       9,076        9,076
  Change in asset valuation reserve................     --          --         427          427
  Change in surplus in separate accounts...........     --          --      97,374       97,374
  Tax benefits on stock options exercised..........     --          --       1,363        1,363
                                                     ------   --------    --------     --------
Balance at December 31, 2001.......................  2,500     150,107      95,118      247,725
  Net loss.........................................     --          --     (14,270)     (14,270)
  Change in net unrealized capital gains and
     losses........................................     --          --       7,352        7,352
  Change in non-admitted assets....................     --          --     (14,715)     (14,715)
  Change in asset valuation reserve................     --          --      (5,305)      (5,305)
  Change in liability for reinsurance in
     unauthorized companies........................     --          --      (1,133)      (1,133)
  Cumulative effect of change in accounting
     principles....................................     --          --      (6,789)      (6,789)
  Change in surplus in separate accounts...........     --          --      (1,072)      (1,072)
  Change in net deferred income tax asset..........     --          --      29,670       29,670
  Dividend to stockholder..........................     --          --     (24,000)     (24,000)
  Tax benefits on stock options exercised..........     --          --          28           28
  Surplus effect of reinsurance transaction........     --          --      (1,185)      (1,185)
                                                     ------   --------    --------     --------
Balance at December 31, 2002.......................  $2,500   $150,107    $ 63,699     $216,306
                                                     ======   ========    ========     ========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                                                                     YEAR ENDED DECEMBER 31
                                                              ------------------------------------
                                                                 2002         2001         2000
                                                              ----------   ----------   ----------
                                                                     (DOLLARS IN THOUSANDS)
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance.......  $1,740,602   $1,277,856   $2,294,042
Allowances and reserve adjustments on reinsurance ceded.....      62,205       12,908       57,183
Investment income received..................................      47,685       45,355       51,583
Other income received.......................................       5,701        4,550        4,429
Life and accident and health claims paid....................     (61,728)     (55,303)     (55,030)
Surrender benefits and other fund withdrawals paid..........    (816,240)    (800,321)    (888,060)
Annuity and other benefits paid to policyholders............     (39,622)     (56,598)     (42,060)
Commissions, other expenses and taxes paid..................    (292,451)    (312,557)    (456,568)
Net transfers to separate accounts..........................    (156,123)     (27,317)    (935,755)
Dividends paid to policyholders.............................         (34)         (33)         (35)
Federal income taxes received (paid)........................       5,668       46,560       (8,236)
Other.......................................................        (678)      (2,331)      (1,145)
                                                              ----------   ----------   ----------
Net cash provided by operating activities...................     494,985      132,769       20,348
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds.....................................................     487,270       29,163       45,079
  Stocks....................................................         100           --           --
  Mortgage loans on real estate.............................       3,288          282          227
  Other invested assets.....................................           7           --           --
  Miscellaneous proceeds....................................         102           --           --
                                                              ----------   ----------   ----------
Total investment proceeds...................................     490,767       29,445       45,306
Income taxes paid on net realized capital gains (losses)....          26         (170)         345
                                                              ----------   ----------   ----------
Net proceeds from sales, maturities, or repayments of
  investments...............................................     490,793       29,275       45,651
Cost of investments acquired:
  Bonds.....................................................    (723,455)     (14,445)     (18,005)
  Stocks....................................................        (100)        (300)          --
  Mortgage loans on real estate.............................          --           --       (5,003)
  Real estate...............................................          (6)         (13)        (108)
  Other invested assets.....................................      (2,902)     (12,394)     (11,203)
                                                              ----------   ----------   ----------
Total cost of investments acquired..........................    (726,463)     (27,152)     (34,319)
Net decrease (increase) in policy loans.....................       9,239         (843)    (101,360)
                                                              ----------   ----------   ----------
Net cost of investments acquired............................    (717,224)     (27,995)    (135,679)
                                                              ----------   ----------   ----------
Net cash provided by (used in) investing activities.........    (226,431)       1,280      (90,028)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
  Capital and surplus paid in...............................          --       30,000           --
  Borrowed money............................................          --      (71,400)      54,300
  Deposits and deposit-type contract funds and other
    liabilities without life or disability contingencies....       9,703       23,298           --
  Other sources.............................................      33,122       45,631       27,815
                                                              ----------   ----------   ----------
Total cash provided.........................................      42,825       27,529       82,115
Other cash applied:
  Dividends paid to stockholder.............................     (24,000)          --           --
  Withdrawals on deposit-type contract funds and other
    liabilities without life or disability contingencies....     (13,301)     (17,990)          --
  Other applications, net...................................      (9,598)     (27,973)     (10,902)
                                                              ----------   ----------   ----------
Total other cash applied....................................     (46,899)     (45,963)     (10,902)
                                                              ----------   ----------   ----------
Net cash provided by (used in) financing and miscellaneous
  activities................................................      (4,074)     (18,434)      71,213
                                                              ----------   ----------   ----------
Net increase in cash and short-term investments.............     264,480      115,615        1,533
Cash and short-term investments at beginning of year........     141,080       25,465       23,932
                                                              ----------   ----------   ----------
Cash and short-term investments at end of year..............  $  405,560   $  141,080   $   25,465
                                                              ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.

  BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

          Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

          All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

          Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

          The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

          Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

          The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

          Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

          Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

          Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

          Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

          Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


          Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

          Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

          Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

          Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus
     2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

          Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

     The effects of these variances have not been determined by the Company, but are presumed to be material.

  INVESTMENTS


     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.


     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

     The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

     Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 2002, 2001, and 2000, net realized capital gains (losses) of $(322), $367, and $(276), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,080, $1,440, and $1,656, for the years ended December 31, 2002, 2001, and 2000, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2002, 2001, and 2000, with respect to such practices.

  PREMIUMS AND ANNUITY CONSIDERATIONS

     Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

  AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  REINSURANCE

     Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

  POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

  SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

     The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders. The Company received variable contract premiums of $1,335,079, $1,208,884, and $2,336,299 in 2002, 2001, and
2000, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

  STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

  RECLASSIFICATIONS

     Certain reclassifications have been made to the 2001 and 2000 financial statements to conform to the 2002 presentation.

2.  ACCOUNTING CHANGES

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

     On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 ("Guideline 39"). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

          Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

          Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

          Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

          Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

          Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                          DECEMBER 31
                                       -------------------------------------------------
                                                2002                      2001
                                       -----------------------   -----------------------
                                        CARRYING                  CARRYING
                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                       ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments......  $  405,560   $  405,560   $  141,080   $  141,080
Bonds................................     312,147      318,874       78,489       80,722
Common stocks, other than
  affiliates.........................         302          302          472          472
Mortgage loans on real estate........      10,884       12,022       13,821       14,263
Policy loans.........................     275,938      275,938      285,178      285,178
Separate account assets..............   6,501,089    6,501,089    8,093,342    8,093,342
LIABILITIES
Investment contract liabilities......     740,917      759,322      352,341      347,665
Separate account annuity
  liabilities........................   4,464,513    4,602,649    5,792,373    5,709,486

4.  INVESTMENTS

     The carrying amount and estimated fair value of investments in bonds are as follows:

                                                          GROSS        GROSS
                                             CARRYING   UNREALIZED   UNREALIZED   ESTIMATED
                                              AMOUNT      GAINS        LOSSES     FAIR VALUE
                                             --------   ----------   ----------   ----------
DECEMBER 31, 2002
Bonds:
  United States Government and agencies...   $166,251     $1,677       $   --      $167,928
  State, municipal and other government...      3,601        314           --         3,915
  Public utilities........................      6,974        351           --         7,325
  Industrial and miscellaneous............     81,468      5,291        1,746        85,013
  Mortgage and other asset-backed
     securities...........................     53,853        922           82        54,693
                                             --------     ------       ------      --------
Total bonds...............................   $312,147     $8,555       $1,828      $318,874
                                             ========     ======       ======      ========
DECEMBER 31, 2001
Bonds:
  United States Government and agencies...   $  4,363     $  173       $   --      $  4,536
  State, municipal and other government...      1,480        135           --         1,615
  Public utilities........................     12,048        306           --        12,354

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                                                          GROSS        GROSS
                                             CARRYING   UNREALIZED   UNREALIZED   ESTIMATED
                                              AMOUNT      GAINS        LOSSES     FAIR VALUE
                                             --------   ----------   ----------   ----------
  Industrial and miscellaneous............     39,429      2,470        1,358        40,541
  Mortgage and other asset-backed
     securities...........................     21,169        507           --        21,676
                                             --------     ------       ------      --------
Total bonds...............................   $ 78,489     $3,591       $1,358      $ 80,722
                                             ========     ======       ======      ========

     The carrying amount and fair value of bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                              CARRYING   ESTIMATED
                                                               AMOUNT    FAIR VALUE
                                                              --------   ----------
Due in one year or less.....................................  $  7,110    $  7,162
Due one through five years..................................   168,201     173,059
Due five through ten years..................................    73,229      73,786
Due after ten years.........................................     9,754      10,174
                                                              --------    --------
                                                              $258,294    $264,181
Mortgage and other asset-backed securities..................    53,853      54,693
                                                              --------    --------
                                                              $312,147    $318,874
                                                              ========    ========

     A detail of net investment income is presented below:

                                                            YEAR ENDED DECEMBER 31
                                                          ---------------------------
                                                           2002      2001      2000
                                                          -------   -------   -------
Interest on bonds.......................................  $ 9,357   $ 7,050   $ 8,540
Dividends from common stock of affiliated entities......   16,921    18,495    26,453
Interest on mortgage loans..............................      871     1,130       776
Rental income on investment properties..................    7,381     6,903     6,034
Interest on policy loans................................   17,364    17,746    14,372
Other investment income.................................    3,308       (51)        1
                                                          -------   -------   -------
Gross investment income.................................   55,202    51,273    56,176
Investment expenses.....................................   (6,704)   (6,849)   (8,309)
                                                          -------   -------   -------
Net investment income...................................  $48,498   $44,424   $47,867
                                                          =======   =======   =======

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                            YEAR ENDED DECEMBER 31
                                                         ----------------------------
                                                           2002      2001      2000
                                                         --------   -------   -------
Proceeds...............................................  $487,270   $29,163   $45,079
                                                         ========   =======   =======
Gross realized gains...................................  $  2,119   $   637   $   117
Gross realized losses..................................    (3,955)       --      (480)
                                                         --------   -------   -------
Net realized gains (losses)............................  $ (1,836)  $   637   $  (363)
                                                         ========   =======   =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     At December 31, 2002, bonds with an aggregate carrying value of $4,437 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                    REALIZED
                                                            -------------------------
                                                             YEAR ENDED DECEMBER 31
                                                            -------------------------
                                                             2002     2001     2000
                                                            -------   -----   -------
Bonds.....................................................  $(1,836)  $ 637   $  (363)
Other invested assets.....................................      102      --    (1,115)
                                                            -------   -----   -------
                                                             (1,734)    637    (1,478)
Tax benefit (expense).....................................       26    (170)      346
Transfer to interest maintenance reserve..................      321    (367)      276
                                                            -------   -----   -------
Net realized gains (losses)...............................  $(1,387)  $ 100   $  (856)
                                                            =======   =====   =======

                                                             CHANGES IN UNREALIZED
                                                           --------------------------
                                                             YEAR ENDED DECEMBER 31
                                                           --------------------------
                                                            2002      2001      2000
                                                           -------   -------   ------
Common stocks............................................  $10,576   $ 1,559   $2,002
Mortgage loans on real estate............................      350        86     (431)
Other invested assets....................................   (3,574)   (2,926)      --
                                                           -------   -------   ------
Change in unrealized.....................................  $ 7,352   $(1,281)  $1,571
                                                           =======   =======   ======

     Gross unrealized gains (losses) on common stocks were as follows:

                                                                 UNREALIZED
                                                              ----------------
                                                                DECEMBER 31
                                                              ----------------
                                                               2002      2001
                                                              -------   ------
Unrealized gains............................................  $16,492   $5,930
Unrealized losses...........................................     (386)    (400)
                                                              -------   ------
Net unrealized gains........................................  $16,106   $5,530
                                                              =======   ======

     During 2002 and 2001 the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

     During 2002, 2001, and 2000, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2002 and 2001, the Company held a mortgage loan loss reserve in the asset valuation reserve of $123 and $135, respectively.

5.  REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2002         2001         2000
                                                   ----------   ----------   ----------
Direct premiums..................................  $1,854,568   $1,369,720   $2,385,134
Reinsurance ceded................................    (111,525)     (91,205)     (88,767)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $1,743,043   $1,278,515   $2,296,367
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $30,380, $12,337, and $8,856 during 2002, 2001, and 2000, respectively. At December 31, 2002 and 2001, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $3,209 and $6,065, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2002 and 2001 of $119,561 and $63,758, respectively.

     During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2002, the amount charged directly to unassigned surplus was $1,185. The Company holds collateral in the form of letters of credit of $70,000.

6.  INCOME TAXES

     The main components of deferred tax amounts are as follows:

                                                                  DECEMBER 31
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
Deferred income tax assets:
  sec.807(f) adjustment.....................................  $  1,593   $  1,977
  Pension expenses..........................................        --      2,422
  Tax basis deferred acquisition costs......................    88,838     76,692
  Reserves..................................................   100,307     74,569
  Other.....................................................     8,771      7,009
                                                              --------   --------
Total deferred income tax assets............................  $199,509   $162,669
                                                              ========   ========
Deferred income tax assets -- nonadmitted...................  $ 73,639   $ 58,309
Deferred income tax liabilities:
  sec.807(f) adjustment -- liabilities......................   102,176     91,560
  Other.....................................................       910      4,356
                                                              --------   --------
Total deferred income tax liabilities.......................  $103,086   $ 95,916
                                                              ========   ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                  YEAR ENDED
                                                                 DECEMBER 31
                                                              ------------------
                                                               2002       2001
                                                              -------   --------
Change in net deferred income tax asset.....................  $29,670   $(11,733)
                                                              =======   ========
Change in deferred income tax assets -- nonadmitted.........   15,330     (7,481)
                                                              =======   ========

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to loss from operations before federal income tax expense (benefit) and net realized capital gains/losses on investments for the following reasons:

                                                           YEAR ENDED DECEMBER 31
                                                       ------------------------------
                                                         2002       2001       2000
                                                       --------   --------   --------
Income tax expense (benefit) computed at the federal
  statutory rate (35%)...............................  $ (5,259)  $(19,606)  $(19,988)
Deferred acquisition costs -- tax basis..............    11,920      7,570     14,725
Amortization of IMR..................................      (378)      (504)      (580)
Depreciation.........................................      (413)        (6)      (426)
Dividends received deduction.........................    (9,863)    (8,705)   (12,805)
Low income housing credits...........................    (2,914)    (1,944)        --
Prior year under (over) accrual......................   (27,856)     3,340        560
Reinsurance transactions.............................      (415)     4,148         --
Reserves.............................................    34,358     19,541        123
Other................................................    (1,321)      (334)       921
                                                       --------   --------   --------
Federal income tax expense (benefit).................  $ (2,141)  $  3,500   $(17,470)
                                                       ========   ========   ========

     For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

     Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2002). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

     The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


7.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                              DECEMBER 31
                                             ---------------------------------------------
                                                     2002                    2001
                                             ---------------------   ---------------------
                                                          PERCENT                 PERCENT
                                               AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                             ----------   --------   ----------   --------
Subject to discretionary withdrawal with
  market value adjustment..................  $   14,509       0%     $   11,429       0%
Subject to discretionary withdrawal at book
  value less surrender charge..............     230,221       4%        102,240       2
Subject to discretionary withdrawal at
  market value.............................   4,464,409      84%      5,641,756      93
Subject to discretionary withdrawal at book
  value (minimal or no charges or
  adjustments).............................     605,085      12%        294,012       5
Not subject to discretionary withdrawal....      14,235       0%         14,654       0
                                             ----------     ---      ----------     ---
                                              5,328,459     100%      6,064,091     100%
                                                            ===                     ===
Less reinsurance ceded.....................     113,923                  60,224
                                             ----------              ----------
Total policy reserves on annuities and
  deposit fund liabilities.................  $5,214,536              $6,003,867
                                             ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2002         2001         2000
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the separate accounts statement:
  Transfers to separate accounts.................  $1,335,079   $1,208,884   $2,336,299
  Transfers from separate accounts...............     990,726    1,107,157    1,268,865
                                                   ----------   ----------   ----------
Net transfers to separate accounts...............     344,353      101,727    1,067,434
Change in valuation adjustment...................          --       98,321           --
Other............................................         420       16,749          779
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement...............................  $  344,773   $  216,797   $1,068,213
                                                   ==========   ==========   ==========

     At December 31, 2002 and 2001, the Company had variable annuities with guaranteed living benefits as follows:

                                                                 SUBJECTED
                                                                  ACCOUNT     AMOUNT OF
YEAR   BENEFIT AND TYPE OF RISK                                    VALUE     RESERVE HELD
----   ------------------------                                  ---------   ------------
2002   Guaranteed Minimum Income Benefit......................   $921,683       $8,469
2001   Guaranteed Minimum Income Benefit......................     75,101           19

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2002 and 2001, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                             GROSS    LOADING    NET
                                                             ------   -------   ------
DECEMBER 31, 2002
Ordinary direct renewal business...........................  $1,578    $ 184    $1,394
Ordinary new business......................................   2,072     (378)    2,450
                                                             ------    -----    ------
                                                             $3,650    $(194)   $3,844
                                                             ======    =====    ======
DECEMBER 31, 2001
Ordinary direct renewal business...........................  $1,439    $ 407    $1,032
Ordinary new business......................................     200       (5)      205
                                                             ------    -----    ------
                                                             $1,639    $ 402    $1,237
                                                             ======    =====    ======

8.  CONVERSION OF VALUATION SYSTEM

     During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

9.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities, is $21,381.

10.  CAPITAL AND SURPLUS

     Life/health insurance companies are subject to certain risk-based capital
(RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2002, the Company meets the RBC requirements.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     During 2002 and 2001, the Company sold $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


12.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,734, $1,634, and $1,224 for the years ended December 31, 2002, 2001, and
2000, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $967, $1,100, and $930 for the years ended December 31, 2002, 2001, and 2000, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2002, 2001, and 2000 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $203, $233, and $108 for the years ended December 31, 2002, 2001, and 2000, respectively.

13.  RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2002, 2001, and 2000, the Company paid $20,371, $16,904, and $19,248, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2002, 2001, and 2000, the Company received $3,673, $6,752, and $4,665, respectively, for such services, which approximates their cost.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2002, 2001, and 2000, the Company paid net interest of $256, $945, and $2,262, respectively, to affiliates.

     In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2002 and 2001, the cash surrender value of these policies was $52,984 and $52,254, respectively.

14.  COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,424 and $3,425 and an offsetting premium tax benefit of $763 and $764 at December 31, 2002 and 2001, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $70, $13, and $(9) for the years ended December 31, 2002, 2001, and 2000, respectively.

     The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2002, the value of securities loaned amounted to $69,860.

                           STATUTORY-BASIS FINANCIAL
                              STATEMENT SCHEDULES

                                   SCHEDULE I
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2002

                                                                                       AMOUNT AT
                                                                                      WHICH SHOWN
                                                                                        IN THE
TYPE OF INVESTMENT                                          COST(1)     FAIR VALUE   BALANCE SHEET
------------------                                         ----------   ----------   -------------
                                                                   (DOLLARS IN THOUSANDS)
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities........................................   $  166,451    $168,139     $  166,451
  States, municipalities, and political subdivisions....       30,736      31,379         30,736
  Foreign governments...................................        3,096       3,368          3,096
  Public utilities......................................        6,974       7,325          6,974
  All other corporate bonds.............................      104,890     108,663        104,890
                                                           ----------    --------     ----------
Total fixed maturities..................................      312,147     318,874        312,147
EQUITY SECURITIES
Common stocks (unaffiliated):
  Industrial, miscellaneous, and all other..............          302         302            302
                                                           ----------    --------     ----------
Total equity securities.................................          302         302            302
Mortgage loans on real estate...........................       10,884                     10,884
Home office properties..................................       42,654                     42,654
Policy loans............................................      275,938                    275,938
Cash and short-term investments.........................      405,560                    405,560
Other invested assets...................................       18,881                     18,881
                                                           ----------                 ----------
Total investments.......................................   $1,066,366                 $1,066,366
                                                           ==========                 ==========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                                                                    SCHEDULE III

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION

                             (DOLLARS IN THOUSANDS)


                                                                                 BENEFITS,
                                                                                  CLAIMS,
                         FUTURE POLICY   POLICY AND                    NET       LOSSES AND     OTHER
                         BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING    PREMIUM
                           EXPENSES      LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*    WRITTEN
                         -------------   -----------   ----------   ----------   ----------   ----------   -------
                                                          (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31,
  2002
Individual life........   $  404,935       $12,874     $  610,634    $21,194     $  176,010   $  484,535   $   --
Group life and
  health...............       13,059           100            560        639          5,626       (4,316)     917
Annuity................      728,193            --      1,131,849     26,665      1,138,645      164,544       --
                          ----------       -------     ----------    -------     ----------   ----------   ------
                          $1,146,187       $12,974     $1,743,043    $48,498     $1,320,281   $  644,763   $  917
                          ==========       =======     ==========    =======     ==========   ==========   ======
YEAR ENDED DECEMBER 31,
  2001
Individual life........   $  386,965       $14,219     $  652,626    $14,014     $  167,912   $  529,090   $   --
Group life and
  health...............       12,222           135            772        731          1,226          422    1,030
Annuity................      336,587             4        625,117     29,679        802,630       (6,647)      --
                          ----------       -------     ----------    -------     ----------   ----------   ------
                          $  735,774       $14,358     $1,278,515    $44,424     $  971,768   $  522,865   $1,030
                          ==========       =======     ==========    =======     ==========   ==========   ======
YEAR ENDED DECEMBER 31,
  2000
Individual life........   $  389,458       $13,349     $  741,090    $13,430     $  267,540   $  591,343   $   --
Group life and
  health...............       11,237           100            847        936          1,413         (672)   1,100
Annuity................      259,199            25      1,554,430     33,501        814,734      937,870       --
                          ----------       -------     ----------    -------     ----------   ----------   ------
                          $  659,894       $13,474     $2,296,367    $47,867     $1,083,687   $1,528,541   $1,100
                          ==========       =======     ==========    =======     ==========   ==========   ======

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                                                     SCHEDULE IV

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE

                             (DOLLARS IN THOUSANDS)


                                                                                          PERCENTAGE
                                                  CEDED TO      ASSUMED                   OF AMOUNT
                                                    OTHER      FROM OTHER                  ASSUMED
                                  GROSS AMOUNT    COMPANIES    COMPANIES    NET AMOUNT      TO NET
                                  ------------   -----------   ----------   -----------   ----------
                                                        (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002
Life insurance in force.........  $79,096,314    $21,759,884     $  --      $57,336,430        0%
                                  ===========    ===========     =====      ===========      ===
Premiums:
  Individual life...............  $   653,642    $    43,008     $  --      $   610,634        0%
  Group life and health.........          917            357        --              560        0%
  Annuity.......................    1,200,009         68,160        --        1,131,849        0%
                                  -----------    -----------     -----      -----------      ---
                                  $ 1,854,568    $   111,525     $  --      $ 1,743,043        0%
                                  ===========    ===========     =====      ===========      ===
YEAR ENDED DECEMBER 31, 2001
Life insurance in force.........  $78,786,575    $17,837,374     $  --      $60,949,201      0.0%
                                  ===========    ===========     =====      ===========      ===
Premiums:
  Individual life...............  $   684,987    $    32,361     $  --      $   652,626      0.0%
  Group life....................        1,030            258        --              772      0.0
  Annuity.......................      683,703         58,586        --          625,117      0.0
                                  -----------    -----------     -----      -----------      ---
                                  $ 1,369,720    $    91,205     $  --      $ 1,278,515      0.0%
                                  ===========    ===========     =====      ===========      ===
YEAR ENDED DECEMBER 31, 2000
Life insurance in force.........  $76,903,969    $14,753,778     $  --      $62,150,191      0.0%
                                  ===========    ===========     =====      ===========      ===
Premiums:
  Individual life...............  $   774,550    $    33,460     $  --      $   741,090      0.0%
  Group life....................        1,100            253        --              847      0.0
  Annuity.......................    1,609,484         55,054        --        1,554,430      0.0
                                  -----------    -----------     -----      -----------      ---
                                  $ 2,385,134    $    88,767     $  --      $ 2,296,367      0.0%
                                  ===========    ===========     =====      ===========      ===

MAY 1, 2003

                      STATEMENT OF ADDITIONAL INFORMATION
      --------------------------------------------------------------------

                                WRL ADVANTAGE IV
                                 ISSUED THROUGH

                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                              4333 EDGEWOOD RD NE
                                 MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                                 (888) 804-8461
                                 (610) 439-5253

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2003, by calling (888) 804-8461 (Monday-Friday from 8:00 a.m.-4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
                           PROSPECTUS FOR THE POLICY
                   AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................     1
The Policy -- General Provisions............................     3
  Ownership Rights..........................................     3
  Our Right to Contest the Policy...........................     4
  Suicide Exclusion.........................................     4
  Misstatement of Age or Gender.............................     4
  Modifying the Policy......................................     5
  Life Insurance Benefit....................................     5
  Addition, Deletion, or Substitution of Investments........     8
Additional Information......................................     9
  Settlement Options........................................     9
  Additional Information about Western Reserve and the
     Separate Account.......................................    10
  Potential Conflicts of Interest...........................    10
  Legal Matters.............................................    11
  Variations in Policy Provisions...........................    11
  Personalized Illustrations of Policy Benefits.............    11
  Sale of the Policies......................................    11
  Reports to Owners.........................................    12
  Claims of Creditors.......................................    13
  Records...................................................    13
  Additional Information....................................    13
  Experts...................................................    13
  Financial Statements......................................    13
Underwriting................................................    13
  Underwriting Standards....................................    13
IMSA........................................................    14
Performance Data............................................    14
  Other Performance Data in Advertising Sales Literature....    14
  Western Reserve's Published Ratings.......................    15
Index to Financial Statements...............................    15
  WRL Series Life Corporate Account.........................   F-1
  Western Reserve Life Assurance Co. of Ohio................  F-10

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.

administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, (610) 439-5253. Our phone number is 1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

attained age -- The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary -- The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account.

Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY -- GENERAL PROVISIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER               - Change the owner by providing written notice
                                   to us at our administrative office at any time while the insured is alive and the Policy is in force.

                                 - Change is effective as of the date that the
                                   written notice is accepted by us at our
                                   administrative office.

                                 - Changing the owner does not automatically
                                   change the beneficiary.

                                 - Changing the owner may have tax consequences.
                                   You should consult a tax advisor before
                                   changing the owner.

                                 - We are not liable for payments we made before
                                   we received the written notice at our
                                   administrative office.

CHOOSING THE BENEFICIARY         - The owner designates the beneficiary (the
                                   person to receive the life insurance benefit when the insured dies) in the application.

                                 - Any beneficiary designation is revocable
                                   unless otherwise stated in the designation.

                                 - If the owner designates more than one
                                   beneficiary, then each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

                                 - If the beneficiary dies before the insured,
                                   then any contingent beneficiary becomes the beneficiary.

                                 - If both the beneficiary and contingent
                                   beneficiary die before the insured, then the life insurance benefit will be paid to the owner or the owner's estate upon the insured's death.

CHANGING THE BENEFICIARY         - The owner changes the beneficiary by
                                   providing written notice to us at our
                                   administrative office any time while the insured is alive and the Policy is in force.

                                 - Change is effective as of the date the owner
                                   signs the written notice.

                                 - We are not liable for any payments we made
                                   before we received the written notice at our administrative office.

ASSIGNING THE POLICY             - The owner may assign Policy rights while the
                                   insured is alive.

                                 - The owner retains any ownership rights that
                                   are not assigned.

                                 - We must receive written notice of the
                                   assignment at our administrative office.

                                 - Assignee may not change the owner or the
                                   beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

                                 - An assignment is subject to any loan amount.

                                 - Claims under any assignment are subject to
                                   proof of interest and the extent of the
                                   assignment.

                                 - We are not:

                                    -- bound by any assignment unless we receive
                                       a written notice of the assignment at our administrative office;

                                    -- responsible for the validity of any
                                       assignment;

                                    -- liable for any payment we made before we
                                       received written notice of the assignment at our administrative office; or

                                    -- bound by any assignment which results in
                                       adverse tax consequences to the owner,
                                       insured(s) or beneficiary(ies).

                                 - Assigning the Policy may have tax
                                   consequences. You should consult a tax
                                   advisor before assigning the Policy.

OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

SUICIDE EXCLUSION

     If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

     If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

     Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

LIFE INSURANCE BENEFIT

     You may choose either the Cash Value Accumulation Test or the Guideline Premium test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and are shown in the following tables:

LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

                   INSURED'S ATTAINED AGE                     LIMITATION
                   ON POLICY ANNIVERSARY                      PERCENTAGE
                   ----------------------                     ----------
0-40........................................................     250
41..........................................................     243
42..........................................................     236
43..........................................................     229
44..........................................................     222
45..........................................................     215
46..........................................................     209
47..........................................................     203
48..........................................................     197
49..........................................................     191
50..........................................................     185
51..........................................................     178
52..........................................................     171
53..........................................................     164
54..........................................................     157
55..........................................................     150
56..........................................................     146
57..........................................................     142
58..........................................................     138
59..........................................................     134
60..........................................................     130
61..........................................................     128
62..........................................................     126
63..........................................................     124
64..........................................................     122
65..........................................................     120
66..........................................................     119

                   INSURED'S ATTAINED AGE                     LIMITATION
                   ON POLICY ANNIVERSARY                      PERCENTAGE
                   ----------------------                     ----------
67..........................................................     118
68..........................................................     117
69..........................................................     116
70..........................................................     115
71..........................................................     113
72..........................................................     111
73..........................................................     109
74..........................................................     107
75..........................................................     105
76..........................................................     105
77..........................................................     105
78..........................................................     105
79..........................................................     105
80..........................................................     105
81..........................................................     105
82..........................................................     105
83..........................................................     105
84..........................................................     105
85..........................................................     105
86..........................................................     105
87..........................................................     105
88..........................................................     105
89..........................................................     105
90..........................................................     105
91..........................................................     104
92..........................................................     103
93..........................................................     102
94-99.......................................................     101
100 and older...............................................     100

LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

                                                               LIMITATION
                                                               PERCENTAGE
                   INSURED'S ATTAINED AGE                     -------------
                   ON POLICY ANNIVERSARY                      MALE   FEMALE
                   ----------------------                     ----   ------
20..........................................................  631     751
21..........................................................  612     727
22..........................................................  595     704
23..........................................................  577     681
24..........................................................  560     659
25..........................................................  542     638
26..........................................................  526     617
27..........................................................  509     597
28..........................................................  493     578
29..........................................................  477     559

                                                               LIMITATION
                                                               PERCENTAGE
                   INSURED'S ATTAINED AGE                     -------------
                   ON POLICY ANNIVERSARY                      MALE   FEMALE
                   ----------------------                     ----   ------
30..........................................................  462     541
31..........................................................  447     523
32..........................................................  432     506
33..........................................................  418     489
34..........................................................  404     473
35..........................................................  391     458
36..........................................................  379     443
37..........................................................  366     428
38..........................................................  355     414
39..........................................................  343     401
40..........................................................  332     388
41..........................................................  322     376
42..........................................................  312     364
43..........................................................  302     353
44..........................................................  293     342
45..........................................................  284     332
46..........................................................  275     322
47..........................................................  267     312
48..........................................................  259     303
49..........................................................  251     294
50..........................................................  244     285
51..........................................................  237     276
52..........................................................  230     268
53..........................................................  224     261
54..........................................................  218     253
55..........................................................  212     246
56..........................................................  206     239
57..........................................................  201     232
58..........................................................  195     226
59..........................................................  190     219
60..........................................................  186     213
61..........................................................  181     207
62..........................................................  177     201
63..........................................................  172     196
64..........................................................  168     191
65..........................................................  164     186
66..........................................................  161     181
67..........................................................  157     176
68..........................................................  154     172
69..........................................................  151     167
70..........................................................  148     163
71..........................................................  145     159
72..........................................................  142     155

                                                               LIMITATION
                                                               PERCENTAGE
                   INSURED'S ATTAINED AGE                     -------------
                   ON POLICY ANNIVERSARY                      MALE   FEMALE
                   ----------------------                     ----   ------
73..........................................................  140     152
74..........................................................  137     148
75..........................................................  135     145
76..........................................................  133     142
77..........................................................  131     139
78..........................................................  129     136
79..........................................................  127     134
80..........................................................  125     131
81..........................................................  124     129
82..........................................................  122     127
83..........................................................  121     125
84..........................................................  119     123
85..........................................................  118     121
86..........................................................  117     119
87..........................................................  116     118
88..........................................................  115     117
89..........................................................  114     115
90..........................................................  113     114
91..........................................................  112     113
92..........................................................  111     111
93..........................................................  110     110
94..........................................................  109     109
95..........................................................  107     108
96..........................................................  106     106
97..........................................................  105     105
98..........................................................  103     103
99..........................................................  102     102
100.........................................................  100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS

     When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

     Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     - the interest rate we credit on those amounts;

     - the mortality tables we use; and

     - the specific payment option(s) you choose.

FIXED PERIOD OPTION              - We will pay the proceeds, plus interest, in
                                   equal monthly installments for a fixed period of your choice, but not longer than 360 months.

                                 - We will stop making payments once we have
                                   made all the payments for the period
                                   selected.

LIFE INCOME OPTION               At your or the beneficiary's direction, we will
                                 make equal monthly installments:

                                 - only for the life of the payee, at the end of
                                   which payments will end; or

                                 - for the longer of the payee's life, or for a
                                   certain period of 5 or 10 years if the payee dies before the end of the certain period; or

                                 - for the longer of the payee's life, or until
                                   the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME
OPTION                           - We will make equal monthly payments during
                                   the joint lifetime of two persons.

                                 - Payments to the surviving payee will equal
                                   either:

                                    -- the full amount paid to the payee before
                                       the payee's death; or

                                    -- two-thirds of the amount paid to the
                                       payee before the payee's death.

                                 - All payments will cease upon the death of the
                                   surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

     Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

     Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

POTENTIAL CONFLICTS OF INTERESTS

     Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

     The illustrations also will reflect the average portfolio expenses for 2002. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

     The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Western Reserve and AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. Both AFSG and Western Reserve are indirect subsidiaries of AEGON U.S.A. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986, under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May, 1, 2001, it is not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year, PLUS

     - 3.2% of all premiums paid in excess of target premium in first Policy year, PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS


     - 3.2% of all premiums paid in excess of target premium in years 2 through 4, PLUS

     - 3.2% of all premiums paid in years 5 through 7, PLUS



     - 2.4% of all premiums paid in years 8+.


We will pay an additional trail commission of 0.10% on the account value after the first policy year. A trail commission of 0.10% will be paid in all subsequent policy years in which such policies are in force at the end of the year. Different commissions apply for Policies issued prior to May 1, 2001.


     AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                                                   AGGREGATE AMOUNT COMMISSIONS
                                                                    RETAINED BY AFSG SECURITIES
                                                                       AFTER PAYMENTS TO ITS
FISCAL                          AGGREGATE AMOUNT OF COMMISSIONS       REGISTERED PERSONS AND
YEAR                              PAID TO AFSG SECURITIES(1)           OTHER BROKERS-DEALERS
------                          -------------------------------    ----------------------------
2000..........................                $0                                $0
2001..........................                $0                                $0
2002..........................                $0                                $0

---------------

(1) These figures include sales compensation paid to registered persons of AFSG.

     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

     We intend to recoup commissions and other sales expenses through: the percent of premium load, the deferred sales load, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners.

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

     - the current cash value

     - the current net cash value

     - the current life insurance benefit

     - the current loan amount

     - any activity since the last report

     - the current subaccount values and loan account value

     - current net premium allocations

     - any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements.

We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

     Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

     We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

     A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information include all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT AUDITORS



     The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2002. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.



EXPERTS



     Actuarial matters included in this SAI have been examined by Matt Monson, Actuary, of Western Reserve, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.


FINANCIAL STATEMENTS

     Western Reserve's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


     Western Reserve's financial statements and schedules at December 31, 2002, 2001 and 2000 and for each of the three years in the period ended December 31, 2002, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will vary by the insured's gender, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

     - Medical issue;

     - Simplified issue;

     - Guaranteed Issue;

     - Non-tobacco use;

     - Tobacco use


     We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.


IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

     - other variable life issuers in general;

     - variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

       -- Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

     - the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

       -- unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

     - other types of investments, such as:

       -- certificates of deposit;

       -- savings accounts and U.S. Treasuries;

       -- certain interest rate and inflation indices (e.g., the Consumer Price
          Index); or

       -- indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


WRL SERIES LIFE CORPORATE ACCOUNT:
Report of Independent Auditors, dated January 31, 2003
Statements of Assets and Liabilities at December 31, 2002
Statements of Operations for the year ended December 31,
  2002
Statements of Changes in Net Assets for the years ended
  December 31, 2002 and 2001
Notes to the Financial Statements
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
Report of Independent Auditors, dated February 14, 2003
Statutory-Basis Balance Sheets at December 31, 2002 and 2001
Statutory-Basis Statements of Operations for the years ended
  December 31, 2002, 2001 and 2000
Statutory-Basis Statements of Changes in Capital and Surplus
  for the years ended December 31, 2002, 2001 and 2000
Statutory-Basis Statements of Cash Flow for the years ended
  December 31, 2002, 2001 and 2000
Notes to Financial Statements -- Statutory-Basis
Statutory-Basis Financial Statement Schedules

                              FINANCIAL STATEMENTS

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
PERIOD FROM JULY 3, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS
PERIOD FROM JULY 3, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002

                                    CONTENTS


Report of Independent Auditors..............................   F-3
Financial Statements
  Statement of Assets and Liabilities.......................   F-4
  Statement of Operations...................................   F-5
  Statement of Changes in Net Assets........................   F-6
  Notes to Financial Statements.............................   F-7

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statement of assets and liabilities of the subaccount of WRL Series Life Corporate Account (comprised of the Vanguard VIF Money Market subaccount), which is available for investment by contract owners of WRL Series Life Corporate Account, as of December 31, 2002, and the related statement of operations and changes in net assets for the period from July 3, 2002 (commencement of operations) through December 31, 2002. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccount of WRL Series Life Corporate Account at December 31, 2002, and the results of its operations and changes in its net assets for the period from July 3, 2002 through December 31, 2002 in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
January 31, 2003

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                VANGUARD VIF
                                                                MONEY MARKET
                                                                 SUBACCOUNT
                                                               ---------------
                                    ASSETS
Investment in securities:
  Number of shares..........................................    23,857,311.910
                                                               ===============
  Cost......................................................   $    23,857,312
                                                               ===============
Investments in mutual funds, at net asset value.............   $    23,857,312
                                                               ---------------
Total assets................................................        23,857,312
                                                               ---------------
                                 LIABILITIES
  Payable for units redeemed................................                --
                                                               ---------------
                                                               $    23,857,312
                                                               ===============
NET ASSETS:
  Deferred annuity contracts terminable by owners...........   $    23,857,312
                                                               ---------------
Total net assets............................................   $    23,857,312
                                                               ===============
Accumulation units outstanding..............................        23,687,590
                                                               ===============
Accumulation unit value.....................................   $      1.007165
                                                               ===============

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                            STATEMENT OF OPERATIONS
   PERIOD JULY 3, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002

                                                               VANGUARD VIF
                                                               MONEY MARKET
                                                                SUBACCOUNT
                                                               ------------
NET INVESTMENT INCOME (LOSS)
  Income:
     Dividends..............................................      $  --
  Expenses:
     Administrative, mortality and expense risk charge......         --
                                                                  -----
Net investment income (loss)................................          0
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES) ON
  INVESTMENTS
Net realized capital gains (losses) on investments:
  Realized gain distributions...............................         --
  Proceeds from sales.......................................         --
  Cost of investments sold..................................         --
                                                                  -----
Net realized capital gains (losses) on investments..........          0
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of period.......................................         --
  End of period.............................................         --
                                                                  -----
Net change in unrealized appreciation/depreciation of
  investments...............................................          0
                                                                  -----
Net realized and unrealized capital gains (losses) on
  investments...............................................          0
                                                                  -----
Increase (decrease) in net assets from operations...........      $  --
                                                                  =====

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                       STATEMENT OF CHANGES IN NET ASSETS
   PERIOD JULY 3, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002

                                                               VANGUARD VIF
                                                               MONEY MARKET
                                                                SUBACCOUNT
                                                               ------------
OPERATIONS
  Net investment income (loss)..............................   $        --
  Net realized capital gains (losses) on investments........            --
  Net change in unrealized appreciation/ depreciation of
     investments............................................            --
                                                               -----------
Increase (decrease) in net assets from operations...........            --
CONTRACT TRANSACTIONS
  Net contract purchase payments............................    23,866,549
  Transfer payments from (to) other subaccounts or general
     account................................................            --
  Contract terminations, withdrawals, and other
     deductions.............................................        (9,237)
                                                               -----------
Increase (decrease) in net assets from contract
  transactions..............................................    23,857,312
                                                               -----------
Net increase (decrease) in net assets.......................    23,857,312
NET ASSETS:
  Beginning of the period...................................            --
                                                               -----------
  End of the period.........................................   $23,857,312
                                                               ===========

                            See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

     The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the WRL Series Life Corporate Account Variable Adjustable Life Insurance Policy, offered by Western Reserve.

SUBACCOUNT INVESTMENT BY FUND:

Vanguard Variable Insurance Fund:

  Vanguard VIF Diversified Value Portfolio

  Vanguard VIF Equity Index Portfolio

  Vanguard VIF Mid-Cap Index Portfolio

  Vanguard VIF REIT Index Portfolio

  Vanguard VIF International Portfolio

  Vanguard VIF Total Bond Market Index Portfolio

  Vanguard VIF High Yield Bond Portfolio

  Vanguard VIF Short-Term Corporate Portfolio

  Vanguard VIF Money Market Portfolio

  Vanguard VIF Small Company Growth Portfolio

  Vanguard VIF Total Stock Market Index Portfolio

  Vanguard VIF Small-Cap Index Portfolio

  Vanguard VIF Capital Growth Portfolio

  Vanguard VIF Balanced Portfolio

Gateway Variable Insurance Trust:

  Gateway VIT Fund

Fidelity Variable Insurance Products Funds:

  High Yield Portfolio (Institutional Class)

T. Rowe Price Equity Series, Inc.:

  T. Rowe Price Equity Income Portfolio

  T. Rowe Price Mid-Cap Growth Portfolio

Janus Aspen Series:

  Capital Appreciation Portfolio

  Worldwide Growth Portfolio

  Flexible Income Portfolio

  Aggressive Growth Portfolio

  International Growth Portfolio

  Janus Balanced Portfolio

Royce Capital Fund:

  Royce Micro-Cap Portfolio

PIMCO Variable Insurance Trust:

  Total Return Portfolio (Institutional Class)

  High Yield Portfolio (Institutional Class)

First Eagle SoGen:

  First Eagle SoGen Overseas Variable Fund

Third Avenue VST:

  Third Avenue Value Portfolio

PBHG Funds:

  PBHG Large Cap Growth Portfolio

  PBHG Select Value Portfolio

Rydex Variable Trust:

  OTC Fund

  Nova Fund

Morgan Stanley Asset Management:

  Universal Institutional Funds:

    Capital Preservation Portfolio

     The above subaccounts were available to contract owners of the Separate Account, but there was no activity in the subaccounts, with the exception of the Vanguard VIF Money Market Subaccount.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTMENTS

     Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2002.

     Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

  DIVIDEND INCOME

     Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

2.  INVESTMENTS

     The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2002 were as follows:

                                                              PURCHASES    SALES
                                                              ----------   -----
Vanguard Variable Insurance Fund:
  Vanguard VIF Money Market Portfolio.......................  23,857,312     0

3.  ACCUMULATION UNITS OUTSTANDING

     A summary of changes in accumulation units outstanding follows:

                                                               VANGUARD VIF
                                                               MONEY MARKET
                                                                SUBACCOUNT
                                                               ------------
Units outstanding at July 3, 2002...........................             0
  Units purchased...........................................    23,687,590
  Units redeemed and transferred............................             0
                                                                ----------
Units outstanding at December 31, 2002......................    23,687,590
                                                                ==========

4.  FINANCIAL HIGHLIGHTS

     The Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                                                 INVESTMENT
                                                       UNIT FAIR                   INCOME     EXPENSE     TOTAL
SUBACCOUNT                   YEAR ENDED     UNITS        VALUE     NET ASSETS      RATIO*     RATIO**   RETURN***
----------                   ----------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Money Market..  12/31/2002   23,687,590     $1.01     $23,857,312      0.00%      0.35%      0.72%

---------------

  * This amount represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccount invest.

 ** This ratio represents the annualized contract expenses of the Mutual Fund
    Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods of less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5.  ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

     On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .35% of the cash value in the Subaccounts in all policy years. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts 1% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4 (current, $10 maximum) in subsequent years.

6.  INCOME TAXES

     Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7.  DIVIDEND DISTRIBUTIONS

     Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

                    FINANCIAL STATEMENTS -- STATUTORY BASIS

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                 YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

                                    CONTENTS


Report of Independent Auditors..............................  F-12
Audited Financial Statements
Balance Sheets -- Statutory Basis...........................  F-13
Statements of Operations -- Statutory Basis.................  F-14
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................  F-15
Statements of Cash Flow -- Statutory Basis..................  F-16
Notes to Financial Statements -- Statutory Basis............  F-17
Statutory-Basis Financial Statement Schedules
Summary of Investments -- Other Than Investments in Related
  Parties...................................................  F-34
Supplementary Insurance Information.........................  F-35
Reinsurance.................................................  F-36

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2002. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

     As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

     As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 14, 2003

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS

                                                                       DECEMBER 31
                                                              -----------------------------
                                                                  2002            2001
                                                              -------------   -------------
                                                              (DOLLARS IN THOUSANDS, EXCEPT
                                                                   PER SHARE AMOUNTS)
                                      ADMITTED ASSETS
Cash and invested assets:
  Bonds.....................................................   $  312,147      $   78,489
  Common stocks:
     Affiliated entities (cost: 2002 and 2001 -- $543)......       16,649           5,903
     Other (cost: 2002 and 2001 -- $302)....................          302             472
  Mortgage loans on real estate.............................       10,884          13,821
  Home office properties....................................       42,654          43,520
  Cash and short-term investments...........................      405,560         141,080
  Policy loans..............................................      275,938         285,178
  Other invested assets.....................................       18,881          19,558
                                                               ----------      ----------
Total cash and invested assets..............................    1,083,015         588,021
Net deferred income taxes...................................       22,784           8,444
Premiums deferred and uncollected...........................        3,844           1,237
Receivable from parent, subsidiaries and affiliates.........        1,494              --
Accrued investment income...................................        3,586           1,463
Cash surrender value of life insurance policies.............       52,984          52,254
Other admitted assets.......................................        5,585           7,563
Separate account assets.....................................    6,501,089       8,093,342
                                                               ----------      ----------
Total admitted assets.......................................   $7,674,381      $8,752,324
                                                               ==========      ==========
                            LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life...................................................   $  417,994      $  399,187
     Annuity................................................      728,193         336,587
  Life policy and contract claim reserves...................       12,974          14,358
  Liability for deposit-type contracts......................       12,724          15,754
  Other policyholders' funds................................           56              60
  Remittances and items not allocated.......................       41,612          14,493
  Reinsurance in unauthorized companies.....................        1,133              --
  Federal and foreign income taxes payable..................       29,649          26,150
  Transfers to separate account due or accrued..............     (393,754)       (493,930)
  Asset valuation reserve...................................        9,604           4,299
  Interest maintenance reserve..............................        3,459           4,861
  Funds held under coinsurance and other reinsurance
     treaties...............................................       34,726          40,227
  Payable to affiliate......................................           --             645
  Other liabilities.........................................       62,559          52,004
  Separate account liabilities..............................    6,497,146       8,089,904
                                                               ----------      ----------
Total liabilities...........................................    7,458,075       8,504,599
Capital and surplus:
  Common stock, $1.00 par value, 3,000,000 shares authorized
     and 2,500,000 shares issued and outstanding............        2,500           2,500
  Paid-in surplus...........................................      150,107         150,107
  Unassigned surplus........................................       63,699          95,118
                                                               ----------      ----------
Total capital and surplus...................................      216,306         247,725
                                                               ----------      ----------
Total liabilities and capital and surplus...................   $7,674,381      $8,752,324
                                                               ==========      ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              2002         2001         2000
                                                           ----------   ----------   ----------
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life................................................  $  611,194   $  653,398   $  741,937
     Annuity.............................................   1,131,849      625,117    1,554,430
  Net investment income..................................      48,498       44,424       47,867
  Amortization of interest maintenance reserve...........       1,080        1,440        1,656
  Commissions and expense allowances on reinsurance
     ceded...............................................      10,427      (10,789)       1,648
  Reserve adjustments on reinsurance ceded...............      51,453       11,846       55,535
  Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts............................................      89,854      108,673      149,086
  Other income...........................................       5,698        4,540        2,996
                                                           ----------   ----------   ----------
                                                            1,950,053    1,438,649    2,555,155
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health........................      60,473       56,155       58,813
     Surrender benefits..................................     816,174      800,264      888,060
     Other benefits......................................      40,010       57,032       47,855
     Increase (decrease) in aggregate reserves for
       policies and contracts:
       Life..............................................      18,807       10,100       98,557
       Annuity...........................................     384,817       48,217       (9,665)
       Other.............................................          --           --           67
                                                           ----------   ----------   ----------
                                                            1,320,281      971,768    1,083,687
  Insurance expenses:
     Commissions.........................................     167,582      176,023      316,337
     General insurance expenses..........................     111,330      110,808      120,798
     Taxes, licenses and fees............................      20,571       18,714       23,193
     Net transfers to separate accounts..................     344,773      216,797    1,068,213
     Other expenses......................................         507          523           --
                                                           ----------   ----------   ----------
                                                              644,763      522,865    1,528,541
                                                           ----------   ----------   ----------
Total benefits and expenses..............................   1,965,044    1,494,633    2,612,228
                                                           ----------   ----------   ----------
Loss from operations before dividends to policyholders,
  federal income tax expense (benefit) and net realized
  capital gains (losses) on investments..................     (14,991)     (55,984)     (57,073)
Dividends to policyholders...............................          33           33           36
                                                           ----------   ----------   ----------
Loss from operations before federal income tax expense
  (benefit) and net realized capital gains (losses) on
  investments............................................     (15,024)     (56,017)     (57,109)
Federal income tax expense (benefit).....................      (2,141)       3,500      (17,470)
                                                           ----------   ----------   ----------
Loss from operations before net realized capital gains
  (losses) on investments................................     (12,883)     (59,517)     (39,639)
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts transferred
  to interest maintenance reserve).......................      (1,387)         100         (856)
                                                           ----------   ----------   ----------
Net loss.................................................  $  (14,270)  $  (59,417)  $  (40,495)
                                                           ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                                         TOTAL
                                                     COMMON   PAID-IN    UNASSIGNED   CAPITAL AND
                                                     STOCK    SURPLUS     SURPLUS       SURPLUS
                                                     ------   --------   ----------   -----------
Balance at January 1, 2000.........................  $2,500   $120,107    $62,309      $184,916
  Net loss.........................................     --          --    (40,495)      (40,495)
  Change in net unrealized capital gains and
     losses........................................     --          --      1,571         1,571
  Change in non-admitted assets....................     --          --     (1,359)       (1,359)
  Change in asset valuation reserve................     --          --       (917)         (917)
  Change in surplus in separate accounts...........     --          --       (314)         (314)
  Settlement of prior period tax returns...........     --          --         30            30
  Tax benefits on stock options exercised..........     --          --      2,712         2,712
                                                     ------   --------    -------      --------
Balance at December 31, 2000.......................  2,500     120,107     23,537       146,144
  Net loss.........................................     --          --    (59,417)      (59,417)
  Capital contribution.............................     --      30,000         --        30,000
  Cumulative effect of change in accounting
     principles....................................     --          --     12,312        12,312
  Change in reserve on account of change in
     valuation basis...............................     --          --     11,609        11,609
  Change in net deferred income tax asset..........     --          --    (11,733)      (11,733)
  Surplus effect of reinsurance transaction........     --          --     11,851        11,851
  Change in net unrealized capital gains and
     losses........................................     --          --     (1,281)       (1,281)
  Change in non-admitted assets....................     --          --      9,076         9,076
  Change in asset valuation reserve................     --          --        427           427
  Change in surplus in separate accounts...........     --          --     97,374        97,374
  Tax benefits on stock options exercised..........     --          --      1,363         1,363
                                                     ------   --------    -------      --------
Balance at December 31, 2001.......................  2,500     150,107     95,118       247,725
  Net loss.........................................     --          --    (14,270)      (14,270)
  Change in net unrealized capital gains and
     losses........................................     --          --      7,352         7,352
  Change in non-admitted assets....................     --          --    (14,715)      (14,715)
  Change in asset valuation reserve................     --          --     (5,305)       (5,305)
  Change in liability for reinsurance in
     unauthorized companies........................     --          --     (1,133)       (1,133)
  Cumulative effect of change in accounting
     principles....................................     --          --     (6,789)       (6,789)
  Change in surplus in separate accounts...........     --          --     (1,072)       (1,072)
  Change in net deferred income tax asset..........     --          --     29,670        29,670
  Dividend to stockholder..........................     --          --    (24,000)      (24,000)
  Tax benefits on stock options exercised..........     --          --         28            28
  Surplus effect of reinsurance transaction........     --          --     (1,185)       (1,185)
                                                     ------   --------    -------      --------
Balance at December 31, 2002.......................  $2,500   $150,107    $63,699      $216,306
                                                     ======   ========    =======      ========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                     YEAR ENDED DECEMBER 31
                                                              ------------------------------------
                                                                 2002         2001         2000
                                                              ----------   ----------   ----------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance.......  $1,740,602   $1,277,856   $2,294,042
Allowances and reserve adjustments on reinsurance ceded.....      62,205       12,908       57,183
Investment income received..................................      47,685       45,355       51,583
Other income received.......................................       5,701        4,550        4,429
Life and accident and health claims paid....................     (61,728)     (55,303)     (55,030)
Surrender benefits and other fund withdrawals paid..........    (816,240)    (800,321)    (888,060)
Annuity and other benefits paid to policyholders............     (39,622)     (56,598)     (42,060)
Commissions, other expenses and taxes paid..................    (292,451)    (312,557)    (456,568)
Net transfers to separate accounts..........................    (156,123)     (27,317)    (935,755)
Dividends paid to policyholders.............................         (34)         (33)         (35)
Federal income taxes received (paid)........................       5,668       46,560       (8,236)
Other.......................................................        (678)      (2,331)      (1,145)
                                                              ----------   ----------   ----------
Net cash provided by operating activities...................     494,985      132,769       20,348
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds.....................................................     487,270       29,163       45,079
  Stocks....................................................         100           --           --
  Mortgage loans on real estate.............................       3,288          282          227
  Other invested assets.....................................           7           --           --
  Miscellaneous proceeds....................................         102           --           --
                                                              ----------   ----------   ----------
Total investment proceeds...................................     490,767       29,445       45,306
Income taxes paid on net realized capital gains (losses)....          26         (170)         345
                                                              ----------   ----------   ----------
Net proceeds from sales, maturities, or repayments of
  investments...............................................     490,793       29,275       45,651
Cost of investments acquired:
  Bonds.....................................................    (723,455)     (14,445)     (18,005)
  Stocks....................................................        (100)        (300)          --
  Mortgage loans on real estate.............................          --           --       (5,003)
  Real estate...............................................          (6)         (13)        (108)
  Other invested assets.....................................      (2,902)     (12,394)     (11,203)
                                                              ----------   ----------   ----------
Total cost of investments acquired..........................    (726,463)     (27,152)     (34,319)
Net decrease (increase) in policy loans.....................       9,239         (843)    (101,360)
                                                              ----------   ----------   ----------
Net cost of investments acquired............................    (717,224)     (27,995)    (135,679)
                                                              ----------   ----------   ----------
Net cash provided by (used in) investing activities.........    (226,431)       1,280      (90,028)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
  Capital and surplus paid in...............................          --       30,000           --
  Borrowed money............................................          --      (71,400)      54,300
  Deposits and deposit-type contract funds and other
    liabilities without life or disability contingencies....       9,703       23,298           --
  Other sources.............................................      33,122       45,631       27,815
                                                              ----------   ----------   ----------
Total cash provided.........................................      42,825       27,529       82,115
Other cash applied:
  Dividends paid to stockholder.............................     (24,000)          --           --
  Withdrawals on deposit-type contract funds and other
    liabilities without life or disability contingencies....     (13,301)     (17,990)          --
  Other applications, net...................................      (9,598)     (27,973)     (10,902)
                                                              ----------   ----------   ----------
Total other cash applied....................................     (46,899)     (45,963)     (10,902)
                                                              ----------   ----------   ----------
Net cash provided by (used in) financing and miscellaneous
  activities................................................      (4,074)     (18,434)      71,213
                                                              ----------   ----------   ----------
Net increase in cash and short-term investments.............     264,480      115,615        1,533
Cash and short-term investments at beginning of year........     141,080       25,465       23,932
                                                              ----------   ----------   ----------
Cash and short-term investments at end of year..............  $  405,560   $  141,080   $   25,465
                                                              ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 2002

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.

  BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

          Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

          All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

          Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

          The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

          Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

          The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

          Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

          Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

          Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

          Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

          Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


          Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

          Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

          Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

          Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus
     2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

          Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

     The effects of these variances have not been determined by the Company, but are presumed to be material.

  INVESTMENTS


     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.


     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

     The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

     Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 2002, 2001, and 2000, net realized capital gains (losses) of $(322), $367, and $(276), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,080, $1,440, and $1,656, for the years ended December 31, 2002, 2001, and 2000, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2002, 2001, and 2000, with respect to such practices.

  PREMIUMS AND ANNUITY CONSIDERATIONS

     Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

  AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  REINSURANCE

     Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

  POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

  SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

     The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders. The Company received variable contract premiums of $1,335,079, $1,208,884, and $2,336,299 in 2002, 2001, and
2000, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

  STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

  RECLASSIFICATIONS

     Certain reclassifications have been made to the 2001 and 2000 financial statements to conform to the 2002 presentation.

2.  ACCOUNTING CHANGES

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

     On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 ("Guideline 39"). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

          Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

          Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

          Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

          Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

          Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                          DECEMBER 31
                                       -------------------------------------------------
                                                2002                      2001
                                       -----------------------   -----------------------
                                        CARRYING                  CARRYING
                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                       ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments......  $  405,560   $  405,560   $  141,080   $  141,080
Bonds................................     312,147      318,874       78,489       80,722
Common stocks, other than
  affiliates.........................         302          302          472          472
Mortgage loans on real estate........      10,884       12,022       13,821       14,263
Policy loans.........................     275,938      275,938      285,178      285,178
Separate account assets..............   6,501,089    6,501,089    8,093,342    8,093,342
LIABILITIES
Investment contract liabilities......     740,917      759,322      352,341      347,665
Separate account annuity
  liabilities........................   4,464,513    4,602,649    5,792,373    5,709,486

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


4.  INVESTMENTS

     The carrying amount and estimated fair value of investments in bonds are as follows:

                                                          GROSS        GROSS
                                             CARRYING   UNREALIZED   UNREALIZED   ESTIMATED
                                              AMOUNT      GAINS        LOSSES     FAIR VALUE
                                             --------   ----------   ----------   ----------
DECEMBER 31, 2002
Bonds:
  United States Government and agencies....  $166,251     $1,677       $   --      $167,928
  State, municipal and other government....     3,601        314           --         3,915
  Public utilities.........................     6,974        351           --         7,325
  Industrial and miscellaneous.............    81,468      5,291        1,746        85,013
  Mortgage and other asset-backed
     securities............................    53,853        922           82        54,693
                                             --------     ------       ------      --------
Total bonds................................  $312,147     $8,555       $1,828      $318,874
                                             ========     ======       ======      ========
DECEMBER 31, 2001
Bonds:
  United States Government and agencies....  $  4,363     $  173       $   --      $  4,536
  State, municipal and other government....     1,480        135           --         1,615
  Public utilities.........................    12,048        306           --        12,354
  Industrial and miscellaneous.............    39,429      2,470        1,358        40,541
  Mortgage and other asset-backed
     securities............................    21,169        507           --        21,676
                                             --------     ------       ------      --------
Total bonds................................  $ 78,489     $3,591       $1,358      $ 80,722
                                             ========     ======       ======      ========

     The carrying amount and fair value of bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                              CARRYING   ESTIMATED
                                                               AMOUNT    FAIR VALUE
                                                              --------   ----------
Due in one year or less.....................................  $  7,110    $  7,162
Due one through five years..................................   168,201     173,059
Due five through ten years..................................    73,229      73,786
Due after ten years.........................................     9,754      10,174
                                                              --------    --------
                                                              $258,294    $264,181
Mortgage and other asset-backed securities..................    53,853      54,693
                                                              --------    --------
                                                              $312,147    $318,874
                                                              ========    ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     A detail of net investment income is presented below:

                                                            YEAR ENDED DECEMBER 31
                                                          ---------------------------
                                                           2002      2001      2000
                                                          -------   -------   -------
Interest on bonds.......................................  $ 9,357   $ 7,050   $ 8,540
Dividends from common stock of affiliated entities......   16,921    18,495    26,453
Interest on mortgage loans..............................      871     1,130       776
Rental income on investment properties..................    7,381     6,903     6,034
Interest on policy loans................................   17,364    17,746    14,372
Other investment income.................................    3,308       (51)        1
                                                          -------   -------   -------
Gross investment income.................................   55,202    51,273    56,176
Investment expenses.....................................   (6,704)   (6,849)   (8,309)
                                                          -------   -------   -------
Net investment income...................................  $48,498   $44,424   $47,867
                                                          =======   =======   =======

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                            YEAR ENDED DECEMBER 31
                                                         ----------------------------
                                                           2002      2001      2000
                                                         --------   -------   -------
Proceeds...............................................  $487,270   $29,163   $45,079
                                                         ========   =======   =======
Gross realized gains...................................  $  2,119   $   637   $   117
Gross realized losses..................................    (3,955)       --      (480)
                                                         --------   -------   -------
Net realized gains (losses)............................  $ (1,836)  $   637   $  (363)
                                                         ========   =======   =======

     At December 31, 2002, bonds with an aggregate carrying value of $4,437 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                     REALIZED
                                                           ----------------------------
                                                              YEAR ENDED DECEMBER 31
                                                           ----------------------------
                                                            2002       2001      2000
                                                           -------   --------   -------
Bonds....................................................  $(1,836)   $ 637     $  (363)
Other invested assets....................................      102       --      (1,115)
                                                           -------    -----     -------
                                                            (1,734)     637      (1,478)
Tax benefit (expense)....................................       26     (170)        346
Transfer to interest maintenance reserve.................      321     (367)        276
                                                           -------    -----     -------
Net realized gains (losses)..............................  $(1,387)   $ 100     $  (856)
                                                           =======    =====     =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                                                             CHANGES IN UNREALIZED
                                                           --------------------------
                                                             YEAR ENDED DECEMBER 31
                                                           --------------------------
                                                            2002      2001      2000
                                                           -------   -------   ------
Common stocks............................................  $10,576   $ 1,559   $2,002
Mortgage loans on real estate............................      350        86     (431)
Other invested assets....................................   (3,574)   (2,926)      --
                                                           -------   -------   ------
Change in unrealized.....................................  $ 7,352   $(1,281)  $1,571
                                                           =======   =======   ======

     Gross unrealized gains (losses) on common stocks were as follows:

                                                                 UNREALIZED
                                                              ----------------
                                                                DECEMBER 31
                                                              ----------------
                                                               2002      2001
                                                              -------   ------
Unrealized gains............................................  $16,492   $5,930
Unrealized losses...........................................     (386)    (400)
                                                              -------   ------
Net unrealized gains........................................  $16,106   $5,530
                                                              =======   ======

     During 2002 and 2001 the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

     During 2002, 2001, and 2000, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2002 and 2001, the Company held a mortgage loan loss reserve in the asset valuation reserve of $123 and $135, respectively.

5.  REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

     Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2002         2001         2000
                                                   ----------   ----------   ----------
Direct premiums..................................  $1,854,568   $1,369,720   $2,385,134
Reinsurance ceded................................    (111,525)     (91,205)     (88,767)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $1,743,043   $1,278,515   $2,296,367
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $30,380, $12,337, and $8,856 during 2002, 2001, and 2000, respectively. At December 31, 2002 and 2001, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $3,209 and $6,065, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2002 and 2001 of $119,561 and $63,758, respectively.

     During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


$55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2002, the amount charged directly to unassigned surplus was $1,185. The Company holds collateral in the form of letters of credit of $70,000.

6.  INCOME TAXES

     The main components of deferred tax amounts are as follows:

                                                                  DECEMBER 31
                                                              -------------------
                                                                2002       2001
                                                              --------   --------
Deferred income tax assets:
  sec.807(f) adjustment.....................................  $  1,593   $  1,977
  Pension expenses..........................................        --      2,422
  Tax basis deferred acquisition costs......................    88,838     76,692
  Reserves..................................................   100,307     74,569
  Other.....................................................     8,771      7,009
                                                              --------   --------
Total deferred income tax assets............................  $199,509   $162,669
                                                              ========   ========
Deferred income tax assets -- nonadmitted...................  $ 73,639   $ 58,309
Deferred income tax liabilities:
  sec.807(f) adjustment -- liabilities......................   102,176     91,560
  Other.....................................................       910      4,356
                                                              --------   --------
Total deferred income tax liabilities.......................  $103,086   $ 95,916
                                                              ========   ========

     The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                  YEAR ENDED
                                                                 DECEMBER 31
                                                              ------------------
                                                               2002       2001
                                                              -------   --------
Change in net deferred income tax asset.....................  $29,670   $(11,733)
                                                              =======   ========
Change in deferred income tax assets -- nonadmitted.........   15,330     (7,481)
                                                              =======   ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to loss from operations before federal income tax expense (benefit) and net realized capital gains/losses on investments for the following reasons:

                                                           YEAR ENDED DECEMBER 31
                                                       ------------------------------
                                                         2002       2001       2000
                                                       --------   --------   --------
Income tax expense (benefit) computed at the federal
  statutory rate (35%)...............................  $ (5,259)  $(19,606)  $(19,988)
Deferred acquisition costs -- tax basis..............    11,920      7,570     14,725
Amortization of IMR..................................      (378)      (504)      (580)
Depreciation.........................................      (413)        (6)      (426)
Dividends received deduction.........................    (9,863)    (8,705)   (12,805)
Low income housing credits...........................    (2,914)    (1,944)        --
Prior year under (over) accrual......................   (27,856)     3,340        560
Reinsurance transactions.............................      (415)     4,148         --
Reserves.............................................    34,358     19,541        123
Other................................................    (1,321)      (334)       921
                                                       --------   --------   --------
Federal income tax expense (benefit).................  $ (2,141)  $  3,500   $(17,470)
                                                       ========   ========   ========

     For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

     Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2002). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

     The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

7.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                              DECEMBER 31
                                             ---------------------------------------------
                                                     2002                    2001
                                             ---------------------   ---------------------
                                                          PERCENT                 PERCENT
                                               AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                             ----------   --------   ----------   --------
Subject to discretionary withdrawal with
  market value adjustment..................  $   14,509       0%     $   11,429       0%
Subject to discretionary withdrawal at book
  value less surrender charge..............     230,221       4%        102,240       2
Subject to discretionary withdrawal at
  market value.............................   4,464,409      84%      5,641,756      93
Subject to discretionary withdrawal at book
  value (minimal or no charges or
  adjustments).............................     605,085      12%        294,012       5
Not subject to discretionary withdrawal....      14,235       0%         14,654       0
                                             ----------     ---      ----------     ---
                                              5,328,459     100%      6,064,091     100%
                                                            ===                     ===
Less reinsurance ceded.....................     113,923                  60,224
                                             ----------              ----------
Total policy reserves on annuities and
  deposit fund liabilities.................  $5,214,536              $6,003,867
                                             ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2002         2001         2000
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the separate accounts statement:
  Transfers to separate accounts.................  $1,335,079   $1,208,884   $2,336,299
  Transfers from separate accounts...............     990,726    1,107,157    1,268,865
                                                   ----------   ----------   ----------
Net transfers to separate accounts...............     344,353      101,727    1,067,434
Change in valuation adjustment...................          --       98,321           --
Other............................................         420       16,749          779
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement...............................  $  344,773   $  216,797   $1,068,213
                                                   ==========   ==========   ==========

     At December 31, 2002 and 2001, the Company had variable annuities with guaranteed living benefits as follows:

                                                                SUBJECTED
                                                                 ACCOUNT     AMOUNT OF
YEAR  BENEFIT AND TYPE OF RISK                                    VALUE     RESERVE HELD
----  ------------------------                                  ---------   ------------
2002  Guaranteed Minimum Income Benefit......................   $921,683       $8,469
2001  Guaranteed Minimum Income Benefit......................     75,101           19

     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2002 and 2001, these assets (which are reported as

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                             GROSS    LOADING    NET
                                                             ------   -------   ------
DECEMBER 31, 2002
Ordinary direct renewal business...........................  $1,578    $ 184    $1,394
Ordinary new business......................................   2,072     (378)    2,450
                                                             ------    -----    ------
                                                             $3,650    $(194)   $3,844
                                                             ======    =====    ======
DECEMBER 31, 2001
Ordinary direct renewal business...........................  $1,439    $ 407    $1,032
Ordinary new business......................................     200       (5)      205
                                                             ------    -----    ------
                                                             $1,639    $ 402    $1,237
                                                             ======    =====    ======

8.  CONVERSION OF VALUATION SYSTEM

     During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

9.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities, is $21,381.

10.  CAPITAL AND SURPLUS

     Life/health insurance companies are subject to certain risk-based capital
(RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2002, the Company meets the RBC requirements.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     During 2002 and 2001, the Company sold $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,734, $1,634, and $1,224 for the years ended December 31, 2002, 2001, and 2000, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $967, $1,100, and $930 for the years ended December 31, 2002, 2001, and 2000, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2002, 2001, and 2000 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $203, $233, and $108 for the years ended December 31, 2002, 2001, and 2000, respectively.

13.  RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2002, 2001, and 2000, the Company paid $20,371, $16,904, and $19,248, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2002, 2001, and 2000, the Company received $3,673, $6,752, and $4,665, respectively, for such services, which approximates their cost.

     Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2002, 2001, and 2000, the Company paid net interest of $256, $945, and $2,262, respectively, to affiliates.

     In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2002 and 2001, the cash surrender value of these policies was $52,984 and $52,254, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


14.  COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,424 and $3,425 and an offsetting premium tax benefit of $763 and $764 at December 31, 2002 and 2001, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $70, $13, and $(9) for the years ended December 31, 2002, 2001, and 2000, respectively.

     The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2002, the value of securities loaned amounted to $69,860.

                           STATUTORY-BASIS FINANCIAL
                              STATEMENT SCHEDULES

SCHEDULE I

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2002

                                                                                       AMOUNT AT
                                                                                      WHICH SHOWN
                                                                                        IN THE
TYPE OF INVESTMENT                                          COST(1)     FAIR VALUE   BALANCE SHEET
------------------                                         ----------   ----------   -------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities.........................................  $  166,451    $168,139     $  166,451
  States, municipalities, and political subdivisions.....      30,736      31,379         30,736
  Foreign governments....................................       3,096       3,368          3,096
  Public utilities.......................................       6,974       7,325          6,974
  All other corporate bonds..............................     104,890     108,663        104,890
                                                           ----------    --------     ----------
Total fixed maturities...................................     312,147     318,874        312,147
EQUITY SECURITIES
Common stocks (unaffiliated):
  Industrial, miscellaneous, and all other...............         302         302            302
                                                           ----------    --------     ----------
Total equity securities..................................         302         302            302
Mortgage loans on real estate............................      10,884                     10,884
Home office properties...................................      42,654                     42,654
Policy loans.............................................     275,938                    275,938
Cash and short-term investments..........................     405,560                    405,560
Other invested assets....................................      18,881                     18,881
                                                           ----------                 ----------
Total investments........................................  $1,066,366                 $1,066,366
                                                           ==========                 ==========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

SCHEDULE III

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION

                             (DOLLARS IN THOUSANDS)


                                                                                 BENEFITS,
                                                                                  CLAIMS,
                         FUTURE POLICY   POLICY AND                    NET       LOSSES AND     OTHER
                         BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING    PREMIUM
                           EXPENSES      LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*    WRITTEN
                         -------------   -----------   ----------   ----------   ----------   ----------   -------
YEAR ENDED DECEMBER 31,
  2002
Individual life........   $  404,935       $12,874     $  610,634    $21,194     $  176,010   $  484,535   $   --
Group life and
  health...............       13,059           100            560        639          5,626       (4,316)     917
Annuity................      728,193            --      1,131,849     26,665      1,138,645      164,544       --
                          ----------       -------     ----------    -------     ----------   ----------   ------
                          $1,146,187       $12,974     $1,743,043    $48,498     $1,320,281   $  644,763   $  917
                          ==========       =======     ==========    =======     ==========   ==========   ======
YEAR ENDED DECEMBER 31,
  2001
Individual life........   $  386,965       $14,219     $  652,626    $14,014     $  167,912   $  529,090   $   --
Group life and
  health...............       12,222           135            772        731          1,226          422    1,030
Annuity................      336,587             4        625,117     29,679        802,630       (6,647)      --
                          ----------       -------     ----------    -------     ----------   ----------   ------
                          $  735,774       $14,358     $1,278,515    $44,424     $  971,768   $  522,865   $1,030
                          ==========       =======     ==========    =======     ==========   ==========   ======
YEAR ENDED DECEMBER 31,
  2000
Individual life........   $  389,458       $13,349     $  741,090    $13,430     $  267,540   $  591,343   $   --
Group life and
  health...............       11,237           100            847        936          1,413         (672)   1,100
Annuity................      259,199            25      1,554,430     33,501        814,734      937,870       --
                          ----------       -------     ----------    -------     ----------   ----------   ------
                          $  659,894       $13,474     $2,296,367    $47,867     $1,083,687   $1,528,541   $1,100
                          ==========       =======     ==========    =======     ==========   ==========   ======

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

SCHEDULE IV

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE

                             (DOLLARS IN THOUSANDS)


                                                                                          PERCENTAGE
                                                  CEDED TO      ASSUMED                   OF AMOUNT
                                                    OTHER      FROM OTHER                  ASSUMED
                                  GROSS AMOUNT    COMPANIES    COMPANIES    NET AMOUNT      TO NET
                                  ------------   -----------   ----------   -----------   ----------
YEAR ENDED DECEMBER 31, 2002
Life insurance in force.........  $79,096,314    $21,759,884     $  --      $57,336,430        0%
                                  ===========    ===========     =====      ===========      ===
Premiums:
  Individual life...............  $   653,642    $    43,008     $  --      $   610,634        0%
  Group life and health.........          917            357        --              560        0%
  Annuity.......................    1,200,009         68,160        --        1,131,849        0%
                                  -----------    -----------     -----      -----------      ---
                                  $ 1,854,568    $   111,525     $  --      $ 1,743,043        0%
                                  ===========    ===========     =====      ===========      ===
YEAR ENDED DECEMBER 31, 2001
Life insurance in force.........  $78,786,575    $17,837,374     $  --      $60,949,201      0.0%
                                  ===========    ===========     =====      ===========      ===
Premiums:
  Individual life...............  $   684,987    $    32,361     $  --      $   652,626      0.0%
  Group life....................        1,030            258        --              772      0.0
  Annuity.......................      683,703         58,586        --          625,117      0.0
                                  -----------    -----------     -----      -----------      ---
                                  $ 1,369,720    $    91,205     $  --      $ 1,278,515      0.0%
                                  ===========    ===========     =====      ===========      ===
YEAR ENDED DECEMBER 31, 2000
Life insurance in force.........  $76,903,969    $14,753,778     $  --      $62,150,191      0.0%
                                  ===========    ===========     =====      ===========      ===
Premiums:
  Individual life...............  $   774,550    $    33,460     $  --      $   741,090      0.0%
  Group life....................        1,100            253        --              847      0.0
  Annuity.......................    1,609,484         55,054        --        1,554,430      0.0
                                  -----------    -----------     -----      -----------      ---
                                  $ 2,385,134    $    88,767     $  --      $ 2,296,367      0.0%
                                  ===========    ===========     =====      ===========      ===

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

(a)   Board of Directors Resolution(1)
(b)   Custodian Agreements (Not Applicable)
(c)   Underwriting Contracts(1)
      i.    Principal Underwriting Agreement(1)
      ii.   Selected Broker Agreement(1)
(d)   Contracts
      i.    Specimen Variable Adjustable Life Insurance Policy(1)
      ii.   Amendatory Endorsement(7)
(e)   Applications(1)
(f)   Depositor's Certificate of Incorporation and By-Laws
      i.    Second Amended Articles of Incorporation of Western Reserve(2)
      ii.   Amended Code of Regulations (By-Laws) of Western Reserve(2)
(g)   Reinsurance Contracts
      i.    Reinsurance Treaty dated July 1, 2002
(h)   Participation Agreements

      i.    Participation Agreement regarding BT Insurance Funds Trust(3)

      ii. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund (5)
            b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II (5)
            c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III (5)
      iii.  Participation Agreement regarding PIMCO Variable Insurance Trust(5)
            a. Second Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio (10)
      iv. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (5)
      v.    Participation Agreement regarding Janus Aspen Series (5)
      vi. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (4)
      vii. Participation Agreement regarding Universal Institutional Funds, Inc.(7)
      viii a. Participation Agreement regarding Vanguard Variable Insurance Funds (8)
            b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds
      ix.   Participation Agreement regarding Royce Capital Fund (9)
      x.    Participation Agreement regarding Rydex Variable Trust (10)
      xi.   Participation Agreement regarding Gateway Variable Insurance Trust
            (10)
      xii. a. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.(10)
            b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.
      xiii. Participation Agreement regarding Third Avenue Variable Insurance Trust (10)
      xiv.  Participation Agreement regarding PBHG Insurance Series Fund (10)
(i)   Administrative Contracts
      i.    Third Party Administration and Transfer Agent Agreement(11)

(j)   Other Material Contracts
      i.    Power of Attorney(3)
      ii.   Power of Attorney for Jerome A. Vahl (6)
      iii.  Power of Attorney for Kevin Bachmann (10)
      iv.   Power of Attorney for Brenda K. Clancy (10)
      v.    Power of Attorney for Michael W. Kirby (10)
      vi.   Power of Attorney for Paul Reaburn (10)
      vii.  Power of Attorney for Jerome C. Vahl (10)
(k)   Legal Opinion (1)
(l)   Actuarial Opinion (Not Applicable)
(m)   Calculation (Not Applicable)
(n)   Other Opinions
      i.    Consent of Ernst & Young LLP
      ii.   Consent of Sutherland Asbill & Brennan LLP
(o)   Omitted Financial Statements (Not Applicable)
(p)   Initial Capital Agreements (Not Applicable)
(q)      Redeemability Exemption
      i.    Memorandum describing issuance, transfer and redemption procedures
            (3)


(1) Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

(8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 registration statement filed April 29, 2002. (File No. 333-57681)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 registration statement filed July 3, 2002. (File No. 333-57681)

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

ITEM  28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                  NAME              PRINCIPAL BUSINESS                 POSITION
                                    BUSINESS ADDRESS

     Michael W. Kirby                (1)                               Director, Chairman of the Board and Chief
                                                                       Executive Officer
     Jerome C. Vahl                  (1)                               Director and President
     Brenda K. Clancy                (1)                               Director and Vice President
     Paul Reaburn                    (1)                               Director and Vice President
     Kevin Bachmann                  (2)                               Director and Vice President
     Alan M. Yaeger                  (2)                               Executive Vice President, Actuary, and
                                                                       Chief Financial Officer

     William H. Geiger               (2)                               Senior Vice President, Corporate Counsel
                                                                       and Group Vice-President - Compliance and
                                                                       Secretary
     Allan J. Hamilton               (2)                               Vice President, Treasurer and Controller


(1)   4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001
(2)   570 Carillon Parkway, St. Petersburg, Florida 33716

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement for Separate Account VA P of Transamerica Life Insurance Company filed November 8, 2002. (File No. 333-98891).

ITEM 30. INDEMNIFICATION

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

                  Provisions exist under the Ohio General Corporation Law, the
            Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

SECTION 1701.13 AUTHORITY OF CORPORATION

      (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

      (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

      (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

      (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

      (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and
(2) of this section. Such determination shall be made as follows:

      (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

      (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

      (c) By the shareholders;

      (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

      Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

      (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

      (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

      (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

      (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

      (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

      (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

      EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

      (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

      (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

      (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

      (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

      (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

      Indemnification of Directors and Officers

      Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

ITEM 31. PRINCIPAL UNDERWRITERS

A. AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account and TFLIC Series Annuity Account B. These accounts are separate accounts of AUSA Life Insurance Company, Inc.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2LNY. This account is a separate account of Transamerica Life Insurance Company of New York.

B.  Directors and Officers of AFSG

                                    Principal
Name                                Business         Position and Offices with Underwriter
                                    Address

Larry N. Norman                     (1)              Director and President
Anne M. Spaes                       (1)              Director and Vice President
Lisa A. Wachendorf                  (1)              Director, Vice President and Chief Compliance Officer
John K. Carter                      (2)              Vice President
William G. Cummings                 (2)              Vice President, Treasurer and Controller
Thomas R. Moriarty                  (2)              Vice President
Christopher G. Roetzer              (2)              Vice President
Michael V. Williams                 (2)              Vice President
Frank A. Camp                       (1)              Secretary
Priscilla I. Hechler                (2)              Assistant Vice President and Assistant Secretary
Linda Gilmer                        (1)              Assistant Treasurer
Darin D. Smith                      (1)              Vice President and Assistant Secretary
Teresa L. Stolba                    (1)              Assistant Compliance Officer
Emily M. Bates                      (3)              Assistant Treasurer
Clifton W. Flenniken, III           (4)              Assistant Treasurer

(1)   4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2)   570 Carillon Parkway, St. Petersburg, FL 33716-1202
(3)   400 West Market Street, Louisville, Kentucky 40202
(4)   1111 North Charles Street, Baltimore, Maryland 21201

C.  Compensation to Principal Underwriter from Registrant

For Fiscal Year 2002

                                    Net Underwriting
Name of Principal                   Discounts and             Compensation on           Brokerage
Underwriter                         Commissions               Redemption                Commissions       Commission

AFSG Securities                        0                         0                           0               0
Corporation

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books, or other documents required to be maintained by
      Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 33. MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 34. FEE REPRESENTATION

      Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant Certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and State of Florida on the 21 day of April, 2003.

                                             WRL SERIES LIFE CORPORATE ACCOUNT
                                                        (Registrant)


                                    By   /s/ Priscilla I. Hechler
                                         ---------------------------------------
                                    Name: Michael W. Kirby*
                                    Title: Chairman of the Board and Chief
                                           Executive Officer


                                       WESTERN RESERVE LIFE ASSURANCE CO. OF
                                       OHIO
                                                     (Depositor)

                                    By   /s/ Priscilla I. Hechler
                                         ---------------------------------------
                                    Name: Michael W. Kirby*
                                    Title: Chairman of the Board and Chief
                                           Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

  SIGNATURE                                    TITLE                           DATE
/s/ Priscilla I. Hechler
------------------------------            Chairman of the Board           April 21, 2003
Michael W. Kirby*                      and Chief Executive Officer


/s/ Priscilla I. Hechler
------------------------------           Director and President           April 21, 2003
Jerome C. Vahl*


/s/ Priscilla I. Hechler
------------------------------         Director and Vice President        April 21, 2003
Brenda K. Clancy*


/s/ Priscilla I. Hechler
------------------------------         Director and Vice President        April 21, 2003
Paul Reaburn*


/s/ Kevin Bachmann
------------------------------         Director and Vice President        April 21, 2003
Kevin Bachmann


/s/ Allan J. Hamilton
------------------------------         Vice President, Treasurer          April 21, 2003
Allan J. Hamilton                          and Controller


/s/ Alan M. Yaeger
------------------------------      Executive Vice President, Actuary     April 21, 2003
Alan M. Yaeger                      and Chief Financial Officer


/s/ Priscilla I. Hechler
----------------------------------------
Signed by Priscilla I. Hechler as Attorney in Fact

                                  EXHIBIT INDEX

Item 27(g) Reinsurance Contracts

      i.    Reinsurance Treaty dated July 1, 2002

Item 27(h) viii.b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds

Item 27(h) xii.b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.

Item 27(n) Other Opinions
      i.    Consent of Ernst & Young LLP
      ii.   Consent of Sutherland Asbill & Brennan LLP